UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Registrant is making a filing for 7 of its series:

Wells Fargo Asia Pacific Fund, Wells Fargo Diversified International Fund, Wells Fargo Emerging Markets Equity Fund, Wells Fargo Emerging Markets Equity Income Fund, Wells Fargo Global Small Cap Fund, Wells Fargo International Equity Fund, and Wells Fargo Intrinsic World Equity Fund.

Date of reporting period: October 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2017

Wells Fargo Asia Pacific Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Asia Pacific Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Asia Pacific Fund for the 12-month period that ended October 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 23.63% and 23.64%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.90% and the Bloomberg Barclays Municipal Bond Index4 returned 2.19% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the last two months of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory in November, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s amended rule for money market funds, which included the possibility of liquidity fees and redemption gates and, for institutional prime and municipal money market funds, floating net asset values (NAVs). Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Asia Pacific Fund	3

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds that accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, financial markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. Corporate earnings reports were favorable overall as companies continued to benefit from healthy operating leverage. Global commodity prices climbed during the quarter. Oil prices rebounded, partly due to a better balance between supply and demand. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective. Reflecting continued confidence in the U.S. economy, the Fed also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which has led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. Also, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

Positive economic and market news continued into October.

October proved to be a strong month for U.S. stocks. The S&P 500 Index delivered 11 record closes amid rising consumer confidence and signs the economy was continuing to gain momentum, including news in late October that economic output was estimated to have grown at a 3.0% annual rate in the third quarter. At its October meeting, the Fed, in a unanimous vote, left short-term interest rates unchanged but signaled it could make another rate increase before the end of 2017 if the economy remains on track. The Fed also began the process of unwinding its quantitative easing program. Outside the U.S., international stocks generally delivered positive results in October as global economic growth continued to strengthen.

4	Wells Fargo Asia Pacific Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Asia Pacific Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns (%) as of October 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFAAX)	7-31-2007	18.60	9.10	0.96	25.84	10.39	1.56	1.69	1.60
Class C (WFCAX)	7-31-2007	23.86	9.57	0.79	24.86	9.57	0.79	2.44	2.35
Administrator Class (WFADX)	7-30-2010	–	–	–	25.83	10.56	1.67	1.61	1.50
Institutional Class (WFPIX)	7-30-2010	–	–	–	26.25	10.77	1.81	1.36	1.25
MSCI AC Asia Pacific Index (Net)[4]	–	–	–	–	23.70	9.22	2.27	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Asia Pacific Fund	7

Growth of $10,000 investment as of October 31, 2017[5]

[1]	Historical performance shown for Administrator and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Administrator and Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through February 28, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. The MSCI AC Asia Pacific Index (Net) consists of the following 13 developed and emerging markets countries: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, and Thailand. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI AC Asia Pacific Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Asia Pacific Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the MSCI AC Asia Pacific Index (Net), for the 12-month period that ended October 31, 2017.

∎	Overall country allocation contributed to relative returns for the period, led by an overweight to China/Hong Kong and an underweight to Japan. Stock selection contributed the bulk of positive attribution in China/Hong Kong and Japan.

∎	Allocation at the sector level did not have a material impact on performance. Stock selection contributed the majority of positive attribution, particularly in the consumer discretionary and consumer staples sectors; selection within real estate and utilities was negative.

Ten largest holdings (%) as of October 31, 2017[6]
Alibaba Group Holding Limited ADR	2.33
Taiwan Semiconductor Manufacturing Company Limited	2.11
Mitsubishi UFJ Financial Group Incorporated	2.02
Toyota Motor Corporation	1.97
Tencent Holdings Limited	1.93
Samsung Electronics Company Limited	1.84
Macromill Incorporated	1.69
China Construction Bank H Shares	1.58
Sekisui House Limited	1.54
Hitachi Limited	1.51

Sector distribution as of October 31, 2017[7]

The Fund outperformed its benchmark during a volatile market.

During the 12-month period, returns in the Asia Pacific region appreciated significantly as earnings growth accelerated in Asian emerging markets. Consensus earnings estimates called for 15.9% earnings growth at the beginning of the period, and actual earnings delivered, moving from negative territory to double-digit growth toward the end of the period, which provided a catalyst for investors to allocate to the asset class after two-plus years of negative earnings growth from 2013 to 2015.

Information technology (IT) led the index in terms of absolute performance; the sector rose 49.4%, making it the largest positive contributor to the index. Against this backdrop, the portfolio’s overweight position to IT as a whole and Chinese IT, which appreciated 64.8%, resulted in positive attribution.

In the consumer discretionary sector, the Fund benefited from investments in Japanese shares such as Macromill, Incorporated; Suzuki Motor Corporation; and Ryohin Keikaku Company, Limited. Japanese stocks also led in the consumer staples sector as names such as Matsumotokiyoshi Holdings Company, Limited, and KOSE Corporation outperformed. Holdings in China A shares also contributed to relative outperformance and benefited from MSCI’s decision to begin including China A shares in the MSCI AC World Index and the MSCI Emerging Markets Index in June 2017. Midea Group Company Limited, Inner Mongolia Yili Industrial Group Company Limited, and Huayu Automotive Systems

Company Limited represent China A shares that contributed to outperformance during the period.

Real estate was the largest detractor due to stock selection, particularly within China/Hong Kong, which returned 34.3% as a whole. The portfolio participated in Chinese real estate through a holding in China Overseas Land & Investment Limited; however, it was the highly levered names such as China Evergrande Group* (482% return, 400% total debt/equity) and Sunac China Holdings Limited* (661% return, 529% total debt/equity) that saw the largest increases.

The team increased the Fund’s position within India from 5.2% of the portfolio at the beginning of the period to 10% by the end of the period, primarily in the industrials and consumer discretionary sectors, while reducing the position in Indonesia, particularly within the telecommunication services and real estate sectors. Chinese consumer discretionary

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Asia Pacific Fund	9

also saw a lift, given the addition of new positions in the China A-share market and tourism and the reduction of exposure to Taiwanese IT as the tech up cycle began to wind down toward the end of the period.

Country allocation as of October 31, 2017[7]

Our investment outlook on the Asia Pacific region remains positive.

Chinese equities may consolidate at current levels after very strong market performance year to date, rising more than 45%. The new economy sectors have dramatically outperformed this year and we continue to like IT and consumption sectors for growth, but we expect market performance to broaden out. Above and beyond the internet giants of Baidu, Incorporated; Alibaba Group Holding Limited; and Tencent Holdings Limited, we are finding more investment opportunities in IT in the China A-share market. We expect the economic and political environment to remain stable following the 19th National Party Congress. President Xi has been elevated to the highest status, with his thoughts incorporated in the Party constitution. The new Politburo Standing

Committee members fully support his agenda for balanced, quality growth and accelerated state-owned enterprise reform.

The Korean equity outlook is supported by earnings growth, most notably in the IT sector, and recovery in the industrials sector. Taiwan’s economy continues to be supported by global expansion, boosting exports and industrial production; however, the improvement in the external environment has not fed through to domestic demand.

We remain bullish on India, as we are positive on the reform momentum, which appears to be accelerating. In particular, the goods and services tax (GST) was implemented in July and there are limited disruptions thus far. We are positive on stocks that will benefit from market-share loss from informal sectors as a result of both demonetization and GST. We agree with Bank Indonesia’s view that economic growth in Indonesia should accelerate in the second half on higher infrastructure spending. While we do not have a positive structural view on Thailand due to the overall indebtedness of households and the fluid political situation, we are closely monitoring cyclical upturns and are tactically positioned with strong, but reasonably valued, franchises.

Japan remains one of the large developed markets in which equity performance lagged. Prime Minister Abe’s victory in the snap elections solidified chances for further labor reform and other domestic policies.

We remain cautious on the Australian market due to the deterioration of household savings rates and recent weak earnings announcements. New Zealand macroeconomic trends are supportive of a stronger market, but we are limited by the availability of attractive names in the near term.

Please see footnotes on page 7.

10	Wells Fargo Asia Pacific Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2017	Ending account value 10-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,177.76	$8.78	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000.00	$1,173.95	$12.88	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.36	$11.93	2.35%
Administrator Class
Actual	$1,000.00	$1,177.69	$8.23	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.63	1.50%
Institutional Class
Actual	$1,000.00	$1,180.00	$6.87	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2017	Wells Fargo Asia Pacific Fund	11

Security name	Shares	Value

Common Stocks: 88.89%

Australia: 5.73%
Australia & New Zealand Banking Group Limited (Financials, Banks)	34,415	$788,078
BHP Billiton Limited (Materials, Metals & Mining)	90,171	1,831,588
IOOF Holdings Limited (Financials, Capital Markets)	88,767	731,011
Medibank Private Limited (Financials, Insurance)	306,927	721,163
MYOB Group Limited (Information Technology, Internet Software & Services)	256,900	737,319
Northern Star Resources Limited (Materials, Metals & Mining)	297,009	1,186,588
Rio Tinto Limited (Materials, Metals & Mining)	24,585	1,306,780
Suncorp Group Limited (Financials, Insurance)	106,752	1,109,522
Woodside Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	43,439	1,021,651

		9,433,700

China: 21.46%
3SBio Incorporated (Health Care, Biotechnology)†	557,500	997,603
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	20,750	3,836,468
AviChina Industry & Technology Company Limited H Shares (Industrials, Aerospace & Defense)	2,137,000	1,240,881
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	7,255	1,769,785
Bank of China Limited H Shares (Financials, Banks)	2,682,000	1,337,322
Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	1,906,000	1,600,264
BYD Company Limited H Shares (Consumer Discretionary, Automobiles)«	131,000	1,147,723
China Communications Construction Company Limited H Shares (Industrials, Construction & Engineering)	406,000	492,837
China Construction Bank H Shares (Financials, Banks)	2,910,000	2,596,149
China Everbright International Limited (Industrials, Commercial Services & Supplies)	579,000	816,392
China Galaxy Securities Company Limited H Shares (Financials, Capital Markets)	689,500	600,995
China Merchants Bank Company Limited H Shares (Financials, Banks)	276,500	1,054,410
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	151,500	1,521,525
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	1,140,000	837,311
China Resources Phoenix Healthcare Holdings Company Limited (Health Care, Health Care Providers & Services) «	565,000	741,610
Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	13,300	636,937
Hengan International Group Company Limited (Consumer Staples, Personal Products)	101,000	995,578
Huaneng Renewables Corporation Limited H Shares (Utilities, Independent Power & Renewable Electricity Producers)	4,424,000	1,519,768
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	2,715,000	2,154,210
JD.com Incorporated ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	18,700	701,624
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	1,222,000	797,290
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	390,000	772,861
Ping An Insurance (Group) Company of China Limited H Shares (Financials, Insurance)	231,000	2,028,290
Shanghai Fosun Pharmaceutical Company Limited H Shares (Health Care, Pharmaceuticals)	235,000	1,173,283
Tencent Holdings Limited (Information Technology, Internet Software & Services)	70,800	3,174,538
Yum China Holdings Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) †	19,400	782,790

		35,328,444

Hong Kong: 1.96%
China Overseas Land & Investment Limited (Real Estate, Real Estate Management & Development)	426,000	1,381,521
Li & Fung Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,842,000	927,918
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing)	910,000	919,168

		3,228,607

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Asia Pacific Fund	Portfolio of investments—October 31, 2017

Security name	Shares	Value

India: 9.32%
Bharat Electronics Limited (Industrials, Aerospace & Defense)	462,102	$1,317,005
Bharat Petroleum Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	98,018	819,601
Emami Limited (Consumer Staples, Personal Products)	64,915	1,261,043
HDFC Bank Limited (Financials, Banks)	79,100	2,208,578
Hindalco Industries Limited (Materials, Metals & Mining)	475,352	1,962,431
ICICI Bank Limited (Financials, Banks)	186,670	864,885
Indian Hotels Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	335,643	586,859
Indian Hotels Company Limited (Interim Shares) (Consumer Discretionary, Hotels, Restaurants & Leisure) (a)	67,128	117,371
Larsen & Toubro Limited (Industrials, Construction & Engineering)	72,054	1,359,733
MakeMyTrip Limited (Consumer Discretionary, Internet & Direct Marketing Retail) †	27,600	753,474
Maruti Suzuki India Limited (Consumer Discretionary, Automobiles)	6,760	856,986
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	153,310	2,226,940
Tata Motors Limited (Consumer Discretionary, Automobiles) †	152,900	1,011,288

		15,346,194

Indonesia: 1.32%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	809,400	930,997
PT Cikarang Listrindo Tbk (Utilities, Independent Power & Renewable Electricity Producers)	6,279,300	506,974
PT Telekomunikasi Indonesia Persero Tbk (Telecommunication Services, Diversified Telecommunication Services)	2,451,200	728,357

		2,166,328

Japan: 33.13%
Ezaki Glico Company Limited (Consumer Staples, Food Products)	14,900	824,247
FANUC Corporation (Industrials, Machinery)	3,700	858,089
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	316,000	2,492,872
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	23,000	712,625
J.Front Retailing Company Limited (Consumer Discretionary, Multiline Retail)	70,100	1,028,335
Japan Airlines Company Limited (Industrials, Airlines)	51,000	1,735,808
Japan Rental Housing Investment Incorporated (Real Estate, Equity REITs)	1,900	1,313,399
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	35,800	1,179,742
Kao Corporation (Consumer Staples, Personal Products)	13,500	811,627
KOSE Corporation (Consumer Staples, Personal Products)	7,700	929,783
Kubota Corporation (Industrials, Machinery)	71,200	1,328,445
Kura Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure)	27,800	1,242,021
Kyushu Railway Company (Industrials, Road & Rail)	61,400	1,957,478
Macromill Incorporated (Consumer Discretionary, Media)	92,700	2,780,062
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	31,600	2,262,205
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	496,700	3,330,845
Mitsui Fudosan Company Limited (Real Estate, Real Estate Management & Development)	82,400	1,903,016
Nintendo Company Limited (Information Technology, Software)	4,100	1,579,350
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	18,900	909,720
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	34,100	822,023
Obayashi Corporation (Industrials, Construction & Engineering)	131,500	1,711,622
ORIX Corporation (Financials, Diversified Financial Services)	109,800	1,871,926
Otsuka Corporation (Information Technology, IT Services)	18,700	1,266,347
Panasonic Corporation (Consumer Discretionary, Household Durables)	139,700	2,089,265
Recruit Holdings Company Limited (Industrials, Professional Services)	56,100	1,369,628
Ryohin Keikaku Company Limited (Consumer Discretionary, Multiline Retail)	5,500	1,615,584
Sekisui House Limited (Consumer Discretionary, Household Durables)	136,500	2,534,203

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Asia Pacific Fund	13

Security name	Shares	Value

Japan (continued)
SoftBank Group Corporation (Telecommunication Services, Wireless Telecommunication Services)	20,100	$1,758,363
Sony Corporation (Consumer Discretionary, Household Durables)	40,400	1,567,963
Sumitomo Mitsui Trust Holdings Incorporated (Financials, Banks)	43,400	1,696,610
Suzuki Motor Corporation (Consumer Discretionary, Automobiles)	14,900	809,177
Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	8,200	1,424,660
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	52,800	3,245,873
Tsukui Corporation (Health Care, Health Care Providers & Services)	125,200	896,291
Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	149,800	667,944

		54,527,148

Malaysia: 1.33%
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	585,300	695,420
IHH Healthcare Bhd (Health Care, Health Care Providers & Services)	549,000	731,395
Sime Darby Bhd (Industrials, Industrial Conglomerates)	353,200	767,554

		2,194,369

Philippines: 1.11%
GT Capital Holdings Incorporated (Financials, Diversified Financial Services)	26,135	597,371
Semirara Mining & Power Corporation (Energy, Oil, Gas & Consumable Fuels)	1,499,440	1,234,406

		1,831,777

Singapore: 0.98%
Genting Singapore plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	947,900	848,388
Singapore Telecommunications Limited (Telecommunication Services, Diversified Telecommunication Services)	277,700	763,976

		1,612,364

South Korea: 4.83%
Celltrion Healthcare Company Limited (Health Care, Health Care Providers & Services) †	9,700	509,957
Hana Financial Group Incorporated (Financials, Banks)	18,391	787,119
KB Financial Group Incorporated (Financials, Banks)	15,723	819,586
Korea Electric Power Corporation (Utilities, Electric Utilities)	26,713	934,663
LG Chem Limited (Materials, Chemicals)	3,049	1,098,114
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,231	3,025,995
Samsung SDI Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	4,254	782,188

		7,957,622

Taiwan: 5.36%
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	441,085	1,638,009
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	493,000	781,359
Taiwan Paiho Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	228,000	941,196
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	431,000	3,472,637
Uni-President Enterprises Corporation (Consumer Staples, Food Products)	413,000	862,713
United Microelectronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	2,180,000	1,120,377

		8,816,291

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Asia Pacific Fund	Portfolio of investments—October 31, 2017

Security name			Shares	Value

Thailand: 1.82%
Land & Houses PCL (Real Estate, Real Estate Management & Development)			5,322,700	$1,746,461
Thai Beverage PCL (Consumer Staples, Beverages)			1,732,800	1,245,796

				2,992,257

Vietnam: 0.54%
Masan Group Corporation (Consumer Staples, Food Products)			336,000	880,220

Total Common Stocks (Cost $116,074,001)				146,315,321

		Expiration date
Participation Notes: 8.90%

China: 8.90%
HSBC Bank plc (Baoshan Iron & Steel Company Limited Class A) (Materials, Metals & Mining) †(a)144A		2-19-2019	870,995	1,007,530
HSBC Bank plc (China International Travel Service Corporation Class A) (Consumer Discretionary, Hotels, Restaurants & Leisure) †(a)		12-23-2024	191,000	1,191,698
HSBC Bank plc (Han’s Laser Technology Industry Group Company Limited Class A) (Industrials, Machinery) †(a)		3-18-2019	178,169	1,285,495
HSBC Bank plc (Hangzhou Hikvision Digital Technology Company Limited Class A) (Information Technology, Electronic Equipment, Instruments & Components) †(a)		6-18-2018	511,261	3,028,735
HSBC Bank plc (Huayu Automotive Systems Company Limited Class A) (Consumer Discretionary, Auto Components) †(a)		12-2-2019	233,800	896,681
HSBC Bank plc (Inner Mongolia Yili Industrial Group Company Limited Class A) (Consumer Staples, Food Products) †(a)		9-25-2023	277,800	1,238,046
HSBC Bank plc (Midea Group Company Limited Class A) (Consumer Discretionary, Household Durables) †(a)		5-8-2018	175,000	1,346,032
HSBC Bank plc (Songcheng Performance Development Company Limited Class A) (Consumer Discretionary, Hotels, Restaurants & Leisure) †(a)		10-12-2020	415,952	1,264,054
UBS AG (China Vanke Company Limited Class A) (Real Estate, Real Estate Management & Development) †		10-31-2018	187,200	815,897
UBS AG (GoerTek Incorporated Class A) (Information Technology, Electronic Equipment, Instruments & Components) †(a)		7-24-2018	331,400	1,106,566
UBS AG (Han’s Laser Technology Industry Group Company Limited Class A) (Industrials, Machinery) †(a)		3-19-2018	203,912	1,471,232

Total Participation Notes (Cost $9,427,469)				14,651,966

Dividend yield
Preferred Stocks: 1.11%

South Korea: 1.11%
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	2.06%		910	1,819,431

Total Preferred Stocks (Cost $630,728)				1,819,431

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Asia Pacific Fund	15

Security name	Yield	Shares	Value

Short-Term Investments: 1.24%

Investment Companies: 1.24%
Securities Lending Cash Investment LLC (l)(r)(u)	1.26%	993,151	$993,250
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.96	1,050,305	1,050,305

Total Short-Term Investments (Cost $2,043,555)			2,043,555

Total investments in securities (Cost $128,175,753)	100.14%	164,830,273
Other assets and liabilities, net	(0.14)	(234,846)

Total net assets	100.00%	$164,595,427

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment companies
Securities Lending Cash Investment LLC	1,315,692	47,838,370	48,160,911	993,151	$59	$(59)	$42,173	$993,250
Wells Fargo Government Money Market Fund Select Class	1,975,446	62,511,814	63,436,955	1,050,305	0	0	18,048	1,050,305

					$59	$(59)	$60,221	$2,043,555	1.24%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Asia Pacific Fund	Statement of assets and liabilities—October 31, 2017

Assets
Investments in unaffiliated securities (including $937,167 of securities loaned), at value (cost $126,132,198)	$162,786,718
Investments in affiliated securities, at value (cost $2,043,555)	2,043,555
Foreign currency, at value (cost $931,367)	931,337
Receivable for investments sold	399,252
Receivable for Fund shares sold	100,718
Receivable for dividends	369,722
Receivable for securities lending income	5,008
Prepaid expenses and other assets	43,726

Total assets	166,680,036

Liabilities
Payable upon receipt of securities loaned	993,250
Payable for investments purchased	815,897
Management fee payable	131,009
Payable for Fund shares redeemed	86,816
Administration fees payable	26,365
Distribution fee payable	1,440
Trustees’ fees and expenses payable	1,383
Accrued expenses and other liabilities	28,449

Total liabilities	2,084,609

Total net assets	$164,595,427

NET ASSETS CONSIST OF
Paid-in capital	$127,814,392
Undistributed net investment income	516,058
Accumulated net realized losses on investments	(387,403)
Net unrealized gains on investments	36,652,380

Total net assets	$164,595,427

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$126,265,147
Shares outstanding – Class A1	8,396,146
Net asset value per share – Class A	$15.04
Maximum offering price per share – Class A2	$15.96
Net assets – Class C	$2,308,678
Shares outstanding – Class C1	162,147
Net asset value per share – Class C	$14.24
Net assets – Administrator Class	$2,000,020
Shares outstanding – Administrator Class[1]	135,265
Net asset value per share – Administrator Class	$14.79
Net assets – Institutional Class	$34,021,582
Shares outstanding – Institutional Class[1]	2,305,821
Net asset value per share – Institutional Class	$14.75

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2017	Wells Fargo Asia Pacific Fund	17

Investment income
Dividends (net of foreign withholding taxes of $351,945)	$3,184,882
Income from affiliated securities	60,221

Total investment income	3,245,103

Expenses
Management fee	1,472,590
Administration fees
Class A	246,060
Class C	4,444
Administrator Class	5,081
Institutional Class	31,282
Shareholder servicing fees
Class A	292,929
Class C	5,291
Administrator Class	9,771
Distribution fee
Class C	15,872
Custody and accounting fees	95,193
Professional fees	53,212
Registration fees	71,288
Shareholder report expenses	24,522
Trustees’ fees and expenses	21,512
Other fees and expenses	25,970

Total expenses	2,375,017
Less: Fee waivers and/or expense reimbursements	(91,134)

Net expenses	2,283,883

Net investment income	961,220

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	4,252,801
Affiliated securities	59

Net realized gains on investments	4,252,860

Net change in unrealized gains (losses) on:
Unaffiliated securities	29,328,740
Affiiliated securities	(59)

Net change in unrealized gains (losses) on investments	29,328,681

Net realized and unrealized gains (losses) on investments	33,581,541

Net increase in net assets resulting from operations	$34,542,761

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Asia Pacific Fund	Statement of changes in net assets

	Year ended October 31, 2017		Year ended October 31, 2016

Operations
Net investment income		$961,220		$1,443,500
Net realized gains (losses) on investments		4,252,860		(3,319,116)
Net change in unrealized gains (losses) on investments		29,328,681		5,861,420

Net increase in net assets resulting from operations		34,542,761		3,985,804

Distributions to shareholders from
Net investment income
Class A		(1,463,867)		(2,403,259)
Class C		(6,107)		(44,466)
Administrator Class		(50,069)		(274,359)
Institutional Class		(295,073)		(250,376)

Total distributions to shareholders		(1,815,116)		(2,972,460)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	620,409	7,822,027	1,604,531	18,556,341
Class C	5,243	62,877	13,686	149,151
Administrator Class	60,384	741,557	70,112	783,199
Institutional Class	1,809,183	22,286,904	334,375	3,796,409

		30,913,365		23,285,100

Reinvestment of distributions
Class A	124,042	1,419,041	203,382	2,336,858
Class C	449	4,899	3,274	35,719
Administrator Class	4,266	47,951	24,161	272,051
Institutional Class	25,127	281,166	20,214	227,203

		1,753,057		2,871,831

Payment for shares redeemed
Class A	(2,264,628)	(28,673,054)	(3,431,646)	(39,403,961)
Class C	(37,870)	(444,028)	(132,110)	(1,420,868)
Administrator Class	(885,130)	(10,601,230)	(337,011)	(3,756,219)
Institutional Class	(389,294)	(5,004,838)	(434,461)	(4,818,709)

		(44,723,150)		(49,399,757)

Net decrease in net assets resulting from capital share transactions		(12,056,728)		(23,242,826)

Total increase (decrease) in net assets		20,670,917		(22,229,482)

Net assets
Beginning of period		143,924,510		166,153,992

End of period		$164,595,427		$143,924,510

Undistributed net investment income		$516,058		$1,270,787

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asia Pacific Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.11	$11.92	$12.18	$11.72	$10.19
Net investment income	0.08	0.11 [1]	0.04 [1]	0.09 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	3.00	0.29	(0.16)	0.67	1.79

Total from investment operations	3.08	0.40	(0.12)	0.76	1.91
Distributions to shareholders from
Net investment income	(0.15)	(0.21)	(0.14)	(0.30)	(0.38)
Net asset value, end of period	$15.04	$12.11	$11.92	$12.18	$11.72
Total return[2]	25.84%	3.47%	(0.95)%	6.61%	19.24%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.69%	1.72%	1.71%	1.79%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	0.58%	0.97%	0.34%	0.80%	1.08%
Supplemental data
Portfolio turnover rate	63%	52%	113%	113%	187%
Net assets, end of period (000s omitted)	$126,265	$120,108	$137,578	$6,755	$8,720

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.44	$11.29	$11.57	$11.15	$9.73
Net investment income (loss)	(0.02)[1]	0.02 [1]	(0.00)[1,2]	0.01 [1]	0.05
Net realized and unrealized gains (losses) on investments	2.85	0.28	(0.20)	0.63	1.69

Total from investment operations	2.83	0.30	(0.20)	0.64	1.74
Distributions to shareholders from
Net investment income	(0.03)	(0.15)	(0.08)	(0.22)	(0.32)
Net asset value, end of period	$14.24	$11.44	$11.29	$11.57	$11.15
Total return[3]	24.86%	2.75%	(1.71)%	5.76%	18.44%
Ratios to average net assets (annualized)
Gross expenses	2.41%	2.44%	2.46%	2.46%	2.54%
Net expenses	2.35%	2.35%	2.35%	2.35%	2.35%
Net investment income (loss)	(0.17)%	0.14%	(0.01)%	0.12%	0.37%
Supplemental data
Portfolio turnover rate	63%	52%	113%	113%	187%
Net assets, end of period (000s omitted)	$2,309	$2,223	$3,495	$2,427	$1,980

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asia Pacific Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.88	$11.72	$11.99	$11.54	$10.04
Net investment income	0.04 [1]	0.12	0.11 [1]	0.12 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	3.00	0.29	(0.21)	0.65	1.77

Total from investment operations	3.04	0.41	(0.10)	0.77	1.91
Distributions to shareholders from
Net investment income	(0.13)	(0.25)	(0.17)	(0.32)	(0.41)
Net asset value, end of period	$14.79	$11.88	$11.72	$11.99	$11.54
Total return	25.83%	3.60%	(0.83)%	6.86%	19.57%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.61%	1.56%	1.52%	1.61%
Net expenses	1.50%	1.47%	1.40%	1.40%	1.40%
Net investment income	0.36%	1.07%	0.87%	1.04%	1.26%
Supplemental data
Portfolio turnover rate	63%	52%	113%	113%	187%
Net assets, end of period (000s omitted)	$2,000	$11,357	$14,048	$13,956	$12,577

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.89	$11.73	$12.00	$11.55	$10.05
Net investment income	0.21	0.13	0.15 [1]	0.14 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	2.85	0.30	(0.23)	0.65	1.74

Total from investment operations	3.06	0.43	(0.08)	0.79	1.92
Distributions to shareholders from
Net investment income	(0.20)	(0.27)	(0.19)	(0.34)	(0.42)
Net asset value, end of period	$14.75	$11.89	$11.73	$12.00	$11.55
Total return	26.25%	3.83%	(0.65)%	6.99%	19.70%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.36%	1.36%	1.27%	1.33%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.11%	1.28%	1.27%	1.15%	1.62%
Supplemental data
Portfolio turnover rate	63%	52%	113%	113%	187%
Net assets, end of period (000s omitted)	$34,022	$10,237	$11,034	$502	$129

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Asia Pacific Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Asia Pacific Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

24	Wells Fargo Asia Pacific Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Asia Pacific Fund	25

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2017, the aggregate cost of all investments for federal income tax purposes was $128,725,874 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$37,896,801
Gross unrealized losses	(1,792,402)
Net unrealized gains	$36,104,399

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards, foreign currency transactions, and passive foreign investment companies. At October 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(80,817,205)	$99,167	$80,718,038

As of October 31, 2017, the Fund had capital loss carryforwards which consist of $133,729 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Wells Fargo Asia Pacific Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$9,433,700	$0	$0	$9,433,700
China	35,328,444	0	0	35,328,444
Hong Kong	3,228,607	0	0	3,228,607
India	15,228,823	117,371	0	15,346,194
Indonesia	2,166,328	0	0	2,166,328
Japan	54,527,148	0	0	54,527,148
Malaysia	2,194,369	0	0	2,194,369
Philippines	1,831,777	0	0	1,831,777
Singapore	1,612,364	0	0	1,612,364
South Korea	7,957,622	0	0	7,957,622
Taiwan	8,816,291	0	0	8,816,291
Thailand	2,992,257	0	0	2,992,257
Vietnam	880,220	0	0	880,220

Participation notes
China	0	14,651,966	0	14,651,966

Preferred stocks
South Korea	1,819,431	0	0	1,819,431

Short-term investments
Investment companies	1,050,305	0	0	1,050,305
Investments measured at net asset value*				993,250
Total assets	$149,067,686	$14,769,337	$0	$164,830,273

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $993,250 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.00% and declining to 0.83% as the average daily net assets of the Fund increase. For the year ended October 31, 2017, the management fee was equivalent to an annual rate of 1.00% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Asia Pacific Fund	27

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.60% for Class A shares, 2.35% for Class C shares, 1.50% for Administrator Class shares, and 1.25% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Out-of-pocket reimbursements

During the year ended October 31, 2017, State Street Bank and Trust Company (“State Street’), the Fund’s custodian, reimbursed the Fund $162 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $14,925 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2017, Funds Distributor received $203 from the sale of Class A shares and $18 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended October 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby, Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2017 were $89,710,210 and $100,668,127, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

28	Wells Fargo Asia Pacific Fund	Notes to financial statements

For the year ended October 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,815,116 and $2,972,460 of ordinary income for the years ended October 31, 2017 and October 31, 2016, respectively.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$812,505	$36,102,259	$(133,729)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of geographic regions. A fund that invest a substantial portion of their assets in any geographic region may be more affected by changes in that geographic region than would be a fund whose investments are not heavily weighted in any geographic region.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Asia Pacific Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Asia Pacific Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Asia Pacific Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2017

30	Wells Fargo Asia Pacific Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $1,815,116 of income dividends paid during the fiscal year ended October 31, 2017 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2017. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Asia Pacific Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, effective 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, from 1998 to 2017; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Asia Pacific Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, effective 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee, since 1996; Chairman, effective 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman will become Chair Liaison effective January 1, 2018.

***	Peter Gordon will retire on December 31, 2017.

****	Olivia Mitchell will become Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny will become Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each will become a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo Asia Pacific Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

34	Wells Fargo Asia Pacific Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Asia Pacific Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. In certain cases, the Board also considered more current results for various time periods ended

Other information (unaudited)	Wells Fargo Asia Pacific Fund	35

March 31, 2017. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for the three- and five-year periods ended December 31, 2016, but lower than the average performance of the Universe for the one- and ten-year periods ended December 31, 2016. The Board also noted that the performance ranking of the Fund in the Universe had improved from the prior quarter-end for the five-year period ended March 31, 2017. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI All Country Asia Pacific Index (Net), for the three-, five- and ten-year periods ended December 31, 2016, but lower than its benchmark for the one-year period ended December 31, 2016.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the expense Groups for the Fund’s Class A and Administrator Class, but higher than the sum of these average rates for the Fund’s Institutional Class. However, the Board noted that the net operating expense ratio of the Fund’s Institutional Class was equal to the median net operating expense ratio of its expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also

36	Wells Fargo Asia Pacific Fund	Other information (unaudited)

received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Asia Pacific Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

307198 12-17 A236/AR236 10-17

Annual Report

October 31, 2017

Wells Fargo Diversified International Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified International Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified International Fund for the 12-month period that ended October 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 23.63% and 23.64%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.90% and the Bloomberg Barclays Municipal Bond Index4 returned 2.19% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the last two months of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory in November, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s amended rule for money market funds, which included the possibility of liquidity fees and redemption gates and, for institutional prime and municipal money market funds, floating net asset values (NAVs). Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified International Fund	3

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds that accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, financial markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. Corporate earnings reports were favorable overall as companies continued to benefit from healthy operating leverage. Global commodity prices climbed during the quarter. Oil prices rebounded, partly due to a better balance between supply and demand. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective. Reflecting continued confidence in the U.S. economy, the Fed also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which has led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. Also, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

Positive economic and market news continued into October.

October proved to be a strong month for U.S. stocks. The S&P 500 Index delivered 11 record closes amid rising consumer confidence and signs the economy was continuing to gain momentum, including news in late October that economic output was estimated to have grown at a 3.0% annual rate in the third quarter. At its October meeting, the Fed, in a unanimous vote, left short-term interest rates unchanged but signaled it could make another rate increase before the end of 2017 if the economy remains on track. The Fed also began the process of unwinding its quantitative easing program. Outside the U.S., international stocks generally delivered positive results in October as global economic growth continued to strengthen.

4	Wells Fargo Diversified International Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Artisan Partners Limited Partnership

LSV Asset Management

Wells Capital Management Incorporated

Portfolio managers

Josef Lakonishok, Ph.D.

Venkateshwar Lal‡

Puneet Mansharamani, CFA®

Menno Vermeulen, CFA®

Dale A. Winner, CFA®

Mark L. Yockey, CFA®

Average annual total returns (%) as of October 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SILAX)	9-24-1997	16.14	6.90	(0.10)	23.27	8.18	0.50	1.75	1.36
Class C (WFECX)	4-1-1998	21.51	7.39	(0.23)	22.51	7.39	(0.23)	2.50	2.11
Class R* (WDIHX)	9-30-2015	–	–	–	22.97	7.95	0.31	2.00	1.61
Class R6 (WDIRX)	9-30-2015	–	–	–	23.88	8.49	0.74	1.32	0.90
Administrator Class (WFIEX)	11-8-1999	–	–	–	23.46	8.34	0.67	1.67	1.26
Institutional Class (WFISX)	8-31-2006	–	–	–	23.91	8.64	0.88	1.42	1.00
MSCI EAFE Index (Net)[4]	–	–	–	–	23.44	8.53	1.10	–	–
*	Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified International Fund	7

Growth of $10,000 investment as of October 31, 2017[5]

‡	Mr. Lal became a portfolio manager of the Fund on June 30, 2017.

[1]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 28, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at 1.35% for Class A, 2.10% for Class C, 1.60% for Class R, 0.89% for Class R6, 1.25% for Administrator Class, and 0.99% Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The MSCI EAFE Value Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the United States and Canada. The MSCI EAFE Value Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[7]	The MSCI EAFE Growth Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of growth securities within developed equity markets, excluding the United States and Canada. The MSCI EAFE Growth Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[10]	Current target allocation includes the effect of any tactical futures overlay that may be in place. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed its benchmark, the MSCI EAFE Index (Net), for the 12-month period that ended October 31, 2017.

∎	Value stocks slightly underperformed growth stocks during the reporting period, creating a more challenging investment climate for two of the three subadvisors—LSV Asset Management (LSV) and Wells Capital Management Incorporated (WellsCap), although both subadvisors posted favorable results. Artisan Partners Limited Partnership trailed the benchmark during the period.

∎	All three teams continued to execute their disciplined investment approaches, and all continued to find what they believed were attractive investment candidates in the current market environment.

Developed international equity markets posted strong returns for the 12-month period that ended October 31, 2017, as the MSCI EAFE Index (Net) returned 23.4% in U.S. dollar terms. While there was very little difference between the performance of value and growth stocks over the trailing 12 months, with returns of 23.2% and 23.6%, respectively, the MSCI EAFE Value Index6 slightly trailed the MSCI EAFE Growth Index7 during the period.

International equity markets were supported by good economic data and strong corporate earnings. Global monetary policy remained accommodative, also helping boost equities. Information technology (IT) stocks led the market, returning nearly 40%. This past year’s market performance was underpinned by signs of a synchronized economic recovery in developed and international economies. In late August, the Organisation for Economic Co-operation and Development (OECD) announced that each of the 45 countries whose economies the OECD tracks were on target to grow this year, a rare coincident recovery that has been evident in only three prior periods of time in the past 50 years. In addition, during the past quarter, Brent crude-oil prices appreciated approximately 30% from their second-quarter lows, reflecting some stabilization in a key commodity market metric that had registered a disinflationary shock to commodity-dependent economies and overall reflationary sentiment among global investors as oil had depreciated by more than 60% during its mid-2014 to early-2016 descent.

Ten largest holdings (%) as of October 31, 2017[8]
Allianz AG	1.78
Alibaba Group Holding Limited ADR	1.49
Linde AG	1.49
ING Groep NV	1.48
Deutsche Boerse AG	1.47
UniCredit SpA	1.46
Den Norske Bank ASA	1.44
Siemens AG	1.30
Bayer AG	1.28
Hitachi Limited	1.26

WellsCap

WellsCap maintains a blend equity style that emphasizes bottom-up stock selection based on rigorous, in-depth fundamental company research and incorporates consideration of top-down factors and developments as they affect market and economic activity within regions, countries, and sectors.

Based on fundamental stock picking, the Fund’s strategy continues to have notable concentrated exposures, led by positions in the financial services (insurers and diversified financials), industrials (self-help cyclicals with catalysts for progress), and telecommunication services (developed markets and especially emerging markets) sectors as top sector weights in several developed and emerging markets.

From a currency perspective, the Fund had limited currency hedges in place as the period closed, consisting of partial hedges of British sterling stock exposures and minor remaining hedges of euro-denominated positions.

Underperforming holdings over the course of last year, included selections in the consumer and commodities-related sectors. Consumer stocks accounted for sector weakness in parts of Asia (Coca-Cola Bottlers Japan*, Xtep International*, and Xinyi Glass Holdings Limited), Europe (METRO AG and Reckitt Benckiser Group plc*), and Latin America (JBS S.A.). A smaller position weight in particular—JBS—suffered earlier in the year as it became embroiled in controversy surrounding Brazil’s political leadership; we exited that holding in the second quarter. Stocks in commodity-related sectors also underperformed, including energy holdings (Frontline Securities Limited*, a Norwegian shipper, and Cosan S.A., a Brazilian ethanol producer) and energy stocks (Sasol Limited).

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified International Fund	9

Losses from holdings in lagging contribution countries included the following: Brazil (JBS S.A.), South Africa (Sasol Limited, a South African integrated oil firm), Denmark (Novo Nordisk A/S), Hong Kong (Xinyi Solar Holdings Limited, Xtep International Holdings Limited, China Mobile Limited), and Italy (UniCredit S.p.A.).

Absolute and relative performance was driven by strong position gains across Europe, Asia, and the Americas. Top positive international country performance contributors included Germany (Rheinmetall AG, Bayer AG, Siemens AG), the U.K. (Man Group plc, Smiths Group plc), Japan (Hitachi, Limited; Mitsubishi UFJ Financial Group, Incorporated; Nomura Holdings, Incorporated), the Netherlands (NN Group N.V., Koninklijke Philips N.V.), South Korea (SK Telecom Company, Limited; Hana Financial Group, Incorporated), Canada (Lundin Mining Corporation), and China (Kweichow Moutai Company, Limited).

Sector distribution as of October 31, 2017[9]

The year’s sector performance reflected strong stock selection across several sectors. The financial services sector overweight had a number of top performers, ranging from asset managers (Man Group) to diversified financials (Hana Financial, Mitsubishi UFJ, and Nomura), insurers (NN Group and Zurich Insurance Group Limited), and banks (CIMB Group Holdings Berhad and DnB ASA*). DnB, a bank domiciled in oil-sensitive Norway and the Fund’s largest average position weight last quarter, delivered strong results, both from its self-help cost-cutting as well as from the underlying recovery in its cyclically sensitive, commodity-loan exposures. Industrials sector performers included a number of self-help restructuring companies, such as Compagnie de

Saint-Gobain S.A., Rheinmetall, Siemens, and Sensata Technologies Holding N.V. As a new 2017 holding, Sensata appreciated after deleveraging its balance sheet and digesting two acquisitions accretive to earnings. In the health care sector, both Bayer and Philips were positive performers; in the case of Philips, the company’s ongoing transformation from a diversified industrial to a medical technology company has progressed with material earnings improvements.

Artisan Partners

Artisan Partners invests in what the team considers to be dominant, high-quality companies that are exposed to positive secular growth trends or themes at reasonable valuations.

The Artisan portion of the Fund performed in line with, although slightly lower, than the MSCI EAFE Index (Net) during the period. The Fund’s above-benchmark weighting in the consumer staples sector was a relative headwind, whereas an above-benchmark exposure to the IT sector was beneficial. Stock selection was particularly strong in the IT sector, but this was offset by relative weakness in the consumer staples, telecommunication services, and consumer discretionary sectors.

The largest individual detractors included Japan Tobacco Incorporated and Medtronic plc. Sales volumes for Japan Tobacco, a leading international tobacco company, have been pressured by shifting consumption patterns away from traditional cigarettes toward potentially less-harmful nicotine alternatives, such as electronic cigarettes and vaporizers. Medtronic, a medical devices company, experienced an IT system disruption during the week of June 19, causing delays to customer orders and fulfillment. The issue was fixed, but some sales were pushed into the following quarter. We believe this is a temporary issue.

The Fund’s top individual contributors included Wirecard AG, a global payments processing company; Alibaba Group Holding Limited, China’s largest e-commerce company; and Allianz SE, a diversified insurance and asset management services company. Wirecard is benefiting from structural growth in online payments and the convergence of online and offline payments, evidenced by strong gains in transactions volume. Alibaba is experiencing strong organic growth in its core e-commerce business, driven by user growth and improving user engagement. Allianz’s execution across business lines has been solid, highlighted by better-than-expected underwriting results in the property and casualty insurance business and strong inflows at its U.S.-based asset management subsidiary, PIMCO.

Please see footnotes on page 7.

10	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

The general economic backdrop continues to remain supportive of equities. Broadening economic growth across geographies and higher inflation have pushed up bond yields and positioned central banks to normalize monetary policy after nearly a decade of extraordinary accommodation following the financial crisis. As always, we will maintain our focus on sustainable growth, placing a high amount of conviction behind companies we believe offer sustainable competitive advantages, strong management teams, and reasonable valuations.

LSV

LSV seeks to add value through a quantitative selection process that favors deep-value stocks.

Defensive sectors of the market lagged, particularly telecommunication services, real estate, and health care. Cyclical sectors including materials, industrials, and financials performed well. Our overweight to financials, a sector where we find attractive stocks, had a positive impact on results, as did our underweight to real estate, which lagged.

Poor stock selection in the consumer staples and health care sectors detracted from performance. Detractors included Skyworth Digital Holdings Limited, JBS S.A., Teva Pharmaceutical Industries Limited, Carillion plc, and Koninklijke Ahold Delhaize N.V. Stock selection contributed to the outperformance, particularly in the energy, materials, and consumer discretionary sectors. Notable contributors in the period included Mitsubishi Gas Chemical Company, Incorporated, and Denka Company Limited in the materials sector; OMV AG and Thai Oil PCL in the energy sector; and Calsonic Kansei Corporation and U.K. homebuilders Redrow plc, The Berkeley Group Holdings plc, and Barratt Developments PLC in the consumer discretionary sector.

Changes to the Fund tend to be gradual given our low turnover strategy. Over the past 12 months, we reduced the exposure to consumer staples and health care and increased the exposure to consumer discretionary and materials stocks. The LSV portion of the Fund is overweight the financials and consumer discretionary sectors and is underweight consumer staples, IT, health care, and real estate. Portfolio valuations in the LSV portion of the Fund remain attractive. We calculate that the LSV portion of the Fund is trading at less than 12 times forward earnings estimates and below 7 times cash flow, both significant discounts to the overall market.

Country allocation as of October 31, 2017[10]

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Diversified International Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2017	Ending account value 10-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,112.13	$7.19	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Class C
Actual	$1,000.00	$1,108.30	$11.16	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	$10.66	2.10%
Class R
Actual	$1,000.00	$1,110.20	$8.51	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.14	1.60%
Class R6
Actual	$1,000.00	$1,113.73	$4.74	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%
Administrator Class
Actual	$1,000.00	$1,112.56	$6.66	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class
Actual	$1,000.00	$1,115.55	$5.28	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2017

Security name	Shares	Value

Common Stocks: 95.53%

Australia: 1.38%
Arrium Limited (Materials, Metals & Mining) †(a)	397,400	$0
Asaleo Care Limited (Consumer Staples, Personal Products)	114,700	129,923
Automotive Holdings Group Limited (Consumer Discretionary, Specialty Retail)	29,300	72,656
Bendigo Bank Limited (Financials, Banks)	26,100	227,323
CSR Limited (Materials, Construction Materials)	59,900	217,303
Downer EDI Limited (Industrials, Commercial Services & Supplies)	42,300	226,296
Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	24,500	303,955
Metcash Limited (Consumer Staples, Food & Staples Retailing)	28,500	58,676
Mineral Resources Limited (Materials, Metals & Mining)	14,900	198,425
Qantas Airways Limited (Industrials, Airlines)	59,300	279,119

		1,713,676

Austria: 0.44%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	5,100	306,423
Voestalpine AG (Materials, Metals & Mining)	4,300	236,593

		543,016

Brazil: 1.49%
Ambev SA ADR (Consumer Staples, Beverages)	37,718	238,755
Banco de Brasil SA (Financials, Banks)	19,000	200,031
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	5,300	63,834
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	137,483	1,194,727
JBS SA (Consumer Staples, Food Products)	67,500	155,580

		1,852,927

Canada: 2.38%
Canadian Pacific Railway Limited (Industrials, Road & Rail)	7,242	1,256,052
Lundin Mining Corporation (Materials, Metals & Mining)	131,908	1,006,104
Magna International Incorporated (Consumer Discretionary, Auto Components)	9,100	496,441
WestJet Airlines Limited (Industrials, Airlines)	9,200	192,258

		2,950,855

Chile: 0.04%
Sociedad Quimica Minera de Chile (Materials, Chemicals)	808	48,270

China: 5.23%
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	9,989	1,846,872
China Communications Services Corporation Limited H Shares (Telecommunication Services, Diversified Telecommunication Services)	220,000	133,386
China Everbright Limited (Financials, Capital Markets)	190,000	450,560
China Literature Limited (Information Technology, Internet Software & Services) †(a)	6	43
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	99,500	999,285
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	218,000	160,117
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	141,500	177,569
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	106,000	145,384
HollySys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	20,909	469,407
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	181,000	143,614
NetEase Incorporated ADR (Information Technology, Internet Software & Services)	1,409	397,225

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Diversified International Fund	13

Security name	Shares	Value

China (continued)
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	69,000	$136,737
Ping An Insurance (Group) Company of China Limited H Shares (Financials, Insurance)	25,000	219,512
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	272,000	702,541
Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	49,500	94,541
Tencent Holdings Limited (Information Technology, Internet Software & Services)	7,800	349,737
Yantai Changyu Pioneer Wine Company Limited Class B (Consumer Staples, Beverages)	23,400	60,589

		6,487,119

Denmark: 0.63%
Danske Bank AS (Financials, Banks)	9,300	354,778
Genmab AS (Health Care, Biotechnology) †	651	131,459
Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	2,659	132,279
Sydbank AS (Financials, Banks)	4,000	156,036

		774,552

France: 6.46%
Arkema SA (Materials, Chemicals)	910	114,958
Atos Origin SA (Information Technology, IT Services)	2,000	310,782
AXA SA (Financials, Insurance)	9,200	277,882
BNP Paribas SA (Financials, Banks)	6,075	474,406
Compagnie de Saint-Gobain SA (Industrials, Building Products)	25,699	1,507,550
Compagnie Generale des Establissements Michelin SCA (Consumer Discretionary, Auto Components)	2,200	318,283
Credit Agricole SA (Financials, Banks)	13,900	242,547
Eiffage SA (Industrials, Construction & Engineering)	4,746	495,840
Electricite de France SA (Utilities, Electric Utilities)	9,000	117,836
Engie SA (Utilities, Multi-Utilities)	13,300	224,796
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	75,279	1,235,095
Renault SA (Consumer Discretionary, Automobiles)	3,100	307,443
Sanofi SA (Health Care, Pharmaceuticals)	8,600	814,339
Schneider Electric SE (Industrials, Electrical Equipment)	5,142	451,920
SCOR SE (Financials, Insurance)	7,700	319,712
Societe Generale SA (Financials, Banks)	3,700	206,015
Total SA (Energy, Oil, Gas & Consumable Fuels)	7,000	390,329
Vallourec SA (Energy, Energy Equipment & Services) †«	5,579	30,550
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	5,858	167,522

		8,007,805

Germany: 15.78%
Allianz AG (Financials, Insurance)	9,516	2,209,736
Aurubis AG (Materials, Metals & Mining)	1,600	130,929
BASF SE (Materials, Chemicals)	2,900	316,254
Bayer AG (Health Care, Pharmaceuticals)	12,177	1,584,394
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	2,200	224,234
Beiersdorf AG (Consumer Staples, Personal Products)	6,734	755,387
Ceconomy AG (Consumer Discretionary, Specialty Retail)	43,170	563,209
Celesio AG (Health Care, Health Care Providers & Services)	400	12,163
Daimler AG (Consumer Discretionary, Automobiles)	5,300	440,123
Deutsche Bank AG (Financials, Capital Markets)	13,649	221,791
Deutsche Boerse AG (Financials, Capital Markets)	17,612	1,819,299

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2017

Security name	Shares	Value

Germany (continued)
Deutsche Post AG (Industrials, Air Freight & Logistics)	30,855	$1,413,217
Deutsche Telekom AG (Telecommunication Services, Diversified Telecommunication Services)	27,845	507,287
Hannover Rueck SE (Financials, Insurance)	1,200	150,475
Linde AG (Materials, Chemicals)	8,554	1,842,864
Metro AG (Consumer Staples, Food & Staples Retailing) †	43,170	824,448
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	5,224	1,168,658
Rheinmetall AG (Industrials, Industrial Conglomerates)	6,000	707,646
SAP SE (Information Technology, Software)	10,894	1,239,293
Siemens AG (Industrials, Industrial Conglomerates)	11,254	1,605,879
Uniper SE (Utilities, Independent Power & Renewable Electricity Producers)	7,700	216,341
Volkswagen AG (Consumer Discretionary, Automobiles)	1,600	297,083
Wirecard AG (Information Technology, IT Services)	13,357	1,315,505

		19,566,215

Hong Kong: 1.92%
AIA Group Limited (Financials, Insurance)	136,400	1,026,313
China Resources Cement Holdings Limited (Materials, Construction Materials)	168,000	113,487
i-Cable Communications Limited (Consumer Discretionary, Media) †	5,590	175
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	109,500	183,871
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	320,000	147,256
Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	22,000	153,126
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	620,000	600,021
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	42,000	160,971

		2,385,220

Hungary: 0.07%
Richter Gedeon (Health Care, Pharmaceuticals)	3,500	87,071

Indonesia: 0.19%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	206,500	237,523

Ireland: 1.17%
C&C Group plc (Consumer Staples, Beverages)	18,600	63,829
Medtronic plc (Health Care, Health Care Equipment & Supplies)	13,946	1,122,932
Smurfit Kappa Group plc (Materials, Containers & Packaging)	8,800	262,469

		1,449,230

Israel: 0.25%
Bank Hapoalim Limited (Financials, Banks)	38,000	268,927
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	3,400	46,424

		315,351

Italy: 4.93%
A2A SpA (Utilities, Multi-Utilities)	104,600	179,719
Assicurazioni Generali SpA (Financials, Insurance)	37,704	686,901
Enel SpA (Utilities, Electric Utilities)	94,000	583,065
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	93,171	1,523,764
Intesa Sanpaolo SpA (Financials, Banks)	227,338	764,255
Leonardo-Finmeccanica SpA (Industrials, Aerospace & Defense)	9,300	160,655

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Diversified International Fund	15

Security name	Shares	Value

Italy (continued)
Mediobanca SpA (Financials, Banks)	23,400	$256,493
Prysmian SpA (Industrials, Electrical Equipment)	4,302	148,331
UniCredit SpA (Financials, Banks) †	94,793	1,814,194

		6,117,377

Japan: 14.81%
Adeka Corporation (Materials, Chemicals)	13,000	223,174
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	3,300	169,491
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	1,800	66,488
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	17,100	226,862
CALBEE Incorporated (Consumer Staples, Food Products)	10,700	359,004
Central Glass Company Limited (Industrials, Building Products)	6,800	151,124
Daikyo Incorporated (Real Estate, Real Estate Management & Development)	7,350	140,723
Daiwa Securities Group Incorporated (Financials, Capital Markets)	96,000	595,815
DCM Holdings Company Limited (Consumer Discretionary, Specialty Retail)	14,100	128,965
Denka Company Limited (Materials, Chemicals)	10,000	331,120
DIC Incorporated (Materials, Chemicals)	5,300	195,304
Eizo Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	7,300	301,425
FANUC Corporation (Industrials, Machinery)	1,800	417,449
Fuji Oil Company Limited (Energy, Oil, Gas & Consumable Fuels)	4,000	107,295
Fujikura Limited (Industrials, Electrical Equipment)	25,000	215,910
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	198,000	1,561,989
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	16,500	239,218
Itochu Corporation (Industrials, Trading Companies & Distributors)	14,600	253,980
Japan Airlines Company Limited (Industrials, Airlines)	6,300	214,423
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	30,320	999,156
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	3,000	151,445
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	18,500	492,010
Kyorin Company Limited (Health Care, Pharmaceuticals)	4,700	96,063
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	11,000	235,759
Marubeni Corporation (Industrials, Trading Companies & Distributors)	36,300	241,574
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	2,500	178,972
Mazda Motor Corporation (Consumer Discretionary, Automobiles)	12,000	171,180
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	6,100	148,014
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	196,900	1,320,401
Mitsui Chemicals Incorporated (Materials, Chemicals)	9,500	290,752
Mizuho Financial Group Incorporated (Financials, Banks)	171,600	309,229
Nintendo Company Limited (Information Technology, Software)	3,100	1,194,143
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	13,500	649,800
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	32,200	311,083
Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	12,400	147,659
Nomura Holdings Incorporated (Financials, Capital Markets)	220,200	1,256,460
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	24,403	588,265
ORIX Corporation (Financials, Diversified Financial Services)	16,500	281,300
Resona Holdings Incorporated (Financials, Banks)	62,600	334,843
Rohm Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,300	119,590
S Foods Incorporated (Consumer Staples, Food Products)	7,500	284,288
Sankyu Incorporated (Industrials, Road & Rail)	3,900	160,521
Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	2,100	118,755

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2017

Security name	Shares	Value

Japan (continued)
SEINO Holdings Company Limited (Industrials, Road & Rail)	3,000	$43,455
Sojitz Corporation (Industrials, Trading Companies & Distributors)	77,400	232,122
Sumitomo Heavy Industries Limited (Industrials, Machinery)	6,000	250,121
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	10,820	424,026
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	8,000	317,805
Sumitomo Osaka Cement Company (Materials, Construction Materials)	37,600	171,292
The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	10,500	233,631
Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	6,200	121,159
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	36,800	215,224
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	5,900	132,524
UBE Industries Limited (Materials, Chemicals)	7,900	240,741

		18,363,121

Malaysia: 0.98%
CIMB Group Holdings Bhd (Financials, Banks)	835,262	1,211,411

Netherlands: 6.70%
Aegon NV (Financials, Insurance)	23,200	136,960
Airbus Group NV (Industrials, Aerospace & Defense)	3,000	306,647
Akzo Nobel NV (Materials, Chemicals)	5,083	460,293
ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	3,371	607,854
ING Groep NV (Financials, Banks)	99,463	1,837,531
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	7,700	144,900
Koninklijke Philips NV (Industrials, Industrial Conglomerates)	31,236	1,271,846
NN Group NV (Financials, Insurance)	33,855	1,418,118
OCI NV (Materials, Chemicals) †«	34,783	825,128
Sensata Technologies Holding NV (Industrials, Electrical Equipment) †	25,131	1,229,157
X5 Retail Group NV GDR (Consumer Staples, Food & Staples Retailing) †	1,700	69,870

		8,308,304

Norway: 1.64%
Den Norske Bank ASA (Financials, Banks)	92,501	1,783,657
Marine Harvest ASA (Consumer Staples, Food Products)	6,000	117,165
Yara International ASA (Materials, Chemicals)	2,900	137,686

		2,038,508

Poland: 0.06%
Asseco Poland SA (Information Technology, Software)	5,900	77,317

Portugal: 0.14%
Energias de Portugal SA (Utilities, Electric Utilities)	49,800	177,683

Russia: 1.25%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	10,500	218,925
LUKOIL OAO ADR (Energy, Oil, Gas & Consumable Fuels)	4,200	222,726
MMC Norilsk Nickel PJSC ADR (Materials, Metals & Mining)	24,905	458,252
Mobile TeleSystems PJSC ADR (Telecommunication Services, Wireless Telecommunication Services)	61,063	647,878

		1,547,781

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Diversified International Fund	17

Security name	Shares	Value

Singapore: 0.39%
DBS Group Holdings Limited (Financials, Banks)	17,000	$284,102
United Overseas Bank Limited (Financials, Banks)	10,700	193,261

		477,363

South Africa: 1.16%
Barclays Africa Group Limited (Financials, Banks)	12,600	124,888
Imperial Holdings Limited (Consumer Discretionary, Distributors)	5,700	81,690
Naspers Limited (Consumer Discretionary, Media)	670	163,250
Omnia Holdings Limited (Materials, Chemicals)	7,600	78,350
Sasol Limited (Materials, Chemicals)	33,802	988,975

		1,437,153

South Korea: 3.65%
BNK Financial Group Incorporated (Financials, Banks)	1,018	9,032
Hana Financial Group Incorporated (Financials, Banks)	19,491	834,198
Industrial Bank of Korea (Financials, Banks)	16,600	227,438
KT&G Corporation (Consumer Staples, Tobacco)	2,300	217,611
Kwangju Bank (Financials, Banks)	1,044	10,996
LG Household & Health Care Limited (Consumer Staples, Personal Products)	177	185,950
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	430	1,057,009
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	246	303,318
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	6,287	1,481,473
Woori Bank (Financials, Banks)	13,760	201,423

		4,528,448

Spain: 1.38%
Banco Santander Central Hispano SA (Financials, Banks)	29,500	200,096
Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing)	33,900	165,851
Gas Natural SDG SA (Utilities, Gas Utilities)	9,100	194,724
Grifols SA (Health Care, Biotechnology)	10,079	315,526
Grifols SA ADR (Health Care, Biotechnology)	15,985	378,045
International Consolidated Airlines Group SA (Industrials, Airlines)	17,900	151,202
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	16,200	303,533

		1,708,977

Sweden: 0.34%
Boliden AB (Materials, Metals & Mining)	6,700	234,494
Nordea Bank AB (Financials, Banks)	15,000	181,326

		415,820

Switzerland: 4.72%
Aryzta AG (Consumer Staples, Food Products)	400	12,698
Baloise Holding AG (Financials, Insurance)	2,000	315,341
Credit Suisse Group AG (Financials, Capital Markets)	16,500	260,156
Georg Fischer AG (Industrials, Machinery)	100	123,190
Idorsia Limited (Health Care, Biotechnology) †	1,130	22,257
Nestle SA (Consumer Staples, Food Products)	15,739	1,323,613
Novartis AG (Health Care, Pharmaceuticals)	16,745	1,379,681

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2017

Security name	Shares	Value

Switzerland (continued)
Roche Holding AG (Health Care, Pharmaceuticals)	1,560	$360,427
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	769	301,387
Swiss Life Holding AG (Financials, Insurance)	1,500	521,425
Swiss Reinsurance AG (Financials, Insurance)	3,900	366,877
UBS Group AG (Financials, Capital Markets)	10,600	180,412
Valiant Holding AG (Financials, Banks)	1,900	195,590
Zurich Insurance Group AG (Financials, Insurance)	1,602	488,959

		5,852,013

Taiwan: 0.82%
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	54,000	200,534
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	83,000	214,659
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	57,000	459,258
Zhen Ding Technology Holding (Information Technology, Electronic Equipment, Instruments & Components)	55,000	137,867

		1,012,318

Thailand: 0.32%
Bangchak Corporation PCL (Energy, Oil, Gas & Consumable Fuels)	135,400	170,167
Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	75,100	230,590

		400,757

United Kingdom: 13.00%
3i Group plc (Financials, Capital Markets)	27,100	345,891
Anglo American plc (Materials, Metals & Mining)	7,400	139,562
Aon plc (Financials, Insurance)	8,926	1,280,256
Aviva plc (Financials, Insurance)	22,000	147,557
BAE Systems plc (Industrials, Aerospace & Defense)	143,099	1,127,988
Barclays plc (Financials, Banks)	66,900	165,223
Barratt Developments plc (Consumer Discretionary, Household Durables)	23,400	203,410
Bellway plc (Consumer Discretionary, Household Durables)	4,200	203,605
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	8,600	134,324
BP plc (Energy, Oil, Gas & Consumable Fuels)	91,700	621,380
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	33,500	115,815
Carillion plc (Industrials, Construction & Engineering) «	30,400	18,371
Centrica plc (Utilities, Multi-Utilities)	68,900	155,383
Coca-Cola European Partners plc (Consumer Staples, Beverages)	25,764	1,052,717
ConvaTec Limited (Health Care, Health Care Equipment & Supplies) 144A	166,620	433,520
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	20,500	154,241
Debenhams plc (Consumer Discretionary, Multiline Retail)	93,500	54,330
easyJet plc (Industrials, Airlines)	6,700	119,152
Experian Group Limited plc (Industrials, Professional Services)	19,829	417,687
Firstgroup plc (Industrials, Road & Rail) †	54,400	79,477
Galliford Try plc (Industrials, Construction & Engineering)	6,500	105,322
GKN plc (Consumer Discretionary, Auto Components)	42,600	179,356
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	19,400	349,775
Glencore International plc (Materials, Metals & Mining)	99,575	480,069
Inchcape plc (Consumer Discretionary, Distributors)	19,900	206,552
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	90,900	292,767

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Diversified International Fund	19

Security name			Shares	Value

United Kingdom (continued)
Kingfisher plc (Consumer Discretionary, Specialty Retail)			55,500	$230,425
Liberty Global plc Class A (Consumer Discretionary, Media) †			9,638	297,332
Liberty Global plc Class C (Consumer Discretionary, Media) †			19,002	567,970
Lloyds Banking Group plc (Financials, Banks)			134,900	122,353
London Stock Exchange Group plc (Financials, Capital Markets)			6,064	302,907
Man Group plc (Financials, Capital Markets)			364,280	936,673
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)			44,100	201,544
Mondi plc (Materials, Paper & Forest Products)			2,300	55,627
Old Mutual plc (Financials, Insurance)			59,600	151,191
Prudential plc (Financials, Insurance)			12,903	317,379
Qinetiq Group plc (Industrials, Aerospace & Defense)			47,700	154,644
Redrow plc (Consumer Discretionary, Household Durables)			24,200	209,239
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)			6,800	218,696
Royal Mail plc (Industrials, Air Freight & Logistics)			20,900	103,927
Smiths Group plc (Industrials, Industrial Conglomerates)			20,284	423,230
The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)			4,400	218,619
United Business Media plc (Consumer Discretionary, Media)			111,238	1,039,356
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)			496,838	1,422,691
Wolseley plc (Industrials, Trading Companies & Distributors)			8,090	565,710

				16,123,243

United States: 1.81%
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †			614	678,642
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)			3,136	530,109
Tapestry Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods)			14,882	609,418
WABCO Holdings Incorporated (Industrials, Machinery) †			2,863	422,493

				2,240,662

Total Common Stocks (Cost $98,236,975)				118,457,086

		Expiration date
Participation Notes: 1.23%

China: 0.29%
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) 144A†(a)		2-19-2019	3,790	353,261

Ireland: 0.94%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines) (a)		10-29-2018	59,387	1,163,406

Total Participation Notes (Cost $844,710)				1,516,667

	Dividend yield
Preferred Stocks: 0.48%

Brazil: 0.03%
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities)	3.22%		13,600	32,136

Germany: 0.45%
Henkel AG & Company KGaA (Consumer Staples, Household Products)	1.22		4,023	564,686

Total Preferred Stocks (Cost $452,981)				596,822

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2017

Security name		Expiration date	Shares	Value

Rights: 0.00%

Brazil: 0.00%
Companhia Energetica de Minas Gerais Right (Utilities, Electric Utilities) †		11-29-2017	2,160	$766

Spain: 0.00%
Banco Santander SA Right (Financials, Banks) †		11-3-2017	29,500	1,409

Total Rights (Cost $1,389)				2,175

	Yield
Short-Term Investments: 2.88%

Investment Companies: 2.88%
Securities Lending Cash Investment LLC (l)(r)(u)	1.26%		798,430	798,510
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.96		2,773,394	2,773,394

Total Short-Term Investments (Cost $3,571,902)				3,571,904

Total investments in securities (Cost $103,107,957)	100.12%	124,144,654
Other assets and liabilities, net	(0.12)	(142,901)

Total net assets	100.00%	$124,001,753

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty¤¤	Settlement date	Unrealized gains	Unrealized losses
2,288,947 USD	1,728,700 GBP	Morgan Stanley	12-12-2017	$0	($9,741)
2,444,016 USD	2,066,000 EUR	Goldman Sachs	1-30-2018	24,722	0

				$24,722	($9,741)

¤¤	Transactions can only be closed with the originating counterparty.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Diversified International Fund	21

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment companies
Securities Lending Cash Investment LLC	1,251,365	41,907,230	42,360,165	798,430	$21	$(52)	$49,533	$798,510
Wells Fargo Government Money Market Fund Select Class	5,132,495	31,413,037	33,772,138	2,773,394	0	0	28,891	2,773,394

					$21	$(52)	$78,424	$3,571,904	2.88%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified International Fund	Statement of assets and liabilities—October 31, 2017

Assets
Investments in unaffiliated securities (including $773,285 of securities loaned), at value (cost $99,536,055)	$120,572,750
Investments in affiliated securities, at value (cost $3,571,902)	3,571,904
Cash	3,126
Foreign currency, at value (cost $327,632)	325,246
Receivable for investments sold	256,791
Receivable for Fund shares sold	109,342
Receivable for dividends	436,549
Receivable for securities lending income	1,167
Unrealized gains on forward foreign currency contracts	24,722
Prepaid expenses and other assets	67,782

Total assets	125,369,379

Liabilities
Payable upon receipt of securities loaned	798,474
Payable for investments purchased	296,284
Custodian and accounting fees payable	86,709
Management fee payable	46,626
Payable for Fund shares redeemed	28,232
Administration fees payable	15,535
Unrealized losses on forward foreign currency contracts	9,741
Distribution fees payable	2,859
Trustees’ fees and expenses payable	37
Accrued expenses and other liabilities	83,129

Total liabilities	1,367,626

Total net assets	$124,001,753

NET ASSETS CONSIST OF
Paid-in capital	$113,407,895
Undistributed net investment income	2,927,725
Accumulated net realized losses on investments	(13,384,826)
Net unrealized gains on investments	21,050,959

Total net assets	$124,001,753

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$64,346,910
Shares outstanding – Class A1	4,805,057
Net asset value per share – Class A	$13.39
Maximum offering price per share – Class A2	$14.21
Net assets – Class C	$4,065,954
Shares outstanding – Class C1	331,250
Net asset value per share – Class C	$12.27
Net assets – Class R	$31,398
Shares outstanding – Class R1	2,309
Net asset value per share – Class R	$13.60
Net assets – Class R6	$33,697,811
Shares outstanding – Class R6[1]	2,457,360
Net asset value per share – Class R6	$13.71
Net assets – Administrator Class	$13,713,738
Shares outstanding – Administrator Class[1]	1,005,454
Net asset value per share – Administrator Class	$13.64
Net assets – Institutional Class	$8,145,942
Shares outstanding – Institutional Class[1]	634,522
Net asset value per share – Institutional Class	$12.84

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2017	Wells Fargo Diversified International Fund	23

Investment income
Dividends (net of foreign withholding taxes of $353,017)	$3,429,880
Income from affiliated securities	78,424

Total investment income	3,508,304

Expenses
Management fee	999,111
Administration fees
Class A	129,108
Class B	2	[1]
Class C	9,164
Class R	59
Class R6	5,247
Administrator Class	15,152
Institutional Class	26,588
Shareholder servicing fees
Class A	153,700
Class B	2	[1]
Class C	10,910
Class R	71
Administrator Class	29,138
Distribution fees
Class B	7	[1]
Class C	32,729
Class R	71
Custody and accounting fees	232,766
Professional fees	57,040
Registration fees	112,583
Shareholder report expenses	67,004
Trustees’ fees and expenses	20,166
Other fees and expenses	55,220

Total expenses	1,955,838
Less: Fee waivers and/or expense reimbursements	(529,909)

Net expenses	1,425,929

Net investment income	2,082,375

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	2,851,296
Affiliated securities	21
Forward foreign currency contract transactions	70,271

Net realized gains on investments	2,921,588

Net change in unrealized gains (losses) on:
Unaffiliated securities	19,474,285
Affiliated securities	(52)
Forward foreign currency contract transactions	(102,941)

Net change in unrealized gains (losses) on investments	19,371,292

Net realized and unrealized gains (losses) on investments	22,292,880

Net increase in net assets resulting from operations	$24,375,255

[1]	For the period from November 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Diversified International Fund	Statement of changes in net assets

	Year ended October 31, 2017		Year ended October 31, 2016

Operations
Net investment income		$2,082,375		$1,909,544
Net realized gains (losses) on investments		2,921,588		(2,103,113)
Net change in unrealized gains (losses) on investments		19,371,292		(4,109,274)

Net increase (decrease) in net assets resulting from operations		24,375,255		(4,302,843)

Distributions to shareholders from
Net investment income
Class A		(1,161,061)		(692,930)
Class C		(54,176)		(30,743)
Class R		(434)		(268)
Class R6		(131,270)		(54,538)
Administrator Class		(197,876)		(136,524)
Institutional Class		(625,514)		(249,898)

Total distributions to shareholders		(2,170,331)		(1,164,901)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	135,356	1,651,415	322,484	3,510,932
Class C	59,340	667,474	281,595	2,860,258
Class R6	2,005,822	25,485,197	517,935	6,092,247
Administrator Class	381,177	4,685,042	459,760	5,176,981
Institutional Class	807,153	8,925,286	1,803,946	19,585,715

		41,414,414		37,226,133

Reinvestment of distributions
Class A	104,664	1,141,882	60,092	682,650
Class C	5,009	50,389	2,596	27,233
Class R	40	434	23	268
Class R6	11,794	131,270	4,710	54,538
Administrator Class	12,354	137,133	11,807	136,486
Institutional Class	59,475	619,734	21,007	227,935

		2,080,842		1,129,110

Payment for shares redeemed
Class A	(945,211)	(11,188,195)	(1,217,038)	(13,371,782)
Class B	(870)[1]	(9,339)[1]	(3,553)	(39,685)
Class C	(161,156)	(1,827,608)	(188,833)	(1,877,720)
Class R6	(47,567)	(608,453)	(37,580)	(419,983)
Administrator Class	(481,500)	(5,617,290)	(266,367)	(2,965,371)
Institutional Class	(2,524,974)	(30,049,009)	(169,927)	(1,825,525)

		(49,299,894)		(20,500,066)

Net increase (decrease) in net assets resulting from capital share transactions		(5,804,638)		17,855,177

Total increase in net assets		16,400,286		12,387,433

Net assets
Beginning of period		107,601,467		95,214,034

End of period		$124,001,753		$107,601,467

Undistributed net investment income		$2,927,725		$2,027,832

[1]	For the period from November 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	25

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.08	$11.65	$12.01	$12.25	$10.25
Net investment income	0.19	0.17	0.13 [1]	0.24 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	2.34	(0.63)	(0.21)	(0.29)	2.41

Total from investment operations	2.53	(0.46)	(0.08)	(0.05)	2.60
Distributions to shareholders from
Net investment income	(0.22)	(0.11)	(0.28)	(0.19)	(0.60)
Net asset value, end of period	$13.39	$11.08	$11.65	$12.01	$12.25
Total return[2]	23.27%	(3.96)%	(0.66)%	(0.49)%	26.59%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.79%	1.85%	1.76%	1.92%
Net expenses	1.35%	1.35%	1.40%	1.41%	1.41%
Net investment income	1.64%	1.67%	1.07%	1.93%	1.75%
Supplemental data
Portfolio turnover rate	42%	50%	31%	33%	40%
Net assets, end of period (000s omitted)	$64,347	$61,031	$73,891	$24,921	$28,928

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.16	$10.74	$11.08	$11.35	$9.54
Net investment income	0.10 [1]	0.10 [1]	0.04 [1]	0.13 [1]	0.09 [1]
Net realized and unrealized gains (losses) on investments	2.15	(0.60)	(0.20)	(0.27)	2.25

Total from investment operations	2.25	(0.50)	(0.16)	(0.14)	2.34
Distributions to shareholders from
Net investment income	(0.14)	(0.08)	(0.18)	(0.13)	(0.53)
Net asset value, end of period	$12.27	$10.16	$10.74	$11.08	$11.35
Total return[2]	22.51%	(4.72)%	(1.44)%	(1.24)%	25.67%
Ratios to average net assets (annualized)
Gross expenses	2.55%	2.54%	2.60%	2.51%	2.66%
Net expenses	2.10%	2.10%	2.15%	2.16%	2.16%
Net investment income	0.92%	1.01%	0.33%	1.15%	0.84%
Supplemental data
Portfolio turnover rate	42%	50%	31%	33%	40%
Net assets, end of period (000s omitted)	$4,066	$4,351	$3,573	$1,616	$1,746

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	27

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2017	2016	2015[1]
Net asset value, beginning of period	$11.25	$11.86	$11.13
Net investment income (loss)	0.18	0.16 [2]	(0.01)
Net realized and unrealized gains (losses) on investments	2.36	(0.65)	0.74

Total from investment operations	2.54	(0.49)	0.73
Distributions to shareholders from
Net investment income	(0.19)	(0.12)	0.00
Net asset value, end of period	$13.60	$11.25	$11.86
Total return[3]	22.97%	(4.16)%	6.56%
Ratios to average net assets (annualized)
Gross expenses	2.05%	2.04%	2.15%
Net expenses	1.60%	1.60%	1.60%
Net investment income (loss)	1.43%	1.42%	(0.65)%
Supplemental data
Portfolio turnover rate	42%	50%	31%
Net assets, end of period (000s omitted)	$31	$26	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2017	2016	2015[1]
Net asset value, beginning of period	$11.33	$11.87	$11.13
Net investment income	0.30 [2]	0.26 [2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	2.34	(0.68)	0.74

Total from investment operations	2.64	(0.42)	0.74
Distributions to shareholders from
Net investment income	(0.26)	(0.12)	0.00
Net asset value, end of period	$13.71	$11.33	$11.87
Total return[4]	23.88%	(3.55)%	6.65%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.36%	1.46%
Net expenses	0.89%	0.89%	0.89%
Net investment income	2.37%	2.30%	0.05%
Supplemental data
Portfolio turnover rate	42%	50%	31%
Net assets, end of period (000s omitted)	$33,698	$5,523	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	29

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.28	$11.87	$12.23	$12.47	$10.42
Net investment income	0.22 [1]	0.20 [1]	0.16 [1]	0.26 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	2.37	(0.66)	(0.22)	(0.30)	2.47

Total from investment operations	2.59	(0.46)	(0.06)	(0.04)	2.66
Distributions to shareholders from
Net investment income	(0.23)	(0.13)	(0.30)	(0.20)	(0.61)
Net asset value, end of period	$13.64	$11.28	$11.87	$12.23	$12.47
Total return	23.46%	(3.90)%	(0.46)%	(0.39)%	26.85%
Ratios to average net assets (annualized)
Gross expenses	1.72%	1.71%	1.72%	1.60%	1.74%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.79%	1.83%	1.31%	2.10%	1.72%
Supplemental data
Portfolio turnover rate	42%	50%	31%	33%	40%
Net assets, end of period (000s omitted)	$13,714	$12,334	$10,540	$7,283	$8,195

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.61	$11.14	$11.50	$11.79	$10.20
Net investment income	0.23 [1]	0.23 [1]	0.17 [1]	0.26 [1]	0.20 [1]
Net realized and unrealized gains (losses) on investments	2.25	(0.63)	(0.20)	(0.27)	2.37

Total from investment operations	2.48	(0.40)	(0.03)	(0.01)	2.57
Distributions to shareholders from
Net investment income	(0.25)	(0.13)	(0.33)	(0.28)	(0.98)
Net asset value, end of period	$12.84	$10.61	$11.14	$11.50	$11.79
Total return	23.91%	(3.63)%	(0.23)%	(0.18)%	27.28%
Ratios to average net assets (annualized)
Gross expenses	1.49%	1.46%	1.47%	1.33%	1.50%
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	2.02%	2.16%	1.45%	2.23%	1.94%
Supplemental data
Portfolio turnover rate	42%	50%	31%	33%	40%
Net assets, end of period (000s omitted)	$8,146	$24,328	$7,106	$2,683	$2,406

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Diversified International Fund	31

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified International Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes

32	Wells Fargo Diversified International Fund	Notes to financial statements

are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The

Notes to financial statements	Wells Fargo Diversified International Fund	33

Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2017, the aggregate cost of all investments for federal income tax purposes was $105,052,330 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$24,490,039
Gross unrealized losses	(5,397,715)
Net unrealized gains	$19,092,324

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards, corporate actions, and foreign currency transactions. At October 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(89,306,476)	$987,849	$88,318,627

As of October 31, 2017, the Fund had capital loss carryforwards which consist of $11,186,599 in short-term capital losses and $460,833 in long-term capital losses.

34	Wells Fargo Diversified International Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Diversified International Fund	35

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$1,713,676	$0	$0	$1,713,676
Austria	543,016	0	0	543,016
Brazil	1,852,927	0	0	1,852,927
Canada	2,950,855	0	0	2,950,855
Chile	48,270	0	0	48,270
China	6,487,076	43	0	6,487,119
Denmark	774,552	0	0	774,552
France	8,007,805	0	0	8,007,805
Germany	19,566,215	0	0	19,566,215
Hong Kong	2,385,220	0	0	2,385,220
Hungary	87,071	0	0	87,071
Indonesia	237,523	0	0	237,523
Ireland	1,449,230	0	0	1,449,230
Israel	315,351	0	0	315,351
Italy	6,117,377	0	0	6,117,377
Japan	18,363,121	0	0	18,363,121
Malaysia	1,211,411	0	0	1,211,411
Netherlands	8,308,304	0	0	8,308,304
Norway	2,038,508	0	0	2,038,508
Poland	77,317	0	0	77,317
Portugal	177,683	0	0	177,683
Russia	1,547,781	0	0	1,547,781
Singapore	477,363	0	0	477,363
South Africa	1,437,153	0	0	1,437,153
South Korea	4,528,448	0	0	4,528,448
Spain	1,708,977	0	0	1,708,977
Sweden	415,820	0	0	415,820
Switzerland	5,852,013	0	0	5,852,013
Taiwan	1,012,318	0	0	1,012,318
Thailand	400,757	0	0	400,757
United Kingdom	16,123,243	0	0	16,123,243
United States	2,240,662	0	0	2,240,662

Participation notes
China	0	353,261	0	353,261
Ireland	0	1,163,406	0	1,163,406

Preferred stocks
Brazil	32,136	0	0	32,136
Germany	564,686	0	0	564,686

Rights
Brazil	0	766	0	766
Spain	0	1,409	0	1,409

Short-term investments
Investment companies	2,773,394	0	0	2,773,394
Investments measured at net asset value*				798,510
	121,827,259	1,518,885	0	124,144,654
Forward foreign currency contracts	0	24,722	0	24,722
Total assets	$121,827,259	$1,543,607	$0	$124,169,376
Liabilities
Forward foreign currency contracts	$0	$9,741	$0	$9,741
Total liabilities	$0	$9,741	$0	$9,741

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $798,510 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

36	Wells Fargo Diversified International Fund	Notes to financial statements

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadvisers, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.68% as the average daily net assets of the Fund increase. Prior to March 1, 2017, Fund Management is entitled to receive an annual management fee starting at 0.90% and declining to 0.73% as the average daily net assets of the Fund increase. For the year ended October 31, 2017, the management fee was equivalent to an annual rate of 0.87% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Artisan Partners Limited Partnership, LSV Asset Management, and WellsCap are the subadvisers to the Fund and are each entitled to receive a fee from Funds Management which is calculated based on the average daily net assets of the Fund as follows:

	Annual subadvisory fee
	starting at	declining to
Artisan Partners Limited Partnership	0.80%	0.50%
LSV Asset Management	0.35	0.30
WellsCap	0.45	0.40

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.60% for Class R shares, 0.89% for Class R6 shares, 1.25% for Administrator Class shares, and 0.99% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Out-of-pocket reimbursements

During the year ended October 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $19,158 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $68,706 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Notes to financial statements	Wells Fargo Diversified International Fund	37

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2017, Funds Distributor received $853 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A, Class B, and Class C shares for the year ended October 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2017 were $46,610,024 and $49,414,677, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2017, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $1,257,661 and $5,219,308 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2017.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Goldman Sachs	$24,722	$0	$0	$24,722

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Morgan Stanley	$9,741	$0	$0	$9,741

38	Wells Fargo Diversified International Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended October 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,170,331 and $1,164,901 of ordinary income for the years ended October 31, 2017 and October 31, 2016, respectively.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$3,148,849	$19,092,441	$(11,647,432)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Diversified International Fund	39

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Diversified International Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Diversified International Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2017

40	Wells Fargo Diversified International Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 1.17% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $2,170,331 of income dividends paid during the fiscal year ended October 31, 2017 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2017. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified International Fund	41

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, effective 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, from 1998 to 2017; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

42	Wells Fargo Diversified International Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, effective 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee, since 1996; Chairman, effective 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman will become Chair Liaison effective January 1, 2018.

***	Peter Gordon will retire on December 31, 2017.

****	Olivia Mitchell will become Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny will become Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each will become a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo Diversified International Fund	43

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

44	Wells Fargo Diversified International Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified International Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; (iii) an investment sub-advisory agreement with Artisan Partners Limited Partnership ( “Artisan”); and (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”). The sub-advisory agreements with WellsCap, Artisan and LSV (the “Sub-Advisers”) are collectively referred to as the “Sub-Advisory Agreements,” and the Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo Diversified International Fund	45

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review except the one- and three-year periods. The Board also noted that the performance of the Fund was in range of its benchmark, the MSCI EAFE Index (Net), for all periods under review except the one- and three-year periods.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance. The Board took note of the long term performance of the Fund.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the other funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes except Administrator Class, although the Board noted that the net operating expense ratio for Administrator Class was lower than the median net operating expense ratio of the expense Group for Administrator Class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of fees between them. The Board also considered that the sub-advisory fees paid to Artisan and LSV had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

46	Wells Fargo Diversified International Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of WellsCap from providing services to the fund family as a whole, noting that WellsCap’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis. The Board did not consider profitability with respect to Artisan or LSV, as the sub-advisory fees paid to the Artisan and LSV had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce fees at all asset levels for the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates including WellsCap, and Artisan and LSV, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by WellsCap and Artisan, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or either Artisan or LSV were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Diversified International Fund	47

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

307199 12-17 A237/AR237 10-17

Annual Report

October 31, 2017

Wells Fargo Emerging Markets Equity Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Markets Equity Fund for the 12-month period that ended October 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 23.63% and 23.64%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.90% and the Bloomberg Barclays Municipal Bond Index4 returned 2.19% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the last two months of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory in November, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s amended rule for money market funds, which included the possibility of liquidity fees and redemption gates and, for institutional prime and municipal money market funds, floating net asset values (NAVs). Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Emerging Markets Equity Fund	3

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds that accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, financial markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. Corporate earnings reports were favorable overall as companies continued to benefit from healthy operating leverage. Global commodity prices climbed during the quarter. Oil prices rebounded, partly due to a better balance between supply and demand. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective. Reflecting continued confidence in the U.S. economy, the Fed also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which has led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. Also, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

Positive economic and market news continued into October.

October proved to be a strong month for U.S. stocks. The S&P 500 Index delivered 11 record closes amid rising consumer confidence and signs the economy was continuing to gain momentum, including news in late October that economic output was estimated to have grown at a 3.0% annual rate in the third quarter. At its October meeting, the Fed, in a unanimous vote, left short-term interest rates unchanged but signaled it could make another rate increase before the end of 2017 if the economy remains on track. The Fed also began the process of unwinding its quantitative easing program. Outside the U.S., international stocks generally delivered positive results in October as global economic growth continued to strengthen.

4	Wells Fargo Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Emerging Markets Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Derrick Irwin, CFA®

Richard Peck, CFA®

Yi (Jerry) Zhang, Ph.D., CFA®

Average annual total returns (%) as of October 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EMGAX)	9-6-1994	14.98	3.17	0.93	21.99	4.40	1.53	1.60	1.58
Class C (EMGCX)	9-6-1994	20.06	3.62	0.77	21.06	3.62	0.77	2.35	2.33
Class R6 (EMGDX)	6-28-2013	–	–	–	22.53	4.88	1.94	1.17	1.15
Administrator Class (EMGYX)	9-6-1994	–	–	–	22.10	4.54	1.71	1.52	1.46
Institutional Class (EMGNX)	7-30-2010	–	–	–	22.42	4.83	1.92	1.27	1.19
MSCI EM Index (Net)[4]	–	–	–	–	26.45	4.83	0.60	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Fund	7

Growth of $10,000 investment as of October 31, 2017[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would have been higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through February 28, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EM Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Emerging Markets Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the MSCI EM Index (Net), for the 12-month period that ended October 31, 2017.

∎	Top detracting sectors included consumer staples and consumer discretionary. Among countries, detractors included China/Hong Kong and Mexico.

∎	The largest relative contributors among sectors included industrials, energy, and financials. India and Russia were among the most notable contributors on a country basis.

After a tumultuous period following the U.S. presidential election, emerging markets equities enjoyed a very strong period of performance through most of 2017.

Investors initially perceived the outcome of the U.S. presidential election to be negative for emerging markets. The new administration’s progrowth stance was expected to put upward pressure on global interest rates and the U.S. dollar, while its expected trade and geopolitical strategy was perceived to be negative for emerging markets. Equities in emerging markets fell sharply immediately following the election.

However, as it became clear that many of the new administration’s policies were unlikely to be implemented immediately and would likely be more pragmatic and less isolationist than initially expected, investors turned their focus toward the strong country and company fundamentals in emerging markets. Aggregate earnings for emerging markets rose approximately 6% in 2016, an encouraging sign of growth after two years of falling earnings. This earnings momentum continued through the first 10 months of 2017. This supported growth in return on capital across many countries and sectors within emerging markets, leading to significant market tailwinds.

The U.S. dollar rallied sharply postelection but retreated through much of the remainder of the period, beginning in January 2017. The U.S. currency more than gave up its postelection strength as investors lowered growth and inflation expectations for the U.S. economy and reacted to improving growth outside of the U.S. This acted as a further tailwind to emerging markets equites during the period.

A third notable driver during the year was the strong performance of the information technology (IT) sector in the emerging markets. Chinese internet stocks performed strongly on the back of increased monetization and market consolidation. Additionally, semiconductor companies such as Samsung Electronics Company, Limited; Taiwan Semiconductor Manufacturing Company Limited; and SK Hynix Incorporated enjoyed strong cyclical tailwinds. Outside of Asia, the stocks of internet companies in Russia and Brazil also outperformed.

Ten largest holdings (%) as of October 31, 2017[6]
Samsung Electronics Company Limited	5.87
Taiwan Semiconductor Manufacturing Company Limited ADR	3.20
China Mobile Limited	3.00
SINA Corporation	2.42
China Life Insurance Company Limited H Shares	2.22
Tencent Holdings Limited	2.13
WH Group Limited	1.84
New Oriental Education & Technology Group Incorporated ADR	1.83
Uni-President Enterprises Corporation	1.83
Fomento Economico Mexicano SAB de CV ADR	1.77

We continued to make changes in the Fund to ensure the highest level of quality and to take advantage of valuation opportunities. Key new positions include Brazil’s Atacadao S.A.; Poland’s PLAY Communications S.A.; and China’s Best, Incorporated, a logistics company. Among the larger positions eliminated from the Fund were China’s Tingyi Holding Corporation; Mexico’s Grupo Televisa, S.A.B.; and Turkey’s Anadolu Efes Biracilik ve Malt Sanayii A.S., a beverages company. China’s Belle International Holdings Limited was removed because it was taken private.

In the Fund, positive stock selection in India, Russia, and Taiwan was offset by weaker results among stocks in China and Thailand. An overweight positioning in Mexico was a drag on performance, while an underweight in Malaysia coupled with strong stock selection helped. In India, the

Fund benefited from strong performances from such companies as Reliance Industries Limited, Bharti Airtel Limited, and Dalmia Bharat Limited. In China, our biggest challenge were related to the Fund’s position in Vipshop Holdings Limited. In Mexico, a weak Mexican peso and the underperformance of Fomento Economico Mexicano, S.A.B. de C.V., were detractors from performance.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Fund	9

Sector distribution as of October 31, 2017[7]

Country allocation as of October 31, 2017[7]

Among sectors, the industrials sector was a key performance driver, including 51job, Incorporated; Johnson Electric Holdings Limited; and Best, Incorporated. In energy, Fund performance benefited from the strong performance of Reliance Industries Limited in India and PTT Public Company Limited in Thailand. The Fund lagged in the consumer staples sector, in part due to an overweight sector position coupled with underperformance by Fomento Economico Mexicano and Uni-President Enterprises Corporation. In the consumer discretionary sector, Vipshop Holdings and Lojas Americanas S.A. in Brazil also detracted.

We remain cautiously optimistic about the opportunities in emerging markets.

The recovery in many emerging markets economies and improving earnings prospects at the company level are providing support to the equity markets. Low inflation, improving growth, and low external vulnerability mean that emerging markets are far more resilient than in the past. It is likely that the increasing importance of IT for emerging markets investors is changing the drivers of emerging markets performance away from global trade and macroeconomics to local and company-specific factors. It is also undoubtedly creating new risk factors. As long as earnings growth and improving returns on capital remain in place, we believe that emerging markets equities will be well suited to ride out any near-term market volatility.

In mid-September, the World Trade Organization upgraded its merchandise trade volume forecast from 2.4% to 3.6%. This should lead to faster top-line growth in emerging markets, driving higher margins and improving returns. Indeed, we already have seen a substantial increase in export volumes from the emerging markets (aided by recovering commodity prices and demand from China). As top-line growth filters through to higher returns, this will support emerging markets equities valuations. Looking farther down the road, higher margins and returns in emerging markets could lead to increased investment spending and credit growth, potentially driving another leg of growth for companies operating in the emerging markets economies.

Please see footnotes on page 7.

10	Wells Fargo Emerging Markets Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2017	Ending account value 10-31-2017	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,129.15	$8.28	1.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.42	$7.85	1.54%
Class C
Actual	$1,000.00	$1,125.34	$12.29	2.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.64	$11.64	2.29%
Class R6
Actual	$1,000.00	$1,131.91	$5.98	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.67	1.11%
Administrator Class
Actual	$1,000.00	$1,129.49	$7.79	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.89	$7.38	1.45%
Institutional Class
Actual	$1,000.00	$1,131.48	$6.39	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06	1.19%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2017	Wells Fargo Emerging Markets Equity Fund	11

Security name	Shares	Value

Common Stocks: 92.20%

Argentina: 0.49%
MercadoLibre Incorporated (Information Technology, Internet Software & Services)	82,900	$19,921,699

Brazil: 6.99%
Ambev SA ADR (Consumer Staples, Beverages)	5,822,000	36,853,260
Atacadao Distribuicao Comercio e Industria Limitada (Consumer Staples, Food & Staples Retailing) †	5,960,000	29,296,243
B2W Companhia Digital (Consumer Discretionary, Internet & Direct Marketing Retail) †	4,424,833	28,716,169
Banco Bradesco SA ADR (Financials, Banks)	3,432,950	36,286,282
BM&F Bovespa SA (Financials, Capital Markets)	7,413,005	54,159,148
BRF Brazil Foods SA ADR (Consumer Staples, Food Products) «†	1,516,078	20,421,571
IRB-Brasil Resseguros SA (Financials, Insurance)	1,220,669	12,242,885
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	3,144,250	33,140,874
Multiplan Empreendimentos Imobiliarios SA (Real Estate, Real Estate Management & Development)	787,302	17,207,866
Raia Drogasil SA (Consumer Staples, Food & Staples Retailing)	761,600	18,208,277

		286,532,575

Chile: 1.97%
AES Gener SA (Utilities, Independent Power & Renewable Electricity Producers)	16,613,250	5,742,397
Banco Santander Chile SA ADR (Financials, Banks)	1,244,392	38,924,582
SACI Falabella (Consumer Discretionary, Multiline Retail)	3,777,228	36,202,515

		80,869,494

China: 25.67%
51job Incorporated ADR (Industrials, Professional Services) «†	723,941	44,811,948
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	321,037	59,356,531
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	116,540	28,428,768
Best Incorporated ADR (Industrials, Air Freight & Logistics) «†	2,369,642	27,440,454
China Distance Education ADR (Consumer Discretionary, Diversified Consumer Services)	973,710	7,594,938
China International Capital Corporation Limited H Shares (Financials, Diversified Financial Services) «	1,334,904	2,751,462
China Life Insurance Company Limited H Shares (Financials, Insurance)	27,548,290	91,104,915
China Literature Limited (Consumer Discretionary, Internet & Direct Marketing Retail) †(a)	1,551	11,045
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	12,260,165	123,129,685
China Rapid Finance Limited ADR (Financials, Consumer Finance) «†	992,702	8,021,032
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	26,974,000	36,719,548
Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	1,186,632	56,827,806
Gridsum Holding Incorporated ADR (Information Technology, Software) «†	441,040	3,814,996
Hengan International Group Company Limited (Consumer Staples, Personal Products)	4,957,000	48,862,166
Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	27,484,207	23,991,521
New Oriental Education & Technology Group Incorporated ADR (Consumer Discretionary, Diversified Consumer Services) †	901,413	75,033,618
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	11,566,000	7,546,202
Shandong Weigao Group Medical Polymer Company Limited H Shares (Health Care, Health Care Equipment & Supplies)	18,024,000	12,937,985
SINA Corporation (Information Technology, Internet Software & Services)	922,907	99,350,939
Tencent Holdings Limited (Information Technology, Internet Software & Services)	1,948,800	87,380,501
Tsingtao Brewery Company Limited H Shares (Consumer Staples, Beverages)	7,690,000	32,183,775
Vipshop Holdings Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	6,144,738	48,543,430
Want Want China Holdings Limited (Consumer Staples, Food Products)	50,204,000	41,056,928
Weibo Corporation ADR (Information Technology, Internet Software & Services) «†	665,626	61,670,249
ZhongAn Online P & C Insurance Company Limited (Financials, Insurance) †	391,875	3,953,209
Zhou Hei Ya International Holding Company Limited (Consumer Staples, Food Products)	20,553,626	19,785,901

		1,052,309,552

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—October 31, 2017

Security name	Shares	Value

Colombia: 0.43%
Bancolombia SA ADR (Financials, Banks)	462,400	$17,455,600

Hong Kong: 4.59%
AIA Group Limited (Financials, Insurance)	9,321,400	70,136,922
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	4,214,250	16,989,023
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing)	25,490,500	25,747,320
WH Group Limited (Consumer Staples, Food Products) 144A	74,305,500	75,244,629

		188,117,894

India: 9.58%
AU Small Finance Bank Limited (Financials, Consumer Finance) 144A†	451,041	4,051,074
Bajaj Finance Limited (Financials, Consumer Finance)	470,281	13,073,516
Bharti Airtel Limited (Telecommunication Services, Wireless Telecommunication Services)	2,618,728	20,101,998
Bharti Infratel Limited (Telecommunication Services, Diversified Telecommunication Services)	2,873,851	19,617,859
Dalmia Bharat Limited (Materials, Construction Materials)	312,329	14,428,241
Fortis Healthcare Limited (Health Care, Health Care Providers & Services) †	3,950,000	8,775,576
HDFC Bank Limited ADR (Financials, Banks)	123,826	11,429,140
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	1,115,700	29,410,366
ICICI Bank Limited ADR (Financials, Banks)	3,126,952	28,611,611
Indusind Bank Limited (Financials, Banks)	817,217	20,529,705
Infosys Limited ADR (Information Technology, IT Services) «	1,857,460	27,583,281
ITC Limited (Consumer Staples, Tobacco)	10,078,960	41,345,191
Kotak Mahindra Bank Limited (Financials, Banks)	1,057,262	16,731,905
Laurus Labs Limited (Health Care, Pharmaceuticals) 144A	455,595	3,787,056
Max India Limited (Financials, Industrial Conglomerates)	925,389	8,386,489
PNB Housing Finance Limited (Financials, Thrifts & Mortgage Finance) 144A	191,606	4,209,808
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	1,008,400	14,647,751
Reliance Industries Limited GDR (Energy, Oil, Gas & Consumable Fuels) 144A	2,493,174	71,554,094
SBI Life Insurance Company Limited (Financials, Insurance) 144A†	914,273	9,345,816
SH Kelkar & Company Limited (Materials, Chemicals) 144A	1,314,144	5,501,363
Ultra Tech Cement Limited (Materials, Construction Materials)	286,000	19,433,009

		392,554,849

Indonesia: 2.05%
PT Astra International Tbk (Consumer Discretionary, Automobiles)	19,151,000	11,296,442
PT Bank Central Asia Tbk (Financials, Banks)	11,349,500	17,489,736
PT Blue Bird Tbk (Industrials, Road & Rail)	13,605,309	4,574,393
PT Link Net Tbk (Telecommunication Services, Diversified Telecommunication Services)	38,278,161	14,083,541
PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail)	10,474,600	6,641,958
PT Telekomunikasi Indonesia Persero Tbk ADR (Telecommunication Services, Diversified Telecommunication Services)	997,754	29,972,530

		84,058,600

Luxembourg: 0.20%
Biotoscana Investments SA (Health Care, Biotechnology) †	1,156,551	8,308,302

Malaysia: 0.88%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,780,900	18,771,028
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	14,496,300	17,223,666

		35,994,694

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Emerging Markets Equity Fund	13

Security name	Shares	Value

Mexico: 6.15%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services)	1,657,320	$28,373,318
Becle SAB de CV ADR (Consumer Staples, Beverages) †	12,063,925	19,267,797
Cemex SAB de CV ADR (Materials, Construction Materials) †	2,111,848	17,127,087
Fibra Uno Administracion SAB de CV (Real Estate, Equity REITs)	29,136,922	45,715,108
Fomento Economico Mexicano SAB de CV ADR (Consumer Staples, Beverages)	826,120	72,492,030
Grupo Financiero Banorte SAB de CV (Financials, Banks)	6,128,188	36,311,873
Grupo Financiero Santander SAB de CV ADR (Financials, Banks)	1,723,441	14,511,373
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	8,127,100	18,194,225

		251,992,811

Peru: 0.39%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	1,152,495	15,892,906

Philippines: 0.72%
Ayala Corporation (Financials, Diversified Financial Services)	727,624	14,531,338
SM Investments Corporation (Industrials, Industrial Conglomerates)	812,873	15,037,166

		29,568,504

Poland: 0.40%
PLAY Communications SA (Telecommunication Services, Wireless Telecommunication Services)†	1,600,779	16,183,922

Russia: 2.65%
LUKOIL PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	503,249	26,722,522
Magnit (Consumer Staples, Food & Staples Retailing) (a)	126,300	16,657,113
Sberbank of Russia ADR (Financials, Banks)	1,541,195	22,116,148
Yandex NV Class A (Information Technology, Internet Software & Services) †	1,280,106	43,305,986

		108,801,769

Singapore: 0.17%
Sea Limited ADR (Information Technology, Internet Software & Services) «†	469,342	7,077,677

South Africa: 3.50%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining)	958,071	8,910,060
Clicks Group Limited (Consumer Staples, Food & Staples Retailing)	690,000	7,731,709
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services) «	2,732,643	23,728,164
Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)	2,678,100	38,330,143
Standard Bank Group Limited (Financials, Banks)	1,660,190	19,257,089
Steinhoff Africa Retail Limited (Consumer Discretionary, Household Products) †	4,881,610	7,930,728
Tiger Brands Limited (Consumer Staples, Food Products)	1,370,333	37,411,266

		143,299,159

South Korea: 12.79%
Amorepacific Corporation (Consumer Staples, Personal Products)	20,500	5,745,526
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services) «	3,614,813	52,017,159
KT&G Corporation (Consumer Staples, Tobacco)	234,091	22,148,120
Naver Corporation (Information Technology, Internet Software & Services)	86,200	68,784,576
Netmarble Games Corporation (Information Technology, Software) 144A†	23,102	3,587,939
Samsung Biologics Company Limited (Health Care, Life Sciences Tools & Services) 144A†	21,099	7,231,683
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	97,836	240,496,579

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—October 31, 2017

Security name			Shares	Value

South Korea (continued)
Samsung Life Insurance Company Limited (Financials, Insurance)			503,337	$60,651,131
SK Hynix Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)			866,000	63,538,359

				524,201,072

Taiwan: 8.86%
104 Corporation (Industrials, Professional Services)			1,655,000	8,340,987
MediaTek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)			3,629,881	41,221,978
President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)			4,545,000	40,839,371
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)			8,285,224	66,755,398
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)			3,097,852	131,132,075
Uni-President Enterprises Corporation (Consumer Staples, Food Products)			35,862,368	74,912,687

				363,202,496

Thailand: 2.81%
PTT Exploration & Production PCL (Energy, Oil, Gas & Consumable Fuels)			4,128,139	10,718,001
PTT PCL (Energy, Oil, Gas & Consumable Fuels)			2,235,900	28,268,453
Siam Commercial Bank PCL (Financials, Banks)			7,805,100	34,420,444
Thai Beverage PCL (Consumer Staples, Beverages)			58,227,000	41,862,270

				115,269,168

Turkey: 0.15%
Avivasa Emeklilik Ve Hayat AS (Financials, Insurance) «			1,246,853	6,159,409

United Arab Emirates: 0.06%
Emaar Malls Group (Real Estate, Real Estate Management & Development)			3,773,147	2,373,210

United Kingdom: 0.70%
Standard Chartered plc (Financials, Banks) †			2,895,244	28,855,269

Total Common Stocks (Cost $2,753,207,630)				3,779,000,631

	Interest rate	Maturity date	Principal
Convertible Debentures: 0.00%

Brazil: 0.00%
Lupatech SA (Energy, Energy Equipment & Services) (a)†	6.50%	4-15-2018	$303,000	0

Total Convertible Debentures (Cost $160,691)				0

	Dividend yield		Shares
Preferred Stocks: 1.40%

Brazil: 1.40%
Lojas Americanas SA (Consumer Discretionary, Multiline Retail) †	0.00		10,710,093	57,556,150

Total Preferred Stocks (Cost $44,707,496)				57,556,150

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Emerging Markets Equity Fund	15

Security name	Yield	Shares	Value

Short-Term Investments: 9.43%

Investment Companies: 9.43%
Securities Lending Cash Investment LLC (l)(r)(u)	1.26%	123,189,507	$123,201,826
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.96	263,185,940	263,185,940

Total Short-Term Investments (Cost $386,387,518)			386,387,766

Total investments in securities (Cost $3,184,463,335)	103.03%	4,222,944,547
Other assets and liabilities, net	(3.03)	(124,000,214)

Total net assets	100.00%	$4,098,944,333

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment companies
Securities Lending Cash Investment LLC	156,094,383	1,043,824,094	1,076,728,970	123,189,507	$9,700	($9,259)	$1,171,561	$123,201,826
Wells Fargo Government Money Market Fund Select Class	47,363,740	792,202,191	576,379,991	263,185,940	0	0	929,998	263,185,940

					$9,700	($9,259)	$2,101,559	$386,387,766	9.43%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Markets Equity Fund	Statement of assets and liabilities—October 31, 2017

Assets
Investments in unaffiliated securities (including $123,205,510 of securities loaned), at value (cost $2,798,075,817)	$3,836,556,781
Investments in affiliated securities, at value (cost $386,387,518)	386,387,766
Foreign currency, at value (cost $3,651,473)	2,764,823
Receivable for investments sold	733,441
Receivable for Fund shares sold	10,660,702
Receivable for dividends	1,916,501
Receivable for securities lending income	165,124
Prepaid expenses and other assets	150,267

Total assets	4,239,335,405

Liabilities
Payable upon receipt of securities loaned	123,191,058
Payable for Fund shares redeemed	7,511,646
Management fee payable	3,497,853
Payable for investments purchased	3,363,019
Contingent tax liability	1,605,818
Administration fees payable	458,845
Distribution fees payable	44,469
Trustees’ fees and expenses payable	3,756
Accrued expenses and other liabilities	714,608

Total liabilities	140,391,072

Total net assets	$4,098,944,333

NET ASSETS CONSIST OF
Paid-in capital	$3,414,750,366
Undistributed net investment income	13,070,041
Accumulated net realized losses on investments	(364,870,340)
Net unrealized gains on investments	1,035,994,266

Total net assets	$4,098,944,333

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$268,383,962
Shares outstanding – Class A1	10,806,964
Net asset value per share – Class A	$24.83
Maximum offering price per share – Class A2	$26.34
Net assets – Class C	$69,845,276
Shares outstanding – Class C1	3,339,054
Net asset value per share – Class C	$20.92
Net assets – Class R6	$192,928,568
Shares outstanding – Class R6[1]	7,421,193
Net asset value per share – Class R6	$26.00
Net assets – Administrator Class	$144,420,692
Shares outstanding – Administrator Class[1]	5,536,843
Net asset value per share – Administrator Class	$26.08
Net assets – Institutional Class	$3,423,365,835
Shares outstanding – Institutional Class[1]	131,719,050
Net asset value per share – Institutional Class	$25.99

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2017	Wells Fargo Emerging Markets Equity Fund	17

Investment income
Dividends (net of foreign withholding taxes of $8,669,522)	$62,186,987
Income from affiliated securities	2,101,559

Total investment income	64,288,546

Expenses
Management fee	34,667,543
Administration fees
Class A	1,008,351
Class B	439 [1]
Class C	141,374
Class R6	51,685
Administrator Class	186,188
Institutional Class	3,234,374
Shareholder servicing fees
Class A	1,200,418
Class B	523 [1]
Class C	168,303
Administrator Class	348,849
Distribution fees
Class B	1,569 [1]
Class C	504,908
Custody and accounting fees	1,165,806
Professional fees	73,861
Registration fees	156,687
Shareholder report expenses	852,096
Trustees’ fees and expenses	23,886
Other fees and expenses	51,903

Total expenses	43,838,763
Less: Fee waivers and/or expense reimbursements	(856,232)

Net expenses	42,982,531

Net investment income	21,306,015

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(18,485,032)
Affiliated securities	9,700
Forward foreign currency contract transactions	10,937

Net realized losses on investments	(18,464,395)

Net change in unrealized gains (losses) on:
Unaffiliated securities	680,829,881
Affiliated securities	(9,259)

Net change in unrealized gains (losses) on investments	680,820,622

Net realized and unrealized gains (losses) on investments	662,356,227

Net increase in net assets resulting from operations	$683,662,242

[1]	For the period from November 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Markets Equity Fund	Statement of changes in net assets

	Year ended October 31, 2017		Year ended October 31, 2016

Operations
Net investment income		$21,306,015		$28,132,427
Net realized losses on investments		(18,464,395)		(78,862,801)
Net change in unrealized gains (losses) on investments		680,820,622		486,377,392

Net increase in net assets resulting from operations		683,662,242		435,647,018

Distributions to shareholders from
Net investment income
Class A		(5,313,014)		(4,821,280)
Class R6		(2,098,471)		(1,207,067)
Administrator Class		(1,140,541)		(915,237)
Institutional Class		(18,026,382)		(22,745,172)

Total distributions to shareholders		(26,578,408)		(29,688,756)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,942,787	140,950,802	14,276,408	257,431,388
Class C	442,470	8,292,373	284,656	4,423,556
Class R6	3,436,746	79,020,347	4,886,774	94,696,839
Administrator Class	1,621,779	36,816,903	2,473,929	47,026,221
Institutional Class	71,588,783	1,652,655,030	25,310,308	470,045,141

		1,917,735,455		873,623,145

Reinvestment of distributions
Class A	274,903	5,190,176	275,442	4,701,801
Class R6	105,864	2,085,516	66,974	1,193,482
Administrator Class	54,161	1,073,463	49,021	878,463
Institutional Class	841,119	16,578,453	1,178,702	21,004,467

		24,927,608		27,778,213

Payment for shares redeemed
Class A	(39,090,896)	(823,196,611)	(20,179,942)	(375,408,750)
Class B	(34,219)[1]	(614,939)[1]	(60,187)	(925,067)
Class C	(1,264,603)	(23,051,252)	(1,621,268)	(24,542,512)
Class R6	(5,032,929)	(110,185,480)	(1,051,876)	(20,911,449)
Administrator Class	(3,599,740)	(80,342,148)	(4,603,140)	(87,710,425)
Institutional Class	(25,803,379)	(588,537,786)	(54,409,985)	(1,055,274,030)

		(1,625,928,216)		(1,564,772,233)

Net increase (decrease) in net assets resulting from capital share transactions		316,734,847		(663,370,875)

Total increase (decrease) in net assets		973,818,681		(257,412,613)

Net assets
Beginning of period		3,125,125,652		3,382,538,265

End of period		$4,098,944,333		$3,125,125,652

Undistributed net investment income		$13,070,041		$7,243,488

[1]	For the period from November 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$20.49	$18.09	$21.44	$21.77	$20.48
Net investment income (loss)	(0.03)[1]	0.12	0.08	0.07	0.02
Net realized and unrealized gains (losses) on investments	4.50	2.38	(3.29)	(0.40)	1.33

Total from investment operations	4.47	2.50	(3.21)	(0.33)	1.35
Distributions to shareholders from
Net investment income	(0.13)	(0.10)	(0.14)	0.00	(0.06)
Net asset value, end of period	$24.83	$20.49	$18.09	$21.44	$21.77
Total return[2]	21.99%	13.93%	(15.02)%	(1.52)%	6.62%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.64%	1.64%	1.64%	1.65%
Net expenses	1.58%	1.60%	1.64%	1.64%	1.65%
Net investment income (loss)	(0.13)%	0.64%	0.37%	0.36%	0.15%
Supplemental data
Portfolio turnover rate	13%	8%	8%	7%	13%
Net assets, end of period (000s omitted)	$268,384	$874,625	$873,992	$1,502,597	$1,306,269

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.28	$15.28	$18.11	$18.53	$17.51
Net investment loss	(0.08)[1]	(0.02)[1]	(0.06)[1]	(0.08)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	3.72	2.02	(2.77)	(0.34)	1.13

Total from investment operations	3.64	2.00	(2.83)	(0.42)	1.02
Net asset value, end of period	$20.92	$17.28	$15.28	$18.11	$18.53
Total return[2]	21.06%	13.09%	(15.63)%	(2.27)%	5.83%
Ratios to average net assets (annualized)
Gross expenses	2.31%	2.39%	2.39%	2.39%	2.39%
Net expenses	2.31%	2.35%	2.39%	2.39%	2.39%
Net investment loss	(0.43)%	(0.12)%	(0.39)%	(0.42)%	(0.62)%
Supplemental data
Portfolio turnover rate	13%	8%	8%	7%	13%
Net assets, end of period (000s omitted)	$69,845	$71,900	$84,004	$138,169	$173,454

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$21.46	$19.00	$22.53	$22.86	$20.89
Net investment income	0.17 [2]	0.23 [2]	0.19	0.21	0.01 [2]
Net realized and unrealized gains (losses) on investments	4.59	2.46	(3.46)	(0.44)	1.96

Total from investment operations	4.76	2.69	(3.27)	(0.23)	1.97
Distributions to shareholders from
Net investment income	(0.22)	(0.23)	(0.26)	(0.10)	0.00
Net asset value, end of period	$26.00	$21.46	$19.00	$22.53	$22.86
Total return[3]	22.53%	14.43%	(14.61)%	(1.01)%	9.43%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.20%	1.19%	1.17%	1.17%
Net expenses	1.14%	1.17%	1.18%	1.17%	1.17%
Net investment income	0.76%	1.16%	0.84%	0.88%	0.15%
Supplemental data
Portfolio turnover rate	13%	8%	8%	7%	13%
Net assets, end of period (000s omitted)	$192,929	$191,250	$95,190	$35,967	$4,809

[1]	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.53	$18.99	$22.44	$22.79	$21.44
Net investment income	0.10 [1]	0.15 [1]	0.12 [1]	0.13 [1]	0.05
Net realized and unrealized gains (losses) on investments	4.61	2.50	(3.46)	(0.44)	1.40

Total from investment operations	4.71	2.65	(3.34)	(0.31)	1.45
Distributions to shareholders from
Net investment income	(0.16)	(0.11)	(0.11)	(0.04)	(0.10)
Net asset value, end of period	$26.08	$21.53	$18.99	$22.44	$22.79
Total return	22.10%	14.07%	(14.91)%	(1.36)%	6.83%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.56%	1.49%	1.48%	1.48%
Net expenses	1.46%	1.49%	1.48%	1.48%	1.48%
Net investment income	0.42%	0.76%	0.58%	0.57%	0.35%
Supplemental data
Portfolio turnover rate	13%	8%	8%	7%	13%
Net assets, end of period (000s omitted)	$144,421	$160,657	$181,224	$464,135	$1,050,660

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.46	$18.99	$22.52	$22.86	$21.50
Net investment income	0.19 [1]	0.20 [1]	0.17	0.15	0.11
Net realized and unrealized gains (losses) on investments	4.55	2.49	(3.45)	(0.40)	1.40

Total from investment operations	4.74	2.69	(3.28)	(0.25)	1.51
Distributions to shareholders from
Net investment income	(0.21)	(0.22)	(0.25)	(0.09)	(0.15)
Net asset value, end of period	$25.99	$21.46	$18.99	$22.52	$22.86
Total return	22.42%	14.40%	(14.66)%	(1.09)%	7.07%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.31%	1.24%	1.21%	1.22%
Net expenses	1.20%	1.22%	1.22%	1.21%	1.22%
Net investment income	0.82%	1.04%	0.82%	0.77%	0.57%
Supplemental data
Portfolio turnover rate	13%	8%	8%	7%	13%
Net assets, end of period (000s omitted)	$3,423,366	$1,826,097	$2,146,675	$2,900,353	$2,183,281

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2017, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	25

changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.

26	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2017, the aggregate cost of all investments for federal income tax purposes was $3,206,898,486 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,246,909,036
Gross unrealized losses	(230,862,975)
Net unrealized gains	$1,016,046,061

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to corporate actions, expiration of capital loss carryforwards and passive foreign investment companies. At October 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(10,889,488)	$11,098,946	$(209,458)

As of October 31, 2017, the Fund had capital loss carryforwards which consist of $26,793,257 in short-term capital losses and $331,573,201 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	27

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Argentina	$19,921,699	$0	$0	$19,921,699
Brazil	286,532,575	0	0	286,532,575
Chile	80,869,494	0	0	80,869,494
China	1,052,298,507	11,045	0	1,052,309,552
Colombia	17,455,600	0	0	17,455,600
Hong Kong	188,117,894	0	0	188,117,894
India	392,554,849	0	0	392,554,849
Indonesia	84,058,600	0	0	84,058,600
Luxembourg	8,308,302	0	0	8,308,302
Malaysia	35,994,694	0	0	35,994,694
Mexico	251,992,811	0	0	251,992,811
Peru	15,892,906	0	0	15,892,906
Philippines	29,568,504	0	0	29,568,504
Poland	16,183,922	0	0	16,183,922
Russia	92,144,656	16,657,113	0	108,801,769
Singapore	7,077,677	0	0	7,077,677
South Africa	143,299,159	0	0	143,299,159
South Korea	524,201,072	0	0	524,201,072
Taiwan	363,202,496	0	0	363,202,496
Thailand	115,269,168	0	0	115,269,168
Turkey	6,159,409	0	0	6,159,409
United Arab Emirates	2,373,210	0	0	2,373,210
United Kingdom	28,855,269	0	0	28,855,269

Convertible debentures	0	0	0	0

Preferred stocks
Brazil	57,556,150	0	0	57,556,150

Short-term investments
Investment companies	263,185,940	0	0	263,185,940
Investments measured at net asset value*				123,201,826
Total assets	$4,083,074,563	$16,668,158	$0	$4,222,944,547

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $123,201,826 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

28	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2017, the Fund had no material transfers between Level 1 and Level 2. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.05% and declining to 0.945% as the average daily net assets of the Fund increase. Prior to March 1, 2017, Funds Management received a fee at an annual rate which started at 1.15% and declined to 0.955% as the average daily net assets of the Fund increased. For the year ended October 31, 2017, the management fee was equivalent to an annual rate of 1.03% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.58% for Class A shares, 2.33% for Class C shares, 1.15% for Class R6 shares, 1.46% for Administrator Class shares, and 1.19% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to March 1, 2017, the Fund’s expenses were capped at 1.61% for Class A shares, 2.36% for Class C shares, 1.18% for Class R6 shares, 1.49% for Administrator Class shares, and 1.22% for Institutional Class shares.

Out-of-pocket reimbursements

During the year ended October 31, 2017, State Street Bank and Trust Company (“State Street’), the Fund’s custodian, reimbursed the Fund $21,642 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $63,842 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	29

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2017, Funds Distributor received $22,694 from the sale of Class A shares and $584 in contingent deferred sales charges from redemptions of Class C. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended October 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2017 were $570,382,485 and $406,138,827, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2017, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $163,276 in forward foreign currency contracts to buy during the year ended October 31, 2017.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended October 31, 2017, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors or geographic regions. A fund that invest a substantial portion of their assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $26,578,408 and $29,688,756 of ordinary income the years ended October 31, 2017 and October 31, 2016, respectively.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$27,404,874	$ 1,015,164,934	$(358,366,458)

30	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Emerging Markets Equity Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Emerging Markets Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Emerging Markets Equity Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2017

32	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $26,578,408 of income dividends paid during the fiscal year ended October 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2017, $72,873 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2017. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, effective 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, from 1998 to 2017; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

34	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, effective 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee, since 1996; Chairman, effective 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, since 2018; Advisory Board Member, effective 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman will become Chair Liaison effective January 1, 2018.

***	Peter Gordon will retire on December 31, 2017.

****	Olivia Mitchell will become Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny will become Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each will become a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

36	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Emerging Markets Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. In certain cases, the Board also considered more current results for various time periods ended March 31, 2017. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	37

(“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the one-, three- and ten-year periods ended December 31, 2016, but lower than the average performance of the Universe for the five-year period ended December 31, 2016. The Board also noted that the performance ranking of the Fund in the Universe had improved from the prior quarter-end for the one-, three- and five-year periods ended March 31, 2017. The Board also noted that the performance of the Fund was lower than its benchmark, the MSCI Emerging Markets Index (Net), for the five-year period ended December 31, 2016, but higher than or in range of its benchmark for the one-, three- and ten-year periods ended December 31, 2016.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

38	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Emerging Markets Equity Fund	39

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

307200 12-17 A238/AR238 10-17

Annual Report

October 31, 2017

Wells Fargo

Emerging Markets Equity Income Fund

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The views expressed and any forward-looking statements are as of October 31, 2017 unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Markets Equity Income Fund for the 12-month period that ended October 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 23.63% and 23.64%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.90% and the Bloomberg Barclays Municipal Bond Index4 returned 2.19% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the last two months of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory in November, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s amended rule for money market funds, which included the possibility of liquidity fees and redemption gates and, for institutional prime and municipal money market funds, floating net asset values (NAVs). Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	3

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds that accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, financial markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. Corporate earnings reports were favorable overall as companies continued to benefit from healthy operating leverage. Global commodity prices climbed during the quarter. Oil prices rebounded, partly due to a better balance between supply and demand. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective. Reflecting continued confidence in the U.S. economy, the Fed also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which has led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. Also, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

Positive economic and market news continued into October.

October proved to be a strong month for U.S. stocks. The S&P 500 Index delivered 11 record closes amid rising consumer confidence and signs the economy was continuing to gain momentum, including news in late October that economic output was estimated to have grown at a 3.0% annual rate in the third quarter. At its October meeting, the Fed, in a unanimous vote, left short-term interest rates unchanged but signaled it could make another rate increase before the end of 2017 if the economy remains on track. The Fed also began the process of unwinding its quantitative easing program. Outside the U.S., international stocks generally delivered positive results in October as global economic growth continued to strengthen.

4	Wells Fargo Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Emerging Markets Equity Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to achieve long-term capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns (%) as of October 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	Since Inception	1 year	5 year	Since Inception	Gross	Net[3]
Class A (EQIAX)	5-31-2012	9.10	3.13	5.19	15.79	4.36	6.35	1.72	1.65
Class C (EQICX)	5-31-2012	13.91	3.59	5.57	14.91	3.59	5.57	2.47	2.40
Class R (EQIHX)	9-30-2015	–	–	–	15.39	4.10	6.08	1.97	1.90
Class R6 (EQIRX)	9-30-2015	–	–	–	16.25	4.80	6.80	1.29	1.20
Administrator Class (EQIDX)	5-31-2012	–	–	–	15.99	4.58	6.58	1.64	1.48
Institutional Class (EQIIX)	5-31-2012	–	–	–	16.11	4.78	6.78	1.39	1.25
MSCI EM Index (Net)[4]	–	–	–	–	26.45	4.83	6.52	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	7

Growth of $10,000 investment as of October 31, 2017[5]

[1]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.03% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 28, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at 1.62% for Class A, 2.37% for Class C, 1.87% for Class R, 1.17% for Class R6, 1.45% for Administrator Class, and 1.22% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares since inception with the MSCI EM Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Emerging Markets Equity Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the MSCI EM Index (Net), for the 12-month period that ended October 31, 2017.

∎	Stock selection within the consumer staples, consumer discretionary, and materials sectors contributed to relative returns for the period. However, an underweight to information technology (IT) and overweight positions in utilities and financials detracted from relative returns.

∎	Among countries, strong stock selection helped the Fund’s relative performance in Russia, Turkey, and the Philippines. Unfavorable stock selection in China/Hong Kong, Korea, and Brazil detracted from relative performance.

The Fund underperformed its benchmark during a strong absolute return market.

During the period, returns in emerging markets appreciated significantly as earnings growth returned to several emerging markets economies. Consensus estimates called for 20% earnings growth during 2017, which provided a catalyst for investors to allocate to the asset class after three consecutive years of negative earnings growth from 2013 through 2015.

IT led the index in terms of absolute performance, which saw the sector rise 52%, making it the largest positive contributor to the index. Against this backdrop, the portfolio’s underweight position in IT coupled with a 0% allocation to Chinese IT, which appreciated 64.8%, resulted in significant negative attribution as the largest names do not meet the Fund’s dividend-yield requirements for inclusion in the Fund.

Ten largest holdings (%) as of October 31, 2017[6]
Samsung Electronics Company Limited	4.79
Taiwan Semiconductor Manufacturing Company Limited	3.52
China Construction Bank H Shares	3.29
Industrial & Commercial Bank of China Limited H Shares	3.08
China Mobile Limited	1.77
Hon Hai Precision Industry Company Limited	1.68
Itausa Investimentos Itau SA	1.67
iShares MSCI Emerging Markets ETF	1.57
HSBC Bank plc (Huayu Automotive Systems Company Limited)	1.53
BB Seguridade Participacoes SA	1.39

Sector distribution as of October 31, 2017[7]

Country allocation as of October 31, 2017[7]

Outperformance in the consumer staples and consumer discretionary sectors was primarily driven by the Fund’s exposure to China A-shares. MSCI made the decision to begin including China A-shares in the MSCI EM Index in June 2017, which was a positive development. The Fund has invested in A-shares since 2014. Midea Group Company Limited and Huayu Automotive Systems Company Limited were the leading contributors to portfolio performance, both of which are Chinese A-shares.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	9

The team increased its position in China from 24% of the Fund at the beginning of the period to 29% by the end of the period, primarily in the consumer discretionary and financials sectors, while reducing the investment position in Mexico, particularly within the industrials and real estate sectors. Korean IT also saw a lift given a new position in Samsung Electronics Company, Limited, as the company articulated a more favorable and sustainable shareholder dividend return policy. The team reduced the Fund’s exposure to Taiwanese IT as the tech upcycle began to wind down toward the end of the period.

Our investment outlook on the emerging markets region remains positive.

We continue to expect further broadening of interest in emerging markets to be sustainable and stock performance likely will compare favorably with developed markets. Within this quarter we are evaluating positions with the goal of positioning for the first half of 2018. Some themes we see going forward include state-owned enterprise reform in China, secondary effects of further consumer IT penetration, government reform packages, and recovery of consumer and business confidence. Additionally, we expect the rally in emerging markets will become broader to include a variety of sectors, which would benefit diversified strategies like ours.

We will position to participate in such a rally in companies with capable management, good operational track records, and strong financials that can leverage improving earnings growth to drive stronger cash flows. It is important that corporations demonstrate efficient capital allocation at this point in the cycle rather than chasing growth at any cost. Range-bound oil and controlled inflation should benefit emerging markets. We also expect the overall operating environment in emerging markets to remain positive.

Year to date, the dividend factor unusually has not been additive to returns but investors may begin to prioritize sustainable earnings growth with dividends over straight growth investing. Although dividend payouts remain somewhat low in emerging markets, through government policy, shareholder calls for return of capital, and improving fundamentals, there may be a trend toward higher payouts and/or special dividends going forward. We also are considering share buybacks in the equation of total shareholder returns. In addition, increased protectionism by the U.S. would only serve to highlight the increasing prominence of China as a world power. The structural increase of consumption also will continue despite changes to global politics

We are positive on emerging markets as we see reasonable valuations and such reacceleration of earnings growth as a favorable comparison with developed markets. Even though the market oscillates between risk-on and risk-off, even within one month, the track record of management and the strength of the business model are two of the most important criteria for share-price performance. We reiterate that stock selectivity based on company specifics is critical as we move into 2018.

Please see footnotes on page 7.

10	Wells Fargo Emerging Markets Equity Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2017	Ending account value 10-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,090.63	$8.52	1.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.22	1.62%
Class C
Actual	$1,000.00	$1,086.68	$12.45	2.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.27	$12.02	2.37%
Class R
Actual	$1,000.00	$1,089.07	$9.80	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.82	$9.46	1.86%
Class R6
Actual	$1,000.00	$1,092.84	$6.17	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.95	1.17%
Administrator Class
Actual	$1,000.00	$1,091.46	$7.64	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38	1.45%
Institutional Class
Actual	$1,000.00	$1,093.22	$6.44	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21	1.22%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2017	Wells Fargo Emerging Markets Equity Income Fund	11

Security name	Shares	Value

Common Stocks: 83.81%

Argentina: 0.96%
Banco Macro SA (Financials, Banks)	47,638	$5,998,577

Brazil: 6.28%
Ambev SA (Consumer Staples, Beverages)	610,500	3,900,422
Banco de Brasil SA (Financials, Banks)	462,600	4,870,218
BB Seguridade Participacoes SA (Financials, Insurance)	988,896	8,382,627
B3 SA (Financials, Capital Markets)	821,100	5,998,927
Energisa SA (Utilities, Electric Utilities)	421,900	3,188,142
Itausa Investimentos Itau SA (Financials, Banks)	1,689	5,204
Petroleo Brasileiro SA ADR Class A (Energy, Oil, Gas & Consumable Fuels) †	650,002	6,662,521
Vale SA (Materials, Metals & Mining)	321,674	3,156,462
WEG SA (Industrials, Machinery)	481,200	3,130,234

		39,294,757

Cayman Islands: 1.03%
Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,521,200	6,463,455

Chile: 1.02%
Enersis SA ADR (Utilities, Electric Utilities)	601,192	6,372,635

China: 20.25%
Bank of China Limited H Shares (Financials, Banks)	11,531,000	5,749,685
Beijing Capital International Airport Company Limited H Shares (Industrials, Transportation Infrastructure)	4,330,000	7,104,366
China Communications Construction Company Limited H Shares (Industrials, Construction & Engineering)	4,340,000	5,268,260
China Communications Services Corporation Limited H Shares (Telecommunication Services, Diversified Telecommunication Services)	9,730,000	5,899,313
China Construction Bank H Shares (Financials, Banks)	22,236,000	19,837,793
China Galaxy Securities Company Limited H Shares (Financials, Capital Markets)	4,424,500	3,856,564
China Lesso Group Holdings Limited Class L (Industrials, Building Products)	5,707,000	3,811,299
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	1,067,000	10,715,955
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	10,317,600	7,578,108
China Resources Land Limited (Real Estate, Real Estate Management & Development)	1,526,000	4,547,838
China State Construction International Holdings Limited (Industrials, Construction & Engineering)	2,188,000	3,073,869
Hengan International Group Company Limited (Consumer Staples, Personal Products)	378,500	3,730,952
Huaneng Power International Incorporated H Shares (Utilities, Independent Power & Renewable Electricity Producers)	4,138,000	2,768,780
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	23,448,000	18,604,753
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	3,968,000	7,863,368
Sinotrans Limited H Shares (Industrials, Air Freight & Logistics)	11,507,000	5,531,219
Xinjiang Goldwind Science & Technology Company Limited H Shares (Industrials, Electrical Equipment)	3,851,280	4,877,413
Zhejiang Expressway Company Limited (Industrials, Transportation Infrastructure)	4,798,000	5,934,922

		126,754,457

Hong Kong: 2.75%
China Power International Development Limited (Utilities, Independent Power & Renewable Electricity Producers)	7,815,000	2,484,323
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	4,595,000	6,255,147
Li & Fung Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,196,000	3,625,026
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing)	4,772,500	4,820,583

		17,185,079

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2017

Security name	Shares	Value

India: 6.51%
Bharat Petroleum Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	847,594	$7,087,356
Bharti Infratel Limited (Telecommunication Services, Diversified Telecommunication Services)	924,210	6,308,963
Credit Analysis & Research Limited (Financials, Capital Markets)	125,348	2,910,119
HCL Technologies Limited (Information Technology, IT Services)	184,772	2,441,328
Hero Honda Motors Limited (Consumer Discretionary, Automobiles)	71,497	4,249,668
Infosys Technologies Limited (Information Technology, IT Services)	248,722	3,539,910
NTPC Limited (Utilities, Independent Power & Renewable Electricity Producers)	2,206,768	6,175,220
Vedanta Limited (Materials, Metals & Mining)	1,571,351	8,050,683

		40,763,247

Indonesia: 2.47%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	4,225,800	4,860,644
PT Cikarang Listrindo Tbk (Utilities, Independent Power & Renewable Electricity Producers)	19,732,900	1,593,182
PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail)	5,213,700	3,306,014
PT Telekomunikasi Indonesia Persero Tbk (Telecommunication Services, Diversified Telecommunication Services)	19,293,300	5,732,866

		15,492,706

Luxembourg: 0.98%
Ternium SA (Materials, Metals & Mining)	197,909	6,137,158

Malaysia: 2.04%
Bursa Malaysia Bhd (Financials, Diversified Financial Services)	1,144,100	2,699,790
Sime Darby Bhd (Industrials, Industrial Conglomerates)	1,791,100	3,892,316
Telecom Malaysia Bhd (Telecommunication Services, Diversified Telecommunication Services)	2,310,781	3,466,035
Tenaga Nasional Bhd (Utilities, Electric Utilities)	770,600	2,730,365

		12,788,506

Mexico: 1.86%
Grupo Financiero Banorte SAB de CV (Financials, Banks)	550,100	3,259,554
Grupo Financiero Santander SAB de CV Class B (Financials, Banks)	1,705,810	2,866,780
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	2,457,828	5,502,366

		11,628,700

Philippines: 1.06%
Semirara Mining and Power Corporation (Energy, Oil, Gas & Consumable Fuels)	8,093,080	6,662,584

Russia: 2.73%
LUKOIL PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	85,026	4,514,881
Magnitogorsk Iron & Steel Works (Materials, Metals & Mining) (a)	8,232,017	6,230,394
MegaFon PJSC (Telecommunication Services, Wireless Telecommunication Services) (a)	265,068	2,635,639
Sberbank of Russia ADR (Financials, Banks)	259,528	3,724,227

		17,105,141

Singapore: 2.00%
CapitaRetail China Trust (Real Estate, Equity REITs)	2,348,357	2,859,858
Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	121,600	3,513,920
Singapore Telecommunications Limited (Telecommunication Services, Diversified Telecommunication Services)	2,241,900	6,167,651

		12,541,429

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Emerging Markets Equity Income Fund	13

Security name	Shares	Value

South Africa: 3.75%
Barclays Africa Group Limited (Financials, Banks)	583,931	$5,787,788
Life Healthcare Group Holdings Limited (Health Care, Health Care Providers & Services)	1,610,449	2,984,264
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	656,049	5,696,624
Sanlam Limited (Financials, Insurance)	1,195,559	5,978,323
Sasol Limited (Materials, Chemicals)	103,433	3,026,231

		23,473,230

South Korea: 11.52%
Coway Company Limited (Consumer Discretionary, Household Durables)	49,789	4,324,068
Hana Financial Group Incorporated (Financials, Banks)	71,522	3,061,079
Hyundai Motor Company (Consumer Discretionary, Automobiles)	35,877	5,155,708
KB Financial Group Incorporated (Financials, Banks)	91,719	4,780,997
Korea Electric Power Corporation (Utilities, Electric Utilities)	170,250	5,956,888
Korea Reinsurance Company (Financials, Insurance)	526,323	5,261,586
S-Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	27,861	3,195,554
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	11,777	28,949,755
SK Innovation Company Limited (Energy, Oil, Gas & Consumable Fuels)	26,776	4,899,433
SK Telecom Company Limited ADR (Telecommunication Services, Wireless Telecommunication Services)	248,779	6,503,083

		72,088,151

Taiwan: 10.71%
Cathay Financial Holding Company Limited (Financials, Insurance)	2,224,000	3,672,316
Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,048,770	2,625,446
CTBC Financial Holding Company Limited (Financials, Banks)	4,611,130	2,950,805
CTCI Corporation (Industrials, Construction & Engineering)	1,497,000	2,320,488
Formosa Plastics Corporation (Materials, Chemicals)	975,000	2,970,954
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,735,630	10,159,007
Novatek Microelectronics Corporation Limited (Information Technology, Semiconductors & Semiconductor Equipment)	735,000	2,717,303
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	1,511,000	2,394,794
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,640,000	21,270,910
Teco Electric & Machinery Company Limited (Industrials, Electrical Equipment)	3,907,000	3,646,680
Uni-President Enterprises Corporation (Consumer Staples, Food Products)	2,108,000	4,403,389
United Microelectronics Corporation ADR (Information Technology, Semiconductors & Semiconductor Equipment)	3,049,477	7,928,640

		67,060,732

Thailand: 3.68%
Charoen Pokphand Food PCL (Consumer Staples, Food Products)	4,991,900	3,906,966
Intouch Holdings PCL (Telecommunication Services, Wireless Telecommunication Services)	1,724,500	3,010,867
Land & Houses PCL (Real Estate, Real Estate Management & Development)	22,327,000	7,325,837
Major Cineplex Group PCL (Consumer Discretionary, Media)	2,633,200	2,576,129
Thai Beverage PCL (Consumer Staples, Beverages)	8,678,900	6,239,690

		23,059,489

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2017

Security name			Shares	Value

Turkey: 1.02%
Tupras Turkiye Petrol Rafinerileri AS (Energy, Oil, Gas & Consumable Fuels)			91,812	$3,303,591
Turkcell Iletisim Hizmetleri AS (Telecommunication Services, Wireless Telecommunication Services)			825,740	3,084,376

				6,387,967

United Arab Emirates: 0.72%
Abu Dhabi Commercial Bank PJSC (Financials, Banks)			2,238,680	4,504,607

United Kingdom: 0.47%
United Company Rusal plc (Materials, Metals & Mining)			4,515,000	2,911,074

Total Common Stocks (Cost $462,046,254)				524,673,681

Exchange-Traded Funds: 1.51%

United States: 1.51%
iShares MSCI Emerging Markets ETF			205,000	9,471,287

Total Exchange-Traded Funds (Cost $9,471,287)				9,471,287

		Expiration date
Participation Notes: 7.68%

China: 7.68%
HSBC Bank plc (Huayu Automotive Systems Company Limited) (Consumer Discretionary, Auto Components) †(a)		8-9-2019	2,415,600	9,264,427
HSBC Bank plc (Inner Mongolia Yili Industrial Group Company Limited Class A) (Consumer Staples, Food Products) †(a)		3-30-2018	666,000	2,968,102
HSBC Bank plc (Inner Mongolia Yili Industrial Group Company Limited) (Consumer Staples, Food Products) †(a)		3-30-2018	320,377	1,427,795
HSBC Bank plc (Midea Group Company Limited Class A) (Consumer Discretionary, Household Durables) †(a)		3-30-2018	512,000	3,938,105
HSBC Bank plc (Ningbo Green Electric Appliance Company Limited) (Consumer Discretionary, Household Durables) †%%(a)		3-30-2018	640,772	4,111,973
UBS AG (Agricultural Bank of China Limited) (Financials, Banks) †(a)		3-28-2018	8,002,400	4,513,770
UBS AG (Baoshan Iron & Steel Company Limited) (Materials, Metals & Mining) †(a)		4-27-2018	4,107,461	4,751,338
UBS AG (Jiangsu Yanghe Brewery Joint-Stock Company Limited) (Consumer Staples, Beverages) †(a)		4-27-2018	228,371	3,796,885
UBS AG (Midea Group Company Limited Class A) (Consumer Discretionary, Household Durables) †(a)		11-26-2018	949,833	7,302,403
UBS AG (Poly Real Estate Group Company Limited) (Real Estate, Real Estate Management & Development) †(a)		3-13-2018	3,661,740	6,013,987

Total Participation Notes (Cost $36,712,314)				48,088,785

	Dividend yield
Preferred Stocks: 3.45%

Brazil: 3.45%
Banco Bradesco SA (Financials, Banks)	6.69%		663,830	7,037,454
Companhia de Saneamento do Parana (Utilities, Water Utilities)	16.24		1,353,920	4,490,579
Itausa Investimentos Itau SA (Financials, Banks)	13.79		3,139,888	10,059,006

Total Preferred Stocks (Cost $15,434,438)				21,587,039

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Emerging Markets Equity Income Fund	15

Security name	Yield	Shares	Value

Short-Term Investments: 6.15%

Investment Companies: 6.15%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.96%	38,470,174	$38,470,174

Total Short-Term Investments (Cost $38,470,174)			38,470,174

Total investments in securities (Cost $562,134,467)	102.60%	642,290,966
Other assets and liabilities, net	(2.60)	(16,259,156)

Total net assets	100.00%	$626,031,810

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

%%	The security is issued on a when-issued basis.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	21,137,527	305,859,304	288,526,657	38,470,174	$0	$0	$157,887	$38,470,174	6.15%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Markets Equity Income Fund	Statement of assets and liabilities—October 31, 2017

Assets
Investments in unaffiliated securities, at value (cost $523,664,293)	$603,820,792
Investments in affiliated securities, at value (cost $38,470,174)	38,470,174
Cash	555,355
Foreign currency, at value (cost $3,022,476)	3,023,867
Receivable for investments sold	1,064,295
Receivable for Fund shares sold	1,451,829
Receivable for dividends	437,070
Prepaid expenses and other assets	194,584

Total assets	649,017,966

Liabilities
Payable for investments purchased	21,313,141
Contingent tax liability	585,000
Management fee payable	515,868
Payable for Fund shares redeemed	492,719
Administration fees payable	65,199
Distribution fees payable	10,611
Trustees’ fees and expenses payable	3,618

Total liabilities	22,986,156

Total net assets	$626,031,810

NET ASSETS CONSIST OF
Paid-in capital	$569,781,790
Undistributed net investment income	824,494
Accumulated net realized losses on investments	(24,144,700)
Net unrealized gains on investments	79,570,226

Total net assets	$626,031,810

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$22,773,657
Shares outstanding – Class A1	1,949,969
Net asset value per share – Class A	$11.68
Maximum offering price per share – Class A2	$12.39
Net assets – Class C	$16,897,563
Shares outstanding – Class C1	1,453,265
Net asset value per share – Class C	$11.63
Net assets – Class R	$32,053
Shares outstanding – Class R1	2,738
Net asset value per share – Class R	$11.71
Net assets – Class R6	$57,764,742
Shares outstanding – Class R6[1]	4,939,471
Net asset value per share – Class R6	$11.69
Net assets – Administrator Class	$13,939,973
Shares outstanding – Administrator Class[1]	1,185,215
Net asset value per share – Administrator Class	$11.76
Net assets – Institutional Class	$514,623,822
Shares outstanding – Institutional Class[1]	43,974,706
Net asset value per share – Institutional Class	$11.70

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2017	Wells Fargo Emerging Markets Equity Income Fund	17

Investment income
Dividends (net of foreign withholding taxes of $2,093,130)	$17,949,613
Income from affiliated securities	157,887

Total investment income	18,107,500

Expenses
Management fee	5,477,136
Administration fees
Class A	46,078
Class C	30,327
Class R	62
Class R6	9,340
Administrator Class	18,870
Institutional Class	553,694
Shareholder servicing fees
Class A	54,854
Class C	36,104
Class R	73
Administrator Class	33,977
Distribution fees
Class C	108,313
Class R	73
Custody and accounting fees	281,607
Professional fees	50,038
Registration fees	163,334
Shareholder report expenses	98,685
Trustees’ fees and expenses	23,747
Other fees and expenses	20,171

Total expenses	7,006,483
Less: Fee waivers and/or expense reimbursements	(496,388)

Net expenses	6,510,095

Net investment income	11,597,405

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(3,694,499)
Forward foreign currency contract transactions	58,200

Net realized losses on investments	(3,636,299)
Net change in unrealized gains (losses) on investments	62,981,538

Net realized and unrealized gains (losses) on investments	59,345,239

Net increase in net assets resulting from operations	$70,942,644

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Markets Equity Income Fund	Statement of changes in net assets

	Year ended October 31, 2017		Year ended October 31, 2016

Operations
Net investment income		$11,597,405		$8,427,369
Net realized losses on investments		(3,636,299)		(12,750,447)
Net change in unrealized gains (losses) on investments		62,981,538		27,078,980

Net increase in net assets resulting from operations		70,942,644		22,755,902

Distributions to shareholders from
Net investment income
Class A		(390,251)		(520,415)
Class C		(158,747)		(196,473)
Class R		(467)		(512)
Class R6		(855,755)		(62,106)
Administrator Class		(225,230)		(1,092,920)
Institutional Class		(9,529,261)		(6,378,435)

Total distributions to shareholders		(11,159,711)		(8,250,861)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,340,340	14,361,130	1,710,525	16,669,000
Class C	485,274	5,275,730	735,242	7,145,583
Class R6	4,641,082	50,565,308	280,056	2,733,901
Administrator Class	420,223	4,491,827	3,295,035	31,905,381
Institutional Class	25,669,078	273,448,732	42,218,845	417,403,734

		348,142,727		475,857,599

Reinvestment of distributions
Class A	34,360	371,140	50,509	495,441
Class C	12,373	135,828	16,592	161,956
Class R	37	406	52	512
Class R6	75,780	855,656	6,334	62,106
Administrator Class	19,897	220,679	110,594	1,087,476
Institutional Class	786,082	8,603,349	526,646	5,191,655

		10,187,058		6,999,146

Payment for shares redeemed
Class A	(1,999,905)	(21,197,128)	(1,479,305)	(14,314,963)
Class C	(346,875)	(3,692,327)	(474,574)	(4,639,504)
Class R6	(29,306)	(331,724)	(37,131)	(356,931)
Administrator Class	(4,195,059)	(40,979,767)	(2,859,314)	(27,376,015)
Institutional Class	(23,935,891)	(246,056,781)	(14,607,459)	(140,452,239)

		(312,257,727)		(187,139,652)

Net increase in net assets resulting from capital share transactions		46,072,058		295,717,093

Total increase in net assets		105,854,991		310,222,134

Net assets
Beginning of period		520,176,819		209,954,685

End of period		$626,031,810		$520,176,819

Undistributed net investment income		$824,494		$407,795

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.27	$9.97	$11.33	$11.79	$11.17
Net investment income	0.18 [1]	0.23 [1]	0.20	0.33	0.31
Net realized and unrealized gains (losses) on investments	1.43	0.29	(1.36)	(0.11)	0.88

Total from investment operations	1.61	0.52	(1.16)	0.22	1.19
Distributions to shareholders from
Net investment income	(0.20)	(0.22)	(0.20)	(0.31)	(0.34)
Net realized gains	0.00	0.00	0.00	(0.37)	(0.23)

Total distributions to shareholders	(0.20)	(0.22)	(0.20)	(0.68)	(0.57)
Net asset value, end of period	$11.68	$10.27	$9.97	$11.33	$11.79
Total return[2]	15.79%	5.29%	(10.34)%	2.05%	10.94%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.79%	1.89%	2.09%	2.88%
Net expenses	1.63%	1.65%	1.65%	1.65%	1.65%
Net investment income	1.72%	2.34%	2.22%	3.12%	2.64%
Supplemental data
Portfolio turnover rate	80%	64%	84%	91%	85%
Net assets, end of period (000s omitted)	$22,774	$26,459	$22,866	$14,010	$8,658

[1]	Calculated based upon average shares outstanding.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.23	$9.94	$11.32	$11.79	$11.16
Net investment income	0.13	0.16 [1]	0.14	0.23	0.22
Net realized and unrealized gains (losses) on investments	1.39	0.28	(1.38)	(0.08)	0.89

Total from investment operations	1.52	0.44	(1.24)	0.15	1.11
Distributions to shareholders from
Net investment income	(0.12)	(0.15)	(0.14)	(0.25)	(0.25)
Net realized gains	0.00	0.00	0.00	(0.37)	(0.23)

Total distributions to shareholders	(0.12)	(0.15)	(0.14)	(0.62)	(0.48)
Net asset value, end of period	$11.63	$10.23	$9.94	$11.32	$11.79
Total return[2]	14.91%	4.53%	(10.95)%	1.27%	10.11%
Ratios to average net assets (annualized)
Gross expenses	2.42%	2.54%	2.64%	2.83%	3.81%
Net expenses	2.38%	2.40%	2.40%	2.40%	2.40%
Net investment income	1.18%	1.62%	1.45%	2.17%	1.80%
Supplemental data
Portfolio turnover rate	80%	64%	84%	91%	85%
Net assets, end of period (000s omitted)	$16,898	$13,327	$10,190	$6,390	$2,028

[1]	Calculated based upon average shares outstanding.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2017	2016	2015[1]
Net asset value, beginning of period	$10.30	$9.99	$9.44
Net investment income (loss)	0.18	0.20 [2]	(0.01)[2]
Net realized and unrealized gains (losses) on investments	1.40	0.30	0.56

Total from investment operations	1.58	0.50	0.55
Distributions to shareholders from
Net investment income	(0.17)	(0.19)	(0.00)[3]
Net asset value, end of period	$11.71	$10.30	$9.99
Total return[4]	15.39%	5.13%	5.87%
Ratios to average net assets (annualized)
Gross expenses	1.91%	2.04%	2.10%
Net expenses	1.87%	1.90%	1.90%
Net investment income (loss)	1.69%	2.08%	(0.90)%
Supplemental data
Portfolio turnover rate	80%	64%	84%
Net assets, end of period (000s omitted)	$32	$28	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2017	2016	2015[1]
Net asset value, beginning of period	$10.29	$9.97	$9.42
Net investment income (loss)	0.33 [2]	0.30 [2]	(0.00)[2,3]
Net realized and unrealized gains (losses) on investments	1.32	0.27	0.56

Total from investment operations	1.65	0.57	0.56
Distributions to shareholders from
Net investment income	(0.25)	(0.25)	(0.01)
Net asset value, end of period	$11.69	$10.29	$9.97
Total return[4]	16.25%	5.90%	5.91%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.36%	1.40%
Net expenses	1.17%	1.20%	1.20%
Net investment income (loss)	2.96%	3.05%	(0.19)%
Supplemental data
Portfolio turnover rate	80%	64%	84%
Net assets, end of period (000s omitted)	$57,765	$2,592	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding.

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.32	$10.00	$11.35	$11.80	$11.17
Net investment income	0.18 [1]	0.25 [1]	0.23	0.33 [1]	0.32
Net realized and unrealized gains (losses) on investments	1.46	0.29	(1.37)	(0.08)	0.89

Total from investment operations	1.64	0.54	(1.14)	0.25	1.21
Distributions to shareholders from
Net investment income	(0.20)	(0.22)	(0.21)	(0.33)	(0.35)
Net realized gains	0.00	0.00	0.00	(0.37)	(0.23)

Total distributions to shareholders	(0.20)	(0.22)	(0.21)	(0.70)	(0.58)
Net asset value, end of period	$11.76	$10.32	$10.00	$11.35	$11.80
Total return	15.99%	5.56%	(10.12)%	2.30%	11.13%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.71%	1.76%	1.91%	2.94%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.73%	2.54%	2.38%	2.89%	2.70%
Supplemental data
Portfolio turnover rate	80%	64%	84%	91%	85%
Net assets, end of period (000s omitted)	$13,940	$50,970	$43,928	$52,896	$13,527

[1]	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.30	$9.98	$11.34	$11.79	$11.17
Net investment income	0.25	0.27 [1]	0.25 [1]	0.35	0.34
Net realized and unrealized gains (losses) on investments	1.39	0.30	(1.36)	(0.07)	0.89

Total from investment operations	1.64	0.57	(1.11)	0.28	1.23
Distributions to shareholders from
Net investment income	(0.24)	(0.25)	(0.25)	(0.36)	(0.38)
Net realized gains	0.00	0.00	0.00	(0.37)	(0.23)

Total distributions to shareholders	(0.24)	(0.25)	(0.25)	(0.73)	(0.61)
Net asset value, end of period	$11.70	$10.30	$9.98	$11.34	$11.79
Total return	16.11%	5.84%	(9.95)%	2.52%	11.32%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.45%	1.51%	1.62%	2.74%
Net expenses	1.23%	1.25%	1.25%	1.25%	1.25%
Net investment income	2.32%	2.75%	2.41%	3.69%	2.88%
Supplemental data
Portfolio turnover rate	80%	64%	84%	91%	85%
Net assets, end of period (000s omitted)	$514,624	$426,801	$132,918	$35,114	$6,077

[1]	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

26	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	27

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2017, the aggregate cost of all investments for federal income tax purposes was $565,401,347 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$85,871,660
Gross unrealized losses	(8,985,340)
Net unrealized gains	$76,886,320

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(20,995)	$20,995

As of October 31, 2017 the Fund had capital loss carryforwards which consist of $12,684,027 in short-term capital losses and $9,118,727 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Argentina	$5,998,577	$0	$0	$5,998,577
Brazil	39,294,757	0	0	39,294,757
Cayman Islands	6,463,455	0	0	6,463,455
Chile	6,372,635	0	0	6,372,635
China	126,754,457	0	0	126,754,457
Hong Kong	17,185,079	0	0	17,185,079
India	40,763,247	0	0	40,763,247
Indonesia	15,492,706	0	0	15,492,706
Luxembourg	6,137,158	0	0	6,137,158
Malaysia	12,788,506	0	0	12,788,506
Mexico	11,628,700	0	0	11,628,700
Philippines	6,662,584	0	0	6,662,584
Russia	8,239,108	8,866,033	0	17,105,141
Singapore	12,541,429	0	0	12,541,429
South Africa	23,473,230	0	0	23,473,230
South Korea	72,088,151	0	0	72,088,151
Taiwan	67,060,732	0	0	67,060,732
Thailand	23,059,489	0	0	23,059,489
Turkey	6,387,967	0	0	6,387,967
United Arab Emirates	4,504,607	0	0	4,504,607
United Kingdom	2,911,074	0	0	2,911,074

Exchange-traded funds
United States	9,471,287	0	0	9,471,287

Participation notes
China	0	48,088,785	0	48,088,785

Preferred stocks
Brazil	21,587,039	0	0	21,587,039

Short-term investments
Investment companies	38,470,174	0	0	38,470,174
Total assets	$585,336,148	$56,954,818	$0	$642,290,966
The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.05% and declining to 0.945% as the average daily net assets of the Fund increase. Prior to March 1, 2017, Funds Management received a fee at an annual rate which started at 1.15% and declined to 0.955% as the average daily net assets of the Fund increased. For the year ended October 31, 2017, the management fee was equivalent to an annual rate of 1.08% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	29

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.62% for Class A shares, 2.37% for Class C shares, 1.87% for Class R shares, 1.17% for Class R6 shares, 1.45% for Administrator Class shares and 1.22% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to March 1, 2017, the Fund’s expenses were capped at 1.65% for Class A shares, 2.40% for Class C shares, 1.90% for Class R shares, 1.20% for Class R6 shares, 1.45% for Administrator Class shares, and 1.25% for Institutional Class shares.

Out-of-pocket reimbursements

During the year ended October 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $373 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $2,063 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2017, Funds Distributor received $22,825 from the sale of Class A shares and $939 in contingent deferred sales charges from redemptions of Class C shares, respectively. No contingent deferred sales charges were incurred by Class A shares for the year ended October 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

30	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2017 were $432,764,392 and $391,934,290, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2017, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $62,935 in forward foreign currency contracts to buy during the year ended October 31, 2017.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended October 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $11,159,711 and $8,250,861 of ordinary income for the years ended October 31, 2017 and October 31, 2016, respectively.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,163,627	$76,889,147	$(21,802,754)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	31

11. SUBSEQUENT DISTRIBUTIONS

On November 24, 2017, the Fund declared distributions from net investment income to shareholders of record on November 22, 2017. The per share amounts payable on November 27, 2017 were as follows:

Net investment income
Class A	$0.00661
Class C	0.00000
Class R	0.00389
Class R6	0.01107
Administrator Class	0.00740
Institutional Class	0.01002

These distributions are not reflected in the accompanying financial statements.

32	Wells Fargo Emerging Markets Equity Income Fund	Report of independent registered public accountig firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Emerging Markets Equity Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Emerging Markets Equity Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2017

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	33

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $11,031,469 of income dividends paid during the fiscal year ended October 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2017, $94,200 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2017. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, effective 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, from 1998 to 2017; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, effective 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee, since 1996; Chairman, effective 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman will become Chair Liaison effective January 1, 2018.

***	Peter Gordon will retire on December 31, 2017.

****	Olivia Mitchell will become Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny will become Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each will become a Trustee effective January 1, 2018.

36	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	37

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Emerging Markets Equity Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark

38	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the three-year period under review, but lower than the average performance of the Universe for the one-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI Emerging Markets Index (Net), for the three-year period under review, but lower than its benchmark for the one-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the expense Groups for the Fund’s Class A and Class R6, but higher than the sum of these average rates for the Fund’s Class R, Administrator Class, and Institutional Class. However, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	39

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

40	Wells Fargo Emerging Markets Equity Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

307201 12-17 A262/AR262 10-17

Annual Report

October 31, 2017

Wells Fargo Global Small Cap Fund

(formerly known as Wells Fargo Global Opportunities Fund)

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Global Small Cap Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Global Small Cap Fund for the 12-month period that ended October 31, 2017. Effective April 1, 2017, the Fund changed its name from Wells Fargo Global Opportunities Fund to Wells Fargo Global Small Cap Fund. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 23.63% and 23.64%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.90% and the Bloomberg Barclays Municipal Bond Index4 returned 2.19% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the last two months of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory in November, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s amended rule for money market funds, which included the possibility of liquidity fees and redemption gates and, for institutional prime and municipal money market funds, floating net asset values (NAVs). Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Global Small Cap Fund	3

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds that accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, financial markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. Corporate earnings reports were favorable overall as companies continued to benefit from healthy operating leverage. Global commodity prices climbed during the quarter. Oil prices rebounded, partly due to a better balance between supply and demand. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective. Reflecting continued confidence in the U.S. economy, the Fed also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which has led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. Also, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

Positive economic and market news continued into October.

October proved to be a strong month for U.S. stocks. The S&P 500 Index delivered 11 record closes amid rising consumer confidence and signs the economy was continuing to gain momentum, including news in late October that economic output was estimated to have grown at a 3.0% annual rate in the third quarter. At its October meeting, the Fed, in a unanimous vote, left short-term interest rates unchanged but signaled it could make another rate increase before the end of 2017 if the economy remains on track. The Fed also began the process of unwinding its quantitative easing program. Outside the U.S., international stocks generally delivered positive results in October as global economic growth continued to strengthen.

4	Wells Fargo Global Small Cap Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Global Small Cap Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Oleg Makhorine

Robert Rifkin, CFA®

James M. Tringas, CFA®, CPA

Bryant VanCronkhite, CFA®, CPA

Average annual total returns (%) as of October 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKGAX)	3-16-1988	19.60	11.99	4.52	26.90	13.32	5.14	1.56	1.56
Class C (EKGCX)	2-1-1993	24.95	12.48	4.35	25.95	12.48	4.35	2.31	2.31
Administrator Class (EKGYX)	1-13-1997	–	–	–	27.04	13.49	5.33	1.48	1.41
Institutional Class (EKGIX)	7-30-2010	–	–	–	27.38	13.78	5.53	1.23	1.16
S&P Developed SmallCap Index[4]	–	–	–	–	25.95	13.56	5.73	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Global Small Cap Fund	7

Growth of $10,000 investment as of October 31, 2017[5]

[1]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 28, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at 1.55% for Class A, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The S&P Developed SmallCap Index is a free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Developed SmallCap Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Global Small Cap Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the S&P Developed SmallCap Index, for the 12-month period that ended October 31, 2017.

∎	Stock selection in the information technology (IT), consumer discretionary, and industrials sectors contributed to relative performance.

∎	These gains were partly offset by an overweight to the consumer staples sector and stock selection in the health care sector.

∎	Geographically, security selection in the U.S., Europe, and the U.K. were all positive contributors.

∎	The Fund’s cash position negatively affected relative performance.

The 25.95% return of the S&P Developed SmallCap Index over the period was a reflection of solid global economic growth across geographies and a belief that newly elected governments in the U.S. and several European nations would advance probusiness agendas. Energy was the weakest sector as investors showed a lack of confidence in global oil prices.

As our process dictates, security selection drove the Fund’s outperformance. As bottom-up investors, we evaluate how these global macroeconomic events might affect the Fund’s holdings but we do not derive our security selection from macroeconomic bets. We aim to use market volatility opportunistically, and we will seek to use any future volatility to the advantage of our bottom-up stock-selection process.

Ten largest holdings (%) as of October 31, 2017[6]
Nomad Foods Limited	2.04
Novanta Incorporated	1.92
Denny’s Corporation	1.80
CSW Industrials Incorporated	1.75
WD-40 Company	1.68
Aeon Delight Company Limited	1.60
Douglas Dynamics Incorporated	1.59
Belden Incorporated	1.54
Gerresheimer AG	1.52
Westwood Holdings Group Incorporated	1.51

Stock selection in IT, consumer discretionary, and industrials contributed to relative performance.

In the IT sector, Novanta Incorporated contributed to performance. Novanta is a U.S.-based manufacturer of photonic and motion control components. We were attracted to its strategy to diversify into the higher margin and more stable medical end markets via strategic capital redeployment. This strategy has been rewarded via strong financial performance and expansion of stock-price multiples.

In the consumer discretionary sector, Great Canadian Gaming Corporation was a significant contributor to performance. The company is the largest casino operator in Canada. We are attracted to Great Canadian’s strong operating history and its under-leveraged balance sheet that we believe has ample opportunity to deploy capital. The company was part of a partnership that was awarded the GTA Gaming Bundle by Ontario Lottery and Gaming Corporation, expanding Great Canadian’s portfolio of casinos. With three more Ontario bundles still to be awarded, we see further opportunity for Great Canadian to deploy capital that could result in further upside from current levels.

Within the industrials sector, Korn/Ferry International, a U.S.-based provider of talent management solutions worldwide, contributed to performance. Our initial investment thesis was based on the breadth and scale of Korn/Ferry’s services, strong employer and candidate relationships, and a flexible balance sheet. The company reported upbeat results throughout the year, which it attributed partly to its late-2015 acquisition of Hay Group. Our analysis suggested that the acquisition would increase the company’s global scale and help mitigate cyclical concerns associated with the executive search business, all of which proved to be beneficial for the stock’s performance.

An overweight to the consumer staples sector detracted from relative performance. Although the sector was up over 11%, that result lagged the broader index’s 25.95% return. Equity investors preferred the more cyclical sectors in a very strong year for global small-cap stocks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Global Small Cap Fund	9

Stock selection within the health care sector detracted from relative performance. Ireland-based biopharmaceutical company Horizon Pharma plc detracted from performance. The company’s disappointing results were driven by weakness in its primary care business and an unfavorable mix of higher rebates and lower product volumes. We were attracted to steps the company had taken to transform itself into an orphan drug company through key acquisitions; however, poor execution in the company’s primary care business left it with significantly less financial flexibility than desired. As a result, we chose to exit our position.

Given the strong market returns, the Fund’s cash position negatively affected relative performance. The Fund attempts to always be fully invested, but the cash needed for daily liquidity acted as a drag on performance during the year.

Sector distribution as of October 31, 2017[7]

Country allocation as of October 31, 2017[7]

Our investment philosophy focuses on company-specific factors rather than on headline-dominating macroeconomic events.

As we look toward the end of 2017 and beyond, we see numerous market forces at play that could bring higher volatility, which reached historical lows during the 12-month period that ended October 31, 2017. Equity valuations continue to move higher across geographies and at times can become dislocated from individual company fundamentals. Another question facing investors over the next 6 to 12 months is about the potential effects of reductions in stimulus measures among European and U.S. central banks. We are not experts in forecasting macro or political events; however, we believe it always is prudent to protect downside risks.

We believe our fundamental analysis, risk management, and active investment process are well-suited to take advantage of new opportunities as the equity market evolves. While volatility may increase, the strong balance sheets and stable cash flow of the companies in our portfolio should support consistent long-term performance.

Please see footnotes on page 7.

10	Wells Fargo Global Small Cap Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2017	Ending account value 10-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,111.89	$8.16	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.47	$7.80	1.53%
Class C
Actual	$1,000.00	$1,107.64	$12.13	2.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.70	$11.59	2.28%
Administrator Class
Actual	$1,000.00	$1,112.46	$7.45	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$1,114.02	$6.13	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2017	Wells Fargo Global Small Cap Fund	11

Security name	Shares	Value

Common Stocks: 93.13%

Australia: 2.01%
Ansell Limited (Health Care, Health Care Equipment & Supplies)	180,609	$3,317,498
Domino’s Pizza Enterprises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure) «	34,188	1,219,064
Inghams Group Limited (Consumer Staples, Food Products) «	247,416	672,227

		5,208,789

Austria: 0.57%
Mayr-Melnhof Karton AG (Materials, Containers & Packaging)	10,231	1,486,122

Canada: 7.89%
Colliers International Group (Real Estate, Real Estate Management & Development)	28,553	1,673,430
Cott Corporation (Consumer Staples, Beverages)	145,935	2,187,724
Great Canadian Gaming Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure) †	77,622	1,844,733
Intertape Polymer Group Incorporated (Materials, Containers & Packaging)	76,000	1,121,649
Maple Leaf Foods Incorporated (Consumer Staples, Food Products)	65,725	1,704,642
MTY Food Group Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	50,294	1,985,484
Mullen Group Limited (Energy, Energy Equipment & Services)	118,591	1,556,271
Novanta Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	105,005	4,966,737
Parex Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) †	96,736	1,286,714
Source Energy Services Limited (Energy, Energy Equipment & Services) †	125,000	838,113
Western Forest Products Incorporated (Materials, Paper & Forest Products)	612,717	1,244,337

		20,409,834

Finland: 0.63%
Metsa Board OYJ (Materials, Paper & Forest Products)	221,157	1,641,005

France: 2.42%
ALTEN SA (Information Technology, IT Services)	30,325	2,654,603
M6 Metropole Television SA (Consumer Discretionary, Media)	95,389	2,205,610
Vicat SA (Materials, Construction Materials)	18,014	1,393,521

		6,253,734

Germany: 5.80%
Cancom SE (Information Technology, IT Services)	21,140	1,559,250
Gerresheimer AG (Health Care, Life Sciences Tools & Services)	49,388	3,925,819
Krones AG (Industrials, Machinery)	12,478	1,577,773
Nemetschek SE (Information Technology, Software)	18,484	1,649,927
SMA Solar Technology AG (Information Technology, Semiconductors & Semiconductor Equipment) «	37,302	1,729,141
TAG Immobilien AG (Real Estate, Real Estate Management & Development)	137,371	2,362,644
TLG Immobilien AG (Real Estate, Real Estate Management & Development)	95,108	2,201,328

		15,005,882

Hong Kong: 1.03%
Sunlight REIT (Real Estate, Equity REITs)	3,949,000	2,677,751

Ireland: 0.05%
Greencore Group plc (Consumer Staples, Food Products)	47,566	121,801

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Small Cap Fund	Portfolio of investments—October 31, 2017

Security name	Shares	Value

Israel: 0.72%
Orbotech Limited (Information Technology, Electronic Equipment, Instruments & Components) †	41,476	$1,854,807

Japan: 10.95%
Aeon Delight Company Limited (Industrials, Commercial Services & Supplies)	111,400	4,144,250
DTS Corporation (Information Technology, IT Services)	91,400	2,729,018
Ezaki Glico Company Limited (Consumer Staples, Food Products)	34,400	1,902,959
Fuji Seal International Incorporated (Materials, Containers & Packaging)	50,400	1,646,682
Meitec Corporation (Industrials, Professional Services)	59,400	2,888,897
Musashi Seimitsu Industry Company Limited (Consumer Discretionary, Auto Components)	37,600	1,188,796
Nihon Parkerizing Company Limited (Materials, Chemicals)	170,100	2,763,069
ORIX JREIT Incorporated (Real Estate, Equity REITs)	2,577	3,537,837
OSG Corporation (Industrials, Machinery) «	60,400	1,300,376
San-A Company Limited (Consumer Staples, Food & Staples Retailing)	37,700	1,727,426
Ship Healthcare Holdings Incorporated (Health Care, Health Care Providers & Services)	52,100	1,619,748
Sumitomo Warehouse Company Limited (Industrials, Transportation Infrastructure)	202,000	1,378,585
Taikisha Limited (Industrials, Construction & Engineering)	51,500	1,490,128

		28,317,771

Netherlands: 0.43%
Frank’s International NV (Energy, Energy Equipment & Services) «	169,100	1,117,751

Norway: 0.61%
SpareBank 1 SMN (Financials, Banks)	152,925	1,586,728

Spain: 2.77%
Almirall SA (Health Care, Pharmaceuticals) «	123,533	1,195,787
Merlin Properties Socimi SA (Real Estate, Equity REITs)	159,945	2,110,913
Prosegur Compania de Seguridad SA (Industrials, Commercial Services & Supplies)	184,827	1,410,186
Viscofan SA (Consumer Staples, Food Products)	40,261	2,437,758

		7,154,644

Sweden: 0.91%
Hexpol AB (Materials, Chemicals)	130,395	1,319,269
Rezidor Hotel Group AB (Consumer Discretionary, Hotels, Restaurants & Leisure)	286,112	1,025,289

		2,344,558

Switzerland: 0.78%
Bucher Industries AG (Industrials, Machinery)	3,611	1,413,417
OC Oerlikon Corporation AG (Information Technology, Electronic Equipment, Instruments & Components)	37,940	608,470

		2,021,887

United Kingdom: 11.33%
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	94,712	1,479,311
Britvic plc (Consumer Staples, Beverages)	261,789	2,632,052
Consort Medical plc (Health Care, Health Care Equipment & Supplies)	45,055	664,222
Domino’s Pizza Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	552,574	2,463,706
Elementis plc (Materials, Chemicals)	478,366	1,806,277
Hikma Pharmaceuticals plc (Health Care, Pharmaceuticals) «	54,646	844,809
Hunting plc (Energy, Energy Equipment & Services) †	199,757	1,388,884

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Global Small Cap Fund	13

Security name	Shares	Value

United Kingdom (continued)
Jupiter Fund Management plc (Financials, Capital Markets)	215,564	$1,702,061
Lancashire Holdings Limited (Financials, Insurance)	248,808	2,483,364
Mears Group plc (Industrials, Commercial Services & Supplies)	259,794	1,563,918
NCC Group plc (Information Technology, IT Services) «	895,060	2,734,180
Nomad Foods Limited (Consumer Staples, Food Products) †	349,924	5,283,852
OM Asset Management plc (Financials, Capital Markets)	138,500	2,116,280
Playtech plc (Information Technology, Software)	35,543	464,511
Savills plc (Real Estate, Real Estate Management & Development)	136,225	1,688,051

		29,315,478

United States: 44.23%
ACI Worldwide Incorporated (Information Technology, Software) †	154,200	3,713,136
ALLETE Incorporated (Utilities, Electric Utilities)	26,400	2,068,440
AMN Healthcare Services Incorporated (Health Care, Health Care Providers & Services) †	67,100	2,945,690
Analogic Corporation (Health Care, Health Care Equipment & Supplies)	35,654	2,863,016
AptarGroup Incorporated (Materials, Containers & Packaging)	43,500	3,787,545
Aspen Insurance Holdings Limited (Financials, Insurance)	75,800	3,251,820
Atkore International Incorporated (Industrials, Electrical Equipment) †	68,500	1,322,735
Belden Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	49,700	3,971,527
Berkshire Hills Bancorp Incorporated (Financials, Banks)	80,838	3,096,095
Cambrex Corporation (Health Care, Life Sciences Tools & Services) †	36,700	1,587,275
Casey’s General Stores Incorporated (Consumer Staples, Food & Staples Retailing)	22,300	2,554,911
Compass Minerals International Incorporated (Materials, Metals & Mining) «	51,400	3,371,840
CSW Industrials Incorporated (Industrials, Building Products) †	92,500	4,537,125
Denny’s Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure) †	356,800	4,663,376
Douglas Dynamics Incorporated (Industrials, Machinery)	98,042	4,112,862
Forward Air Corporation (Industrials, Air Freight & Logistics)	63,000	3,618,720
GCP Applied Technologies Incorporated (Materials, Chemicals) †	102,675	3,003,244
Gibraltar Industries Incorporated (Industrials, Building Products) †	70,200	2,334,150
Haemonetics Corporation (Health Care, Health Care Equipment & Supplies) †	82,176	3,908,291
Helen of Troy Limited (Consumer Discretionary, Household Durables) †	40,400	3,753,160
Horace Mann Educators Corporation (Financials, Insurance)	49,400	2,163,720
Hostess Brands Incorporated (Consumer Staples, Food Products) †	184,800	2,130,744
Innoviva Incorporated (Health Care, Pharmaceuticals) «†	241,608	2,957,282
Invacare Corporation (Health Care, Health Care Equipment & Supplies) «	57,500	891,250
Keane Group Incorporated (Energy, Energy Equipment & Services) «†	91,474	1,412,359
KMG Chemicals Incorporated (Materials, Chemicals)	42,823	2,360,832
Korn/Ferry International (Industrials, Professional Services)	81,600	3,413,328
Manhattan Associates Incorporated (Information Technology, Software) †	35,100	1,469,286
MGE Energy Incorporated (Utilities, Electric Utilities)	24,900	1,644,645
NCR Corporation (Information Technology, Technology Hardware, Storage & Peripherals) †	60,800	1,951,072
Prestige Brands Holdings Incorporated (Health Care, Pharmaceuticals) †	42,000	1,969,800
Quanex Building Products Corporation (Industrials, Building Products)	162,008	3,556,076
Ryder System Incorporated (Industrials, Road & Rail)	22,000	1,783,760
Schweitzer-Mauduit International Incorporated (Materials, Paper & Forest Products)	54,018	2,281,180
Smart Sand Incorporated (Energy, Energy Equipment & Services) «†	66,000	474,540
South Jersey Industries Incorporated (Utilities, Gas Utilities)	51,100	1,735,867
Spectrum Brands Holdings Incorporated (Consumer Staples, Household Products) «	21,000	2,308,320
Thermon Group Holdings Incorporated (Industrials, Electrical Equipment) †	99,000	2,129,490

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Small Cap Fund	Portfolio of investments—October 31, 2017

Security name		Shares	Value

United States (continued)
TreeHouse Foods Incorporated (Consumer Staples, Food Products) †		29,200	$1,938,296
WD-40 Company (Consumer Staples, Household Products)		39,200	4,345,320
Weingarten Realty Investors (Real Estate, Equity REITs)		57,300	1,744,785
Westwood Holdings Group Incorporated (Financials, Capital Markets)		60,350	3,916,715
WPX Energy Incorporated (Energy, Oil, Gas & Consumable Fuels) †		122,900	1,386,312

			114,429,937

Total Common Stocks (Cost $193,497,286)			240,948,479

	Yield
Short-Term Investments: 13.19%

Investment Companies: 13.19%
Securities Lending Cash Investment LLC (l)(r)(u)	1.26%	17,584,369	17,586,128
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.96	16,552,450	16,552,450

Total Short-Term Investments (Cost $34,138,578)			34,138,578

Total investments in securities (Cost $227,635,864)	106.32%	275,087,057
Other assets and liabilities, net	(6.32)	(16,358,004)

Total net assets	100.00%	$258,729,054

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Invesstments
Investment companies
Securities Lending Cash Investment LLC	10,081,201	138,721,407	131,218,239	17,584,369	$0	$(790)	$345,631	$17,586,128
Wells Fargo Government Money Market Fund Select Class	11,290,784	122,431,947	117,170,281	16,552,450	0	0	75,202	16,552,450

					$0	$(790)	$420,833	$34,138,578	13.19%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2017	Wells Fargo Global Small Cap Fund	15

Assets
Investments in unaffiliated securities (including $17,050,001 of securities loaned), at value (cost $193,497,286)	$240,948,479
Investments in affiliated securities, at value (cost $34,138,578)	34,138,578
Foreign currency, at value (cost $178,027)	179,519
Receivable for investments sold	856,369
Receivable for Fund shares sold	2,150,381
Receivable for dividends	299,569
Receivable for securities lending income	32,950
Prepaid expenses and other assets	91,427

Total assets	278,697,272

Liabilities
Payable upon receipt of securities loaned	17,584,992
Payable for investments purchased	1,301,438
Payable for Fund shares redeemed	677,128
Management fee payable	205,680
Administration fees payable	41,139
Distribution fees payable	20,086
Accrued expenses and other liabilities	137,755

Total liabilities	19,968,218

Total net assets	$258,729,054

NET ASSETS CONSIST OF
Paid-in capital	$183,021,949
Undistributed net investment income	1,427,489
Accumulated net realized gains on investments	26,829,811
Net unrealized gains on investments	47,449,805

Total net assets	$258,729,054

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$155,828,169
Shares outstanding – Class A1	3,401,764
Net asset value per share – Class A	$45.81
Maximum offering price per share – Class A2	$48.60
Net assets – Class C	$31,486,637
Shares outstanding – Class C1	935,749
Net asset value per share – Class C	$33.65
Net assets – Administrator Class	$30,327,295
Shares outstanding – Administrator Class[1]	634,686
Net asset value per share – Administrator Class	$47.78
Net assets – Institutional Class	$41,086,953
Shares outstanding – Institutional Class[1]	861,723
Net asset value per share – Institutional Class	$47.68

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Global Small Cap Fund	Statement of operations—year ended October 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $207,338)	$4,562,777
Securities lending income from affiliates, net	345,631
Income from affiliated securities	75,202

Total investment income	4,983,610

Expenses
Management fee	2,281,465
Administration fees
Class A	307,073
Class B	796	[1]
Class C	68,867
Administrator Class	36,763
Institutional Class	42,221
Shareholder servicing fees
Class A	365,563
Class B	947	[1]
Class C	81,984
Administrator Class	70,240
Distribution fees
Class B	2,841	[1]
Class C	245,954
Custody and accounting fees	90,971
Professional fees	71,431
Registration fees	63,703
Shareholder report expenses	45,939
Trustees’ fees and expenses	19,823
Other fees and expenses	18,688

Total expenses	3,815,269
Less: Fee waivers and/or expense reimbursements	(38,625)

Net expenses	3,776,644

Net investment income	1,206,966

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	28,955,130
Forward foreign currency contract transactions	(2,014)

Net realized gains on investments	28,953,116

Net change in unrealized gains (losses) on:
Unaffiliated securities	26,444,423
Affiiliated securities	(790)

Net change in unrealized gains (losses) on investments	26,443,633

Net realized and unrealized gains (losses) on investments	55,396,749

Net increase in net assets resulting from operations	$56,603,715

[1]	For the period from November 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Global Small Cap Fund	17

	Year ended October 31, 2017		Year ended October 31, 2016

Operations
Net investment income		$1,206,966		$1,424,127
Net realized gains on investments		28,953,116		14,082,086
Net change in unrealized gains (losses) on investments		26,443,633		2,225,625

Net increase in net assets resulting from operations		56,603,715		17,731,838

Distributions to shareholders from
Net investment income
Class A		(1,253,803)		(886,928)
Class C		(83,983)		0
Administrator Class		(242,326)		(231,280)
Institutional Class		(251,541)		(115,938)
Net realized gains
Class A		(8,370,890)		(6,414,005)
Class B		(64,415)[1]		(179,734)
Class C		(2,630,739)		(1,977,317)
Administrator Class		(1,441,791)		(1,289,238)
Institutional Class		(1,098,674)		(426,341)

Total distributions to shareholders		(15,438,162)		(11,520,781)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	498,285	20,496,273	287,344	10,463,647
Class B	0 [1]	0 [1]	67	1,865
Class C	85,049	2,534,837	44,683	1,201,168
Administrator Class	169,243	7,216,769	164,556	6,297,087
Institutional Class	864,023	36,105,981	146,823	5,639,061

		66,353,860		23,602,828

Reinvestment of distributions
Class A	229,395	8,959,763	196,310	6,790,837
Class B	2,242 [1]	64,035 [1]	6,892	177,539
Class C	79,166	2,276,848	63,376	1,643,340
Administrator Class	39,320	1,601,354	41,455	1,492,072
Institutional Class	30,428	1,235,167	11,643	418,957

		14,137,167		10,522,745

Payment for shares redeemed
Class A	(921,309)	(37,540,409)	(963,819)	(34,320,655)
Class B	(33,102)[1]	(985,857)[1]	(125,178)	(3,309,009)
Class C	(362,621)	(11,022,329)	(249,405)	(6,823,638)
Administrator Class	(341,822)	(14,495,540)	(259,890)	(9,801,894)
Institutional Class	(345,420)	(14,803,205)	(114,180)	(4,457,864)

		(78,847,340)		(58,713,060)

Net increase (decrease) in net assets resulting from capital share transactions		1,643,687		(24,587,487)

Total increase (decrease) in net assets		42,809,240		(18,376,430)

Net assets
Beginning of period		215,919,814		234,296,244

End of period		$258,729,054		$215,919,814

Undistributed net investment income		$1,427,489		$1,823,994

[1]	For the period from November 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Global Small Cap Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$38.61	$37.23	$43.26	$42.68	$33.17
Net investment income	0.21 [1]	0.26 [1]	0.10 [1]	0.03 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	9.68	2.92	0.64	0.86	9.58

Total from investment operations	9.89	3.18	0.74	0.89	9.74
Distributions to shareholders from
Net investment income	(0.34)	(0.21)	(0.03)	(0.31)	(0.23)
Net realized gains	(2.35)	(1.59)	(6.74)	0.00	0.00

Total distributions to shareholders	(2.69)	(1.80)	(6.77)	(0.31)	(0.23)
Net asset value, end of period	$45.81	$38.61	$37.23	$43.26	$42.68
Total return[2]	26.90%	9.12%	2.12%	2.07%	29.50%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.55%	1.57%	1.57%	1.59%
Net expenses	1.54%	1.55%	1.55%	1.55%	1.55%
Net investment income	0.52%	0.73%	0.27%	0.06%	0.43%
Supplemental data
Portfolio turnover rate	70%	70%	42%	66%	59%
Net assets, end of period (000s omitted)	$155,828	$138,805	$151,740	$167,166	$181,764

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Small Cap Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$28.98	$28.39	$34.80	$34.36	$26.73
Net investment loss	(0.06)[1]	(0.01)[1]	(0.14)[1]	(0.24)[1]	(0.09)[1]
Net realized and unrealized gains (losses) on investments	7.15	2.19	0.47	0.69	7.72

Total from investment operations	7.09	2.18	0.33	0.45	7.63
Distributions to shareholders from
Net investment income	(0.07)	0.00	0.00	(0.01)	0.00
Net realized gains	(2.35)	(1.59)	(6.74)	0.00	0.00

Total distributions to shareholders	(2.42)	(1.59)	(6.74)	(0.01)	0.00
Net asset value, end of period	$33.65	$28.98	$28.39	$34.80	$34.36
Total return[2]	25.95%	8.31%	1.34%	1.32%	28.54%
Ratios to average net assets (annualized)
Gross expenses	2.29%	2.30%	2.32%	2.32%	2.34%
Net expenses	2.29%	2.30%	2.30%	2.30%	2.30%
Net investment loss	(0.20)%	(0.02)%	(0.48)%	(0.69)%	(0.31)%
Supplemental data
Portfolio turnover rate	70%	70%	42%	66%	59%
Net assets, end of period (000s omitted)	$31,487	$32,863	$36,215	$41,792	$44,618

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Global Small Cap Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$40.15	$38.65	$44.60	$44.00	$34.21
Net investment income	0.29 [1]	0.41	0.16 [1]	0.09	0.22 [1]
Net realized and unrealized gains (losses) on investments	10.07	2.95	0.66	0.90	9.86

Total from investment operations	10.36	3.36	0.82	0.99	10.08
Distributions to shareholders from
Net investment income	(0.38)	(0.27)	(0.03)	(0.39)	(0.29)
Net realized gains	(2.35)	(1.59)	(6.74)	0.00	0.00

Total distributions to shareholders	(2.73)	(1.86)	(6.77)	(0.39)	(0.29)
Net asset value, end of period	$47.78	$40.15	$38.65	$44.60	$44.00
Total return	27.04%	9.30%	2.27%	2.22%	29.73%
Ratios to average net assets (annualized)
Gross expenses	1.46%	1.47%	1.43%	1.41%	1.42%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income	0.68%	0.90%	0.41%	0.22%	0.58%
Supplemental data
Portfolio turnover rate	70%	70%	42%	66%	59%
Net assets, end of period (000s omitted)	$30,327	$30,832	$31,765	$53,966	$52,461

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Small Cap Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$40.08	$38.63	$44.67	$44.05	$34.25
Net investment income	0.38	0.45	0.20	0.15	0.32 [1]
Net realized and unrealized gains (losses) on investments	10.06	3.00	0.72	0.96	9.86

Total from investment operations	10.44	3.45	0.92	1.11	10.18
Distributions to shareholders from
Net investment income	(0.49)	(0.41)	(0.22)	(0.49)	(0.38)
Net realized gains	(2.35)	(1.59)	(6.74)	0.00	0.00

Total distributions to shareholders	(2.84)	(2.00)	(6.96)	(0.49)	(0.38)
Net asset value, end of period	$47.68	$40.08	$38.63	$44.67	$44.05
Total return	27.38%	9.56%	2.53%	2.48%	30.06%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.22%	1.18%	1.14%	1.16%
Net expenses	1.15%	1.15%	1.15%	1.14%	1.15%
Net investment income	1.01%	1.20%	0.66%	0.47%	0.83%
Supplemental data
Portfolio turnover rate	70%	70%	42%	66%	59%
Net assets, end of period (000s omitted)	$41,087	$12,531	$10,369	$5,284	$2,151

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Global Small Cap Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Small Cap Fund (formerly, Wells Fargo Global Opportunities Fund) (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes

Notes to financial statements	Wells Fargo Global Small Cap Fund	23

are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

24	Wells Fargo Global Small Cap Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2017, the aggregate cost of all investments for federal income tax purposes was $229,840,606 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$49,341,412
Gross unrealized losses	(4,094,961)
Net unrealized gains	$45,246,451

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications is due to passive foreign investment companies. At October 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$228,182	$(228,182)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Global Small Cap Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$5,208,789	$0	$0	$5,208,789
Austria	1,486,122	0	0	1,486,122
Canada	20,409,834	0	0	20,409,834
Finland	1,641,005	0	0	1,641,005
France	6,253,734	0	0	6,253,734
Germany	15,005,882	0	0	15,005,882
Hong Kong	2,677,751	0	0	2,677,751
Ireland	121,801	0	0	121,801
Israel	1,854,807	0	0	1,854,807
Japan	28,317,771	0	0	28,317,771
Netherlands	1,117,751	0	0	1,117,751
Norway	1,586,728	0	0	1,586,728
Spain	7,154,644	0	0	7,154,644
Sweden	2,344,558	0	0	2,344,558
Switzerland	2,021,887	0	0	2,021,887
United Kingdom	29,315,478	0	0	29,315,478
United States	114,429,937	0	0	114,429,937

Short-term investments
Investment companies	16,552,450	0	0	16,552,450
Investments measured at net asset value*				17,586,128
Total assets	$257,500,929	$0	$0	$275,087,057

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $17,586,128 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.95% and declining to 0.83% as the average daily net assets of the Fund increase. For the year ended October 31, 2017, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

26	Wells Fargo Global Small Cap Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class C shares, 1.40% for Administrator Class shares, and 1.15% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Out-of-pocket reimbursements

During the year ended October 31, 2017 State Street Bank and Trust Company (“State Street’), the Fund’s custodian, reimbursed the Fund $24,532 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $14,545 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2017, Funds Distributor received $8,466 from the sale of Class A shares and $148 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for year ended October 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $32,404,800 in interfund purchases during the year ended October 31, 2017.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2017 were $155,348,221 and $166,291,300, respectively.

Notes to financial statements	Wells Fargo Global Small Cap Fund	27

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended October 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	Year ended October 31
	2017	2016
Ordinary income	$4,472,432	$1,234,146
Long-term capital gain	10,965,730	10,286,635

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$8,131,821	$22,337,704	$45,245,192

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTIONS

On December 13, 2017, the Fund declared distributions from capital gains to shareholders of record on December 12, 2017. The per share amounts payable on December 14, 2017 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$1.15230	$3.84356
Class C	1.15230	3.84356
Administrator Class	1.15230	3.84356
Institutional Class	1.15230	3.84356

These distributions are not reflected in the accompanying financial statements.

28	Wells Fargo Global Small Cap Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Global Small Cap Fund (formerly known as Wells Fargo Global Opportunities Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Global Small Cap Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2017

Other information (unaudited)	Wells Fargo Global Small Cap Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 27.64% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $10,965,730 was designated as a 20% rate gain distribution for the fiscal year ended October 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $4,103,535 of income dividends paid during the fiscal year ended October 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2017, $9,525 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended October 31, 2017, $2,640,779 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Global Small Cap Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, effective 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, from 1998 to 2017; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Global Small Cap Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, effective 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee, since 1996; Chairman, effective 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman will become Chair Liaison effective January 1, 2018.

***	Peter Gordon will retire on December 31, 2017.

****	Olivia Mitchell will become Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny will become Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each will become a Trustee effective January 1, 2018.

32	Wells Fargo Global Small Cap Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Global Small Cap Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Global Small Cap Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that it had approved changes to the Fund’s principal investment strategy, which became effective on or about April 1, 2017.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34	Wells Fargo Global Small Cap Fund	Other information (unaudited)

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all the periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the S&P Developed SmallCap Index, for all the periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Other information (unaudited)	Wells Fargo Global Small Cap Fund	35

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Global Small Cap Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

307202 12-17 A239/AR239 10-17

Annual Report

October 31, 2017

Wells Fargo International Equity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Equity Fund for the 12-month period that ended October 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 23.63% and 23.64%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.90% and the Bloomberg Barclays Municipal Bond Index4 returned 2.19% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the last two months of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory in November, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s amended rule for money market funds, which included the possibility of liquidity fees and redemption gates and, for institutional prime and municipal money market funds, floating net asset values (NAVs). Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo International Equity Fund	3

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds that accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, financial markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. Corporate earnings reports were favorable overall as companies continued to benefit from healthy operating leverage. Global commodity prices climbed during the quarter. Oil prices rebounded, partly due to a better balance between supply and demand. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective. Reflecting continued confidence in the U.S. economy, the Fed also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which has led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. Also, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

Positive economic and market news continued into October.

October proved to be a strong month for U.S. stocks. The S&P 500 Index delivered 11 record closes amid rising consumer confidence and signs the economy was continuing to gain momentum, including news in late October that economic output was estimated to have grown at a 3.0% annual rate in the third quarter. At its October meeting, the Fed, in a unanimous vote, left short-term interest rates unchanged but signaled it could make another rate increase before the end of 2017 if the economy remains on track. The Fed also began the process of unwinding its quantitative easing program. Outside the U.S., international stocks generally delivered positive results in October as global economic growth continued to strengthen.

4	Wells Fargo International Equity Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dale A. Winner, CFA®

Venkateshwar Lal‡

Average annual total returns (%) as of October 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFEAX)	1-20-1998	17.68	8.19	0.05	24.91	9.49	0.64	1.43	1.15
Class C (WFEFX)	3-6-1998	22.91	8.67	(0.11)	23.91	8.67	(0.11)	2.18	1.90
Class R (WFERX)	10-10-2003	–	–	–	24.47	9.20	0.38	1.68	1.40
Class R6 (WFEHX)	9-30-2015	–	–	–	25.30	9.75	0.83	1.00	0.85
Administrator Class (WFEDX)	7-16-2010	–	–	–	24.84	9.49	0.71	1.35	1.15
Institutional Class (WFENX)	3-9-1998	–	–	–	25.21	9.76	0.89	1.10	0.90
MSCI ACWI ex USA Index (Net)[4]	–	–	–	–	23.64	7.29	0.92	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Equity Fund	7

Growth of $10,000 investment as of October 31, 2017[5]

‡	Mr. Lal became a portfolio manager of the Fund on June 30, 2017.

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 28, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at 1.14% for Cass A, 1.89% for Class C, 1.39% for Class R, 0.84% for Class R6, 1.14% for Administrator Class, and 0.89% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the Unites States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI ACWI ex USA Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the MSCI ACWI ex USA Index (Net) for the 12-month period that ended October 31, 2017.

∎	Financials, industrials, health care, and information technology stocks were notable positive contributors to performance. Consumer, commodities, and telecommunication services stocks were relative performance laggards.

∎	The Fund remained mainly overweight stocks in Europe (including overweights to Germany, the Netherlands, Italy, and Norway but underweights to Spain, Switzerland, and France) and underweight stocks in Asia on a regional basis (including underweights to Japan, Australia, and Taiwan but overweights to Hong Kong/China, South Korea, and Malaysia).

Emerging and developed international markets outperformed versus U.S. equities.

Over the past year, we have witnessed a strong period for international equity market returns, with emerging markets as well as developed markets showing continued positive performance and outperformance versus domestic U.S. equities. We continued to find attractive stocks benefiting from a combination of self-help restructuring, targeted structural reforms, and reflationary public policies.

This past year’s market performance was underpinned by signs of a synchronized economic recovery in developed and international economies. In late August, the Organization for Economic Co-operation and Development (OECD) announced that each of the 45 countries whose economies the OECD tracks were on target to grow this year, a rare coincident recovery that has been evident in only three prior periods of time in the past 50 years. In addition, during the past quarter, Brent crude-oil prices appreciated approximately 30% from their second-quarter lows, reflecting some stabilization in a key commodity market metric that had registered a disinflationary shock to commodity-dependent economies and overall reflationary sentiment among global investors as oil had depreciated by more than 60% during its mid-2014 to early-2016 descent.

Ten largest holdings (%) as of October 31, 2017[6]
Hitachi Limited	3.63
Eni SpA	3.59
Den Norske Bank ASA	3.58
Compagnie de Saint-Gobain SA	3.39
Vodafone Group plc	3.39
NN Group NV	3.28
Siemens AG	3.24
UniCredit SpA	3.22
Novartis AG	3.21
Nomura Holdings Incorporated	2.91

Sector distribution as of October 31, 2017[7]

We continued to see strong earnings announcements from an increasing breadth of European, Japanese, and emerging markets corporate issuers that have positively surprised market expectations through concerted revitalization of depressed earnings and profitability. Based on fundamental stock picking, the Fund’s strategy continues to have notable concentrated exposures, led by positions in the financial services (insurers and diversified financials), industrials (self-help cyclicals with catalysts for progress), and telecommunication services (developed markets and especially emerging markets) sectors as top sector weights in several developed and emerging markets.

From a currency perspective, the Fund has limited currency hedges in place as the period closed, consisting of partial hedges of British sterling stock exposures and minor remaining hedges of euro-denominated positions.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Equity Fund	9

Country allocation as of October 31, 2017[7]

Absolute and relative performance was driven by strong gains across Europe, Asia, and the Americas.

Top positive international country performance contributors included Germany (Rheinmetall AG, Bayer AG, Siemens AG), the U.K. (Man Group plc, Smiths Group plc), Japan (Hitachi, Limited; Mitsubishi UFJ Financial Group, Incorporated; Nomura Holdings, Incorporated), the Netherlands (NN Group N.V., Koninklijke Philips N.V.), South Korea (SK Telecom Company, Limited; Hana Financial Group, Incorporated), Canada (Lundin Mining Corporation), and China (Kweichow Moutai Company, Limited). These gains outweighed losses from holdings in lagging contribution countries: Brazil (JBS S.A.*), South Africa (Sasol Limited, a South African integrated oil firm),

Denmark (Novo Nordisk A/S), Hong Kong (Xinyi Solar Holdings Limited*, Xtep International Holdings Limited*, China Mobile Limited*), and Italy (UniCredit S.p.A.).

The year’s sector performance reflected strong stock selection across several sectors. The financial services sector overweight had a number of top performers, ranging from asset managers (Man Group) to diversified financials (Hana Financial, Mitsubishi UFJ, and Nomura), insurers (NN Group, Zurich Insurance Group Limited), and banks (CIMB Group Holdings Berhad and DnB ASA*). DnB, a bank domiciled in oil-sensitive Norway and the Fund’s largest average position weight last quarter, delivered strong results, both from its self-help cost-cutting as well as from the underlying recovery in its cyclically sensitive, commodity-loan exposures. Industrials sector performers included a number of self-help restructuring companies, such as Compagnie de Saint-Gobain S.A., Rheinmetall, Siemens, and Sensata Technologies Holding N.V. As a new 2017 holding, Sensata appreciated after deleveraging its balance sheet and digesting two acquisitions accretive to earnings. In the health care sector, both Bayer and Philips were positive performers; in the case of Philips, the company’s ongoing transformation from a diversified industrial to a medical technology company has progressed with material earnings improvements.

On the other hand, there were some underperforming holdings over the course of last year, notably in the consumer and commodities-related sectors. Consumer stocks accounted for sector weakness in parts of Asia (Coca-Cola Bottlers Japan*, Xtep International*, and Xinyi Glass Holdings Limited), Europe (METRO AG and Reckitt Benckiser Group plc*), and Latin America (JBS). A smaller position weight in particular—JBS—suffered earlier in the year as it became embroiled in controversy surrounding Brazil’s political leadership; we exited that holding in the second quarter. Stocks in commodity-related sectors also underperformed, including energy holdings (Frontline Securities Limited, a Norwegian shipper, and Cosan S.A., a Brazilian ethanol producer) and energy stocks (Sasol).

Investing internationally is supported by valuations, earning power, operating leverage, and public policies.

We remain excited about the bottom-up stock opportunities we continue to find internationally and remain constructive of the overall investment climate—especially as we have passed a traditionally weak season of equity market performance and this summer’s inflation soft patch, investor economic and earnings expectations globally appear to have become more realistic, and prospects of some form of U.S. fiscal/tax policy stimulus (or at least reform) have appeared on the horizon.

Longer term, the case for investing internationally also remains supported by the confluence of historically extremely cheap absolute and relative valuations, potentially strong earnings power and operating leverage, and relatively supportive public policies outside the U.S. We expect total return outperformance is most likely to be realized from companies engaged in self-help restructuring, taking advantage of targeted structural reforms and benefiting from a backdrop of reflationary public policies, including still-accommodative central banks, at a time of well-diversified and synchronized global recovery, as indicated by rising international Purchasing Managers’ Index readings and cheap equity valuations relative to bonds. Some elements driving potentially sustained global recovery recently have become evident, including incremental progress toward tax reforms in the U.S., greater fiscal policy coordination between the European Union’s Franco-German core, the strongest Tankan survey of business enterprises in Japan, and surprisingly firm Producer Price Index indications from China.

Our value-focused and risk-conscious investment philosophy continues to guide our stock selection and portfolio management as we seek to assemble the most attractive collection of concentrated global equity investments—each representing nonconsensus undervalued opportunities whose total return derives from combinations of value rerating with self-help catalysts, sustainable earnings growth, and dividend yields supported by strong balance sheets and cash flows. We expect to continue to use inherent market volatility in the years to come, fueled by the prevalence of macro risks in each region of the globe, to continue to search for opportunities capturing dislocations when equity valuations stray from company fundamentals.

Please see footnotes on page 7.

10	Wells Fargo International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2017	Ending account value 10-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,111.75	$6.07	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Class C
Actual	$1,000.00	$1,107.08	$10.04	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60	1.89%
Class R
Actual	$1,000.00	$1,110.38	$7.39	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.07	1.39%
Class R6
Actual	$1,000.00	$1,113.50	$4.47	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Administrator Class
Actual	$1,000.00	$1,112.05	$6.07	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Institutional Class
Actual	$1,000.00	$1,112.96	$4.74	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2017	Wells Fargo International Equity Fund	11

Security name	Shares	Value

Common Stocks: 91.27%

Brazil: 2.71%
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	1,466,709	$12,745,701

Canada: 2.26%
Lundin Mining Corporation (Materials, Metals & Mining)	1,391,645	10,614,516

China: 6.98%
China Everbright Limited (Financials, Capital Markets)	2,054,000	4,870,792
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	1,080,000	10,846,515
Hollysys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	451,098	10,127,150
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	1,935,000	1,535,321
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	2,096,400	5,414,728

		32,794,506

Denmark: 0.31%
Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	29,200	1,452,629

France: 5.67%
Compagnie de Saint-Gobain SA (Industrials, Building Products)	271,745	15,941,057
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	653,237	10,717,598

		26,658,655

Germany: 13.87%
Bayer AG (Health Care, Pharmaceuticals)	104,197	13,557,456
Ceconomy AG (Consumer Discretionary, Specialty Retail)	358,829	4,681,396
Metro AG (Consumer Staples, Food & Staples Retailing) †	358,829	6,852,811
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	38,423	8,595,584
Rheinmetall AG (Industrials, Industrial Conglomerates)	66,449	7,837,062
SAP SE (Information Technology, Software)	74,269	8,448,782
Siemens AG (Industrials, Industrial Conglomerates)	106,893	15,252,997

		65,226,088

Hong Kong: 1.39%
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	6,766,000	6,547,966

Italy: 7.12%
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	1,030,965	16,860,904
Prysmian SpA (Industrials, Electrical Equipment)	43,799	1,510,170
UniCredit SpA (Financials, Banks) †	789,848	15,116,488

		33,487,562

Japan: 9.64%
Daiwa Securities Group Incorporated (Financials, Capital Markets)	1,032,000	6,405,016
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,161,000	17,047,773
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	1,217,400	8,163,823
Nomura Holdings Incorporated (Financials, Capital Markets)	2,401,000	13,700,091

		45,316,703

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Equity Fund	Portfolio of investments—October 31, 2017

Security name		Shares	Value

Malaysia: 2.86%
CIMB Group Holdings Bhd (Financials, Banks)		9,255,563	$13,423,682

Netherlands: 10.79%
Koninklijke Philips NV (Industrials, Industrial Conglomerates)		318,132	12,953,481
NN Group NV (Financials, Insurance)		367,983	15,414,068
OCI NV (Materials, Chemicals) «†		379,273	8,997,175
Sensata Technologies Holding NV (Industrials, Electrical Equipment) †		273,186	13,361,527

			50,726,251

Norway: 3.58%
Den Norske Bank ASA (Financials, Banks)		873,997	16,852,905

Russia: 1.50%
Mobile TeleSystems PJSC ADR (Telecommunication Services, Wireless Telecommunication Services)		665,509	7,061,050

South Africa: 2.32%
Sasol Limited (Materials, Chemicals)		372,724	10,905,118

South Korea: 5.27%
Hana Financial Group Incorporated (Financials, Banks)		212,530	9,096,098
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A		2,644	3,260,052
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)		52,630	12,401,767

			24,757,917

Switzerland: 3.70%
Novartis AG (Health Care, Pharmaceuticals)		183,331	15,105,306
Zurich Insurance Group AG (Financials, Insurance)		7,506	2,290,961

			17,396,267

United Kingdom: 8.76%
Man Group plc (Financials, Capital Markets)		3,888,750	9,999,137
Smiths Group plc (Industrials, Industrial Conglomerates)		221,180	4,614,973
United Business Media plc (Consumer Discretionary, Media)		1,136,931	10,622,955
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		5,566,458	15,939,504

			41,176,569

United States: 2.54%
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)		33,432	5,651,345
Tapestry Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		153,491	6,285,456

			11,936,801

Total Common Stocks (Cost $350,113,519)			429,080,886

	Expiration date
Participation Notes: 1.42%

China: 1.42%
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) 144A†(a)	2-19-2019	47,806	4,455,938
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †(a)	12-4-2024	23,731	2,211,937

Total Participation Notes (Cost $2,038,877)			6,667,875

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo International Equity Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 7.37%

Investment Companies: 7.37%
Securities Lending Cash Investment LLC (l)(r)(u)	1.26%	2,149,231	$2,149,446
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.96	32,495,353	32,495,353

Total Short-Term Investments (Cost $34,644,784)			34,644,799

Total investments in securities (Cost $386,797,180)	100.06%	470,393,560
Other assets and liabilities, net	(0.06)	(298,078)

Total net assets	100.00%	$470,095,482

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty¤¤	Settlement date	Unrealized gains	Unrealized losses
24,461,954 USD	18,474,600 GBP	Morgan Stanley	12-12-2017	$0	$(104,105)
25,936,617 USD	21,925,000 EUR	Goldman Sachs	1-30-2018	262,354	0

¤¤	Transactions can only be closed with the originating counterparty.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment companies
Securities Lending Cash Investment LLC	3,155,666	132,499,452	133,505,887	2,149,231	$291	$(292)	$191,923	$2,149,446
Wells Fargo Government Money Market Fund Select Class	38,856,450	221,840,934	228,202,031	32,495,353	0	0	214,920	32,495,353

					$291	$(292)	$406,843	$34,644,799	7.37%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Equity Fund	Statement of assets and liabilities—October 31, 2017

Assets
Investments in unaffiliated securities (including $2,081,087 of securities loaned), at value (cost $352,152,396)	$435,748,761
Investments in affiliated securities, at value (cost $34,644,784)	34,644,799
Foreign currency, at value (cost $69,235)	70,279
Receivable for investments sold	1,249,948
Receivable for Fund shares sold	1,048,734
Receivable for dividends	1,639,990
Receivable for securities lending income	4,557
Unrealized gains on forward foreign currency contracts	262,354
Prepaid expenses and other assets	10,003

Total assets	474,679,425

Liabilities
Payable upon receipt of securities loaned	2,149,140
Payable for Fund shares redeemed	1,222,444
Cash collateral due to broker	602,000
Management fee payable	243,066
Unrealized losses on forward foreign currency contracts	104,105
Administration fees payable	54,420
Distribution fees payable	18,639
Trustees’ fees and expenses payable	1,346
Accrued expenses and other liabilities	188,783

Total liabilities	4,583,943

Total net assets	$470,095,482

NET ASSETS CONSIST OF
Paid-in capital	$386,112,624
Undistributed net investment income	16,241,700
Accumulated net realized losses on investments	(16,029,662)
Net unrealized gains on investments	83,770,820

Total net assets	$470,095,482

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$109,655,002
Shares outstanding – Class A1	8,165,975
Net asset value per share – Class A	$13.43
Maximum offering price per share – Class A2	$14.25
Net assets – Class C	$28,919,484
Shares outstanding – Class C1	2,202,447
Net asset value per share – Class C	$13.13
Net assets – Class R	$1,995,660
Shares outstanding – Class R1	146,909
Net asset value per share – Class R	$13.58
Net assets – Class R6	$74,405,100
Shares outstanding – Class R6[1]	5,537,501
Net asset value per share – Class R6	$13.44
Net assets – Administrator Class	$18,173,742
Shares outstanding – Administrator Class[1]	1,376,824
Net asset value per share – Administrator Class	$13.20
Net assets – Institutional Class	$236,946,494
Shares outstanding – Institutional Class[1]	17,682,263
Net asset value per share – Institutional Class	$13.40

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2017	Wells Fargo International Equity Fund	15

Investment income
Dividends (net of foreign withholding taxes of $1,333,361)	$12,903,594
Income from affiliated securities	406,843

Total investment income	13,310,437

Expenses
Management fee	3,568,342
Administration fees
Class A	227,630
Class B	617	[1]
Class C	56,771
Class R	4,052
Class R6	12,800
Administrator Class	26,945
Institutional Class	274,756
Shareholder servicing fees
Class A	270,988
Class B	735	[1]
Class C	67,584
Class R	4,824
Administrator Class	51,493
Distribution fees
Class B	2,205	[1]
Class C	202,752
Class R	4,824
Custody and accounting fees	173,436
Professional fees	83,091
Registration fees	192,162
Shareholder report expenses	95,688
Trustees’ fees and expenses	21,475
Other fees and expenses	25,508

Total expenses	5,368,678
Less: Fee waivers and/or expense reimbursements	(1,113,962)

Net expenses	4,254,716

Net investment income	9,055,721

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	21,276,002
Affiliated securities	291
Forward foreign currency contract transactions	749,869

Net realized gains on investments	22,026,162

Net change in unrealized gains (losses) on:
Unaffiliated securities	61,635,047
Affiiliated securities	(292)
Forward foreign currency contract transactions	(1,062,785)

Net change in unrealized gains (losses) on investments	60,571,970

Net realized and unrealized gains (losses) on investments	82,598,132

Net increase in net assets resulting from operations	$91,653,853

[1]	For the period from November 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Equity Fund	Statement of changes in net assets

	Year ended October 31, 2017		Year ended October 31, 2016

Operations
Net investment income		$9,055,721		$8,536,868
Net realized gains (losses) on investments		22,026,162		(24,356,272)
Net change in unrealized gains (losses) on investments		60,571,970		(1,641,199)

Net increase (decrease) in net assets resulting from operations		91,653,853		(17,460,603)

Distributions to shareholders from
Net investment income
Class A		(3,419,346)		(1,980,548)
Class B		(8,853)[1]		(4,737)
Class C		(543,400)		(292,082)
Class R		(49,858)		(24,021)
Class R6		(681,611)		(338)
Administrator Class		(583,495)		(731,926)
Institutional Class		(6,175,331)		(3,153,699)

Total distributions to shareholders		(11,461,894)		(6,187,351)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,631,046	19,984,132	3,672,410	40,169,639
Class B	0 [1]	0 [1]	815	8,671
Class C	398,900	4,843,542	998,881	10,835,255
Class R	34,029	414,621	72,262	801,881
Class R6	5,473,610	65,619,194	51	541
Administrator Class	659,302	7,618,280	2,805,944	30,263,453
Institutional Class	10,000,651	119,901,457	9,957,611	108,139,415

		218,381,226		190,218,855

Reinvestment of distributions
Class A	289,214	3,207,383	167,795	1,860,967
Class B	801 [1]	8,812 [1]	431	4,689
Class C	43,293	472,331	23,355	254,804
Class R	1,205	13,541	822	9,244
Class R6	61,573	681,611	30	338
Administrator Class	53,401	582,070	67,082	731,191
Institutional Class	436,449	4,818,398	230,119	2,542,811

		9,784,146		5,404,044

Payment for shares redeemed
Class A	(4,793,391)	(56,593,909)	(5,436,299)	(57,973,044)
Class B	(88,742)[1]	(1,021,023)[1]	(148,673)	(1,557,542)
Class C	(782,261)	(9,154,193)	(1,053,145)	(11,165,445)
Class R	(69,529)	(831,199)	(76,036)	(818,347)
Class R6	(59)	(691)	0	0
Administrator Class	(2,647,963)	(29,828,261)	(4,192,576)	(44,163,215)
Institutional Class	(9,276,734)	(112,265,403)	(10,441,636)	(109,679,342)

		(209,694,679)		(225,356,935)

Net increase (decrease) in net assets resulting from capital share transactions		18,470,693		(29,734,036)

Total increase (decrease) in net assets		98,662,652		(53,381,990)

Net assets
Beginning of period		371,432,830		424,814,820

End of period		$470,095,482		$371,432,830

Undistributed net investment income		$16,241,700		$10,190,249

[1]	For the period from November 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.07	$11.53	$11.28	$11.98	$9.77
Net investment income	0.22	0.22	0.18 [1]	0.37 [1]	0.21
Net realized and unrealized gains (losses) on investments	2.47	(0.54)	0.57	(0.81)	2.27

Total from investment operations	2.69	(0.32)	0.75	(0.44)	2.48
Distributions to shareholders from
Net investment income	(0.33)	(0.14)	(0.50)	(0.26)	(0.27)
Net asset value, end of period	$13.43	$11.07	$11.53	$11.28	$11.98
Total return[2]	24.91%	(2.76)%	6.85%	(3.77)%	25.99%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.47%	1.53%	1.53%	1.56%
Net expenses	1.14%	1.12%	1.09%	1.09%	1.09%
Net investment income	1.82%	2.04%	1.50%	3.14%	2.03%
Supplemental data
Portfolio turnover rate	59%	65%	27%	32%	38%
Net assets, end of period (000s omitted)	$109,655	$122,248	$145,654	$97,640	$115,821

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.82	$11.30	$11.06	$11.75	$9.58
Net investment income	0.14	0.14	0.08 [1]	0.27 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	2.40	(0.53)	0.57	(0.79)	2.22

Total from investment operations	2.54	(0.39)	0.65	(0.52)	2.36
Distributions to shareholders from
Net investment income	(0.23)	(0.09)	(0.41)	(0.17)	(0.19)
Net asset value, end of period	$13.13	$10.82	$11.30	$11.06	$11.75
Total return[2]	23.91%	(3.43)%	6.03%	(4.49)%	25.05%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.22%	2.28%	2.28%	2.31%
Net expenses	1.89%	1.87%	1.84%	1.84%	1.84%
Net investment income	1.26%	1.33%	0.72%	2.37%	1.30%
Supplemental data
Portfolio turnover rate	59%	65%	27%	32%	38%
Net assets, end of period (000s omitted)	$28,919	$27,508	$29,080	$16,346	$16,997

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.20	$11.66	$11.40	$11.96	$9.75
Net investment income	0.20 [1]	0.19 [1]	0.15 [1]	0.32 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	2.48	(0.53)	0.57	(0.79)	2.27

Total from investment operations	2.68	(0.34)	0.72	(0.47)	2.45
Distributions to shareholders from
Net investment income	(0.30)	(0.12)	(0.46)	(0.09)	(0.24)
Net asset value, end of period	$13.58	$11.20	$11.66	$11.40	$11.96
Total return	24.47%	(2.94)%	6.53%	(4.00)%	25.68%
Ratios to average net assets (annualized)
Gross expenses	1.72%	1.72%	1.78%	1.78%	1.81%
Net expenses	1.39%	1.37%	1.34%	1.34%	1.34%
Net investment income	1.66%	1.77%	1.23%	2.71%	1.72%
Supplemental data
Portfolio turnover rate	59%	65%	27%	32%	38%
Net assets, end of period (000s omitted)	$1,996	$2,029	$2,147	$1,576	$2,234

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2017	2016	2015[1]
Net asset value, beginning of period	$11.06	$11.49	$10.89
Net investment income	0.45 [2]	0.24	0.00 [3]
Net realized and unrealized gains (losses) on investments	2.27	(0.52)	0.60

Total from investment operations	2.72	(0.28)	0.60
Distributions to shareholders from
Net investment income	(0.34)	(0.15)	0.00
Net asset value, end of period	$13.44	$11.06	$11.49
Total return[4]	25.30%	(2.46)%	5.51%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.04%	1.05%
Net expenses	0.84%	0.85%	0.88%
Net investment income	3.55%	2.31%	0.23%
Supplemental data
Portfolio turnover rate	59%	65%	27%
Net assets, end of period (000s omitted)	$74,405	$26	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.88	$11.33	$11.09	$11.79	$9.62
Net investment income	0.21 [1]	0.22	0.17 [1]	0.37 [1]	0.22
Net realized and unrealized gains (losses) on investments	2.43	(0.53)	0.57	(0.80)	2.22

Total from investment operations	2.64	(0.31)	0.74	(0.43)	2.44
Distributions to shareholders from
Net investment income	(0.32)	(0.14)	(0.50)	(0.27)	(0.27)
Net asset value, end of period	$13.20	$10.88	$11.33	$11.09	$11.79
Total return	24.84%	(2.71)%	6.89%	(3.82)%	26.00%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.38%	1.40%	1.37%	1.37%
Net expenses	1.14%	1.12%	1.09%	1.09%	1.09%
Net investment income	1.79%	1.93%	1.44%	3.21%	2.08%
Supplemental data
Portfolio turnover rate	59%	65%	27%	32%	38%
Net assets, end of period (000s omitted)	$18,174	$36,032	$52,469	$12,962	$3,955

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.05	$11.49	$11.25	$11.96	$9.76
Net investment income	0.28 [1]	0.23	0.19 [1]	0.37 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	2.43	(0.52)	0.58	(0.77)	2.26

Total from investment operations	2.71	(0.29)	0.77	(0.40)	2.50
Distributions to shareholders from
Net investment income	(0.36)	(0.15)	(0.53)	(0.31)	(0.30)
Net asset value, end of period	$13.40	$11.05	$11.49	$11.25	$11.96
Total return	25.21%	(2.48)%	7.07%	(3.53)%	26.31%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.14%	1.15%	1.10%	1.13%
Net expenses	0.89%	0.87%	0.84%	0.84%	0.84%
Net investment income	2.28%	2.27%	1.67%	3.18%	2.29%
Supplemental data
Portfolio turnover rate	59%	65%	27%	32%	38%
Net assets, end of period (000s omitted)	$236,946	$182,639	$192,799	$63,766	$82,982

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo International Equity Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Equity Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

24	Wells Fargo International Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to

Notes to financial statements	Wells Fargo International Equity Fund	25

provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2017, the aggregate cost of all investments for federal income tax purposes was $396,515,460 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$84,665,680
Gross unrealized losses	(10,787,580)
Net unrealized gains	$73,878,100

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and corporate actions. At October 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$8,457,624	$(8,457,624)

As of October 31, 2017 the Fund had capital loss carryforwards which consist of $6,311,382 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

26	Wells Fargo International Equity Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Brazil	$12,745,701	$0	$0	$12,745,701
Canada	10,614,516	0	0	10,614,516
China	32,794,506	0	0	32,794,506
Denmark	1,452,629	0	0	1,452,629
France	26,658,655	0	0	26,658,655
Germany	65,226,088	0	0	65,226,088
Hong Kong	6,547,966	0	0	6,547,966
Italy	33,487,562	0	0	33,487,562
Japan	45,316,703	0	0	45,316,703
Malaysia	13,423,682	0	0	13,423,682
Netherlands	50,726,251	0	0	50,726,251
Norway	16,852,905	0	0	16,852,905
Russia	7,061,050	0	0	7,061,050
South Africa	10,905,118	0	0	10,905,118
South Korea	24,757,917	0	0	24,757,917
Switzerland	17,396,267	0	0	17,396,267
United Kingdom	41,176,569	0	0	41,176,569
United States	11,936,801	0	0	11,936,801

Participation notes
China	0	6,667,875	0	6,667,875

Short-term investments
Investment companies	32,495,353	0	0	32,495,353
Investments measured at net asset value*				2,149,446

	461,576,239	6,667,875	0	470,393,560
Forward foreign currency contracts	0	262,354	0	262,354
Total assets	$461,576,239	$6,930,229	$0	$470,655,914
Liabilities
Forward foreign currency contracts	$0	$104,105	$0	$104,105
Total liabilities	$0	$104,105	$0	$104,105

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $2,149,446 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo International Equity Fund	27

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.68% as the average daily net assets of the Fund increase. Prior to March 1, 2017, Funds Management received a fee at an annual rate which started at 0.90% and declined to 0.73% as the average daily net assets of the Fund increased. For the year ended October 31, 2017, the management fee was equivalent to an annual rate of 0.87% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.84% for Class R6 shares, 1.14% for Administrator Class shares, and 0.89% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Out-of-pocket reimbursements

During the year ended October 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $222,895 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $50,184 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

28	Wells Fargo International Equity Fund	Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2017, Funds Distributor received $14,884 from the sale of Class A shares and $89 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B for the year ended October 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2017 were $245,371,204 and $222,627,587, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2017, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $13,335,774 and $54,628,510 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2017.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Goldman Sachs	$262,354	$0	$(262,354)	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Morgan Stanley	$104,105	$0	$0	$104,105

Notes to financial statements	Wells Fargo International Equity Fund	29

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended October 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $11,461,894 and $6,187,351 of ordinary income for the years ended October 31, 2017 and October 31, 2016, respectively.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$16,441,050	$73,894,290	$(6,311,382)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo International Equity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo International Equity Fund as of October 31, 2017 the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2017

Other information (unaudited)	Wells Fargo International Equity Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2.07% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $10,176,934 of income dividends paid during the fiscal year ended October 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2017, $53,876 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2017. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo International Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, effective 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, from 1998 to 2017; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo International Equity Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, effective 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee, since 1996; Chairman, effective 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman will become Chair Liaison effective January 1, 2018.

***	Peter Gordon will retire on December 31, 2017.

****	Olivia Mitchell will become Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny will become Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each will become a Trustee effective January 1, 2018.

34	Wells Fargo International Equity Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo International Equity Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc.

36	Wells Fargo International Equity Fund	Other information (unaudited)

(“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the MSCI ACWI Index ex USA (Net), for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the expense Groups for all share classes except Class R and Administrator Class. However, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of

Other information (unaudited)	Wells Fargo International Equity Fund	37

profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo International Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

307203 12-17 A240/AR240 10-17

Annual Report

October 31, 2017

Wells Fargo Intrinsic World Equity Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intrinsic World Equity Fund for the 12-month period that ended October 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 23.63% and 23.64%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.90% and the Bloomberg Barclays Municipal Bond Index4 returned 2.19% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the last two months of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory in November, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s amended rule for money market funds, which included the possibility of liquidity fees and redemption gates and, for institutional prime and municipal money market funds, floating net asset values (NAVs). Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic World Equity Fund	3

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds that accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, financial markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. Corporate earnings reports were favorable overall as companies continued to benefit from healthy operating leverage. Global commodity prices climbed during the quarter. Oil prices rebounded, partly due to a better balance between supply and demand. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective. Reflecting continued confidence in the U.S. economy, the Fed also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which has led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. Also, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

Positive economic and market news continued into October.

October proved to be a strong month for U.S. stocks. The S&P 500 Index delivered 11 record closes amid rising consumer confidence and signs the economy was continuing to gain momentum, including news in late October that economic output was estimated to have grown at a 3.0% annual rate in the third quarter. At its October meeting, the Fed, in a unanimous vote, left short-term interest rates unchanged but signaled it could make another rate increase before the end of 2017 if the economy remains on track. The Fed also began the process of unwinding its quantitative easing program. Outside the U.S., international stocks generally delivered positive results in October as global economic growth continued to strengthen.

4	Wells Fargo Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Intrinsic World Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Amit Kumar‡

Jean-Baptiste Nadal, CFA®

Jen Robertson, CFA®‡

Average annual total returns (%) as of October 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EWEAX)	4-30-1996	18.23	8.99	4.36	25.44	10.28	4.98	1.46	1.35
Class C (EWECX)	5-18-2007	23.54	9.45	4.20	24.54	9.45	4.20	2.21	2.10
Administrator Class (EWEIX)	5-18-2007	–	–	–	25.60	10.50	5.21	1.38	1.25
Institutional Class (EWENX)	7-30-2010	–	–	–	25.92	10.75	5.37	1.13	0.95
MSCI World Index (Net)[4]	–	–	–	–	22.77	11.56	4.10	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to focused portfolio risk, geographic risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic World Equity Fund	7

Growth of $10,000 investment as of October 31, 2017[5]

‡	Mr. Kumar and Ms. Robertson became portfolio managers of the Fund on June 6, 2017.

[1]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through February 28, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Morgan Stanley Capital International (MSCI) World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Net) consists of the following 23 developed markets country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI World Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Intrinsic World Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the MSCI World Index (Net), for the 12-month period that ended October 31, 2017.

∎	The Fund’s outperformance was driven primarily by stock selection, especially in the consumer staples, industrials, financials, and health care sectors. Relative sector weightings, which are a by-product of our bottom-up stock-selection process, also had a net-positive effect.

∎	Stock selection in the consumer discretionary sector detracted from the Fund’s relative return.

The Fund outperformed in a global stock market driven by worldwide economic growth, tightening monetary policies, and normalizing interest rates. Stocks in both developed and emerging markets produced strong, positive returns during the period. Risk appetites among investors were healthy, with emerging markets and developed non-U.S. equity markets generally outpacing U.S. stocks. A weaker U.S. dollar, lack of momentum in fiscal policy in the U.S., and accelerating economic growth in Europe all contributed to strength in these markets.

We adhered to the same intrinsic value investment philosophy and process and consistently applied it to investment selection for the Fund. We define intrinsic value as the present discounted value of future cash streams. Our fundamental analysis involves identifying the stocks that we believe are high-quality, value-creating businesses selling at a discount to our estimate of intrinsic or true value and that possess what we believe are identifiable catalysts that could close the valuation gap over our investment time horizon. Over the long term, we seek to add value primarily through stock selection due to our research-intensive, bottom-up investment process.

Ten largest holdings (%) as of October 31, 2017[6]
Capgemini SA	2.78
Microsoft Corporation	2.64
Societe Generale SA	2.55
Air Liquide SA	2.54
Visa Incorporated Class A	2.52
Alphabet Incorporated Class C	2.49
Nidec Corporation	2.41
Cigna Corporation	2.39
CaixaBank SA	2.32
AerCap Holdings NV	2.31

Our long-term investment process typically has resulted in low portfolio turnover as we seek to invest in businesses over a three- to five-year investment horizon. During the reporting period, we sold the Fund’s positions in eight companies across six sectors and added positions in seven new companies across six sectors. Positions sold from the Fund during the period included Autoliv, Incorporated, in the consumer discretionary sector; PepsiCo, Incorporated, and The Procter & Gamble Company in the consumer staples sector; Express Scripts Holding Company in the health care sector; Lockheed Martin Corporation and Siemens AG in the industrials sector; Samsung Electronics Company, Limited, in the information technology (IT) sector; and Millicom International Cellular S.A. in the telecommunication services sector. Positions added to the Fund included Advance Auto Parts, Incorporated, in the consumer discretionary sector; Anheuser-Busch InBev and Mondelēz International, Incorporated, in the consumer staples sector; Affiliated Managers Group, Incorporated, in the financials sector; Eli Lilly and Company in the health care sector; Capgemini SE in the IT sector; and Vulcan Materials Company in the materials sector. All buy and sell decisions were driven by company-specific, fundamental analysis rather than top-down, sector-allocation decisions.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic World Equity Fund	9

Sector distribution as of October 31, 2017[7]

Country allocation as of October 31, 2017[7]

Stock selection in a number of sectors largely drove the Fund’s outperformance.

Stock selection in the consumer staples, industrials, financials, and health care sectors contributed to relative performance. In consumer staples, Unilever N.V.—the global conglomerate of personal care, home care, and food products—was the principal contributor. In industrials, contributors included global aerospace and defense-related companies Airbus SE and General Dynamics Corporation. Within financials, Spanish regional bank CaixaBank, S.A., and French corporate and retail bank Societe Generale SA were the best performers. In the health care sector, managed care organization Cigna Corporation and health care conglomerate Abbott Laboratories were top performers.

Stock selection in the consumer discretionary sector hindered Fund performance.

The Fund’s relative weakness in the consumer discretionary sector for the period was hindered by retailer Advance Auto Parts, Incorporated, a distributor of automotive parts to consumers and professional installers.

We remain confident that our investment process should create shareholder value over time.

In our view, the 12-month period that ended October 31, 2017, demonstrated the continued positive impact of an improving global economy and normalization of global interest rates on our intrinsic value approach. The investment team has long argued that deflation, flat interest rates, tepid economic growth, and the shift from active to passive investment vehicles create difficulties in differentiating high-quality from low-quality investments. Recently, sector or industry trends have become more important than macro trends, further demonstrating the value of our active, intrinsic value approach.

Expectations for improved economic and earnings growth should bode well for the portfolio’s positioning. With improving growth, rising inflation, and increasing wages in the U.S., rising interest rates are a likely outcome, and investor expectations appear to lean in this direction. The high-quality companies with strong free cash flow that we have identified have the ability to self-finance strategic decisions better than their lower-quality peers. Therefore, we believe investors will continue to benefit from our intrinsic value approach. While companies we select may use their free cash flow to pay dividends, our primary focus is allowing company management teams to identify the most appropriate uses of this free cash. These uses may include balance-sheet restructuring, share repurchases, new products, acquisitions, or marketing. We believe company management teams have superior knowledge of their markets, competitors, and customers, enabling them to identify the most effective uses of free cash.

Despite some potential risks in the market, such as renewed deflationary pressures in some regions as contrasted with the potential for faster-than-expected inflation in other regions, geopolitical events, and protectionism/trade barriers, we believe the Fund is well positioned to benefit from normalizing interest rates, accelerating global economic growth, expanding valuation multiples, increasing market volatility, and an improving energy sector.

Please see footnotes on page 7.

10	Wells Fargo Intrinsic World Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2017	Ending account value 10-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,095.92	$7.13	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Class C
Actual	$1,000.00	$1,092.21	$11.07	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	$10.66	2.10%
Administrator Class
Actual	$1,000.00	$1,096.90	$6.61	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class
Actual	$1,000.00	$1,098.14	$5.02	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2017	Wells Fargo Intrinsic World Equity Fund	11

Security name	Shares	Value

Common Stocks: 99.63%

Belgium: 0.97%
Anheuser-Busch InBev NV ADR (Consumer Staples, Beverages) «	12,700	$1,559,306

France: 7.87%
Air Liquide SA (Materials, Chemicals)	32,000	4,074,178
Capgemini SA (Information Technology, IT Services)	36,600	4,448,805
Societe Generale SA (Financials, Banks)	73,500	4,092,466

		12,615,449

Germany: 2.79%
Bayer AG (Health Care, Pharmaceuticals)	9,700	1,262,103
Deutsche Telekom AG (Telecommunication Services, Diversified Telecommunication Services)	176,500	3,215,520

		4,477,623

Hong Kong: 1.96%
AIA Group Limited (Financials, Insurance)	416,800	3,136,124

Japan: 9.40%
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	102,500	3,175,828
Kao Corporation (Consumer Staples, Personal Products)	35,300	2,122,253
Nidec Corporation (Industrials, Electrical Equipment)	29,300	3,863,977
ORIX Corporation (Financials, Diversified Financial Services)	167,300	2,852,215
Sony Corporation (Consumer Discretionary, Household Durables)	78,740	3,055,975

		15,070,248

Netherlands: 7.65%
AerCap Holdings NV (Industrials, Trading Companies & Distributors) †	70,200	3,695,328
Airbus SE (Industrials, Aerospace & Defense)	19,800	2,023,868
Heineken NV (Consumer Staples, Beverages)	22,800	2,221,890
Sensata Technologies Holding NV (Industrials, Electrical Equipment) †	41,200	2,015,092
Unilever NV (Consumer Staples, Personal Products)	39,700	2,301,012

		12,257,190

Spain: 2.32%
CaixaBank SA (Financials, Banks)	793,900	3,715,742

Switzerland: 7.44%
Nestle SA (Consumer Staples, Food Products)	29,300	2,464,061
Novartis AG ADR (Health Care, Pharmaceuticals)	39,500	3,261,910
Roche Holding AG (Health Care, Pharmaceuticals)	11,000	2,541,472
UBS Group AG (Financials, Capital Markets)	214,300	3,647,385

		11,914,828

United Kingdom: 6.04%
Diageo plc (Consumer Staples, Beverages)	71,200	2,432,193
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	115,100	3,615,310
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	1,265,000	3,622,317

		9,669,820

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic World Equity Fund	Portfolio of investments—October 31, 2017

Security name		Shares	Value

United States: 53.19%
Abbott Laboratories (Health Care, Health Care Equipment & Supplies)		43,000	$2,331,890
Advance Auto Parts Incorporated (Consumer Discretionary, Specialty Retail)		34,590	2,827,387
Affiliated Managers Group Incorporated (Financials, Capital Markets)		16,300	3,039,950
Alphabet Incorporated Class C (Information Technology, Internet Software & Services) †		3,920	3,985,229
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)		19,300	3,262,472
BB&T Corporation (Financials, Banks)		70,000	3,446,800
Chevron Corporation (Energy, Oil, Gas & Consumable Fuels)		28,700	3,326,043
Cigna Corporation (Health Care, Health Care Providers & Services)		19,410	3,828,040
CIT Group Incorporated (Financials, Banks)		77,100	3,594,402
Eli Lilly & Company (Health Care, Pharmaceuticals)		20,200	1,655,188
EOG Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)		36,700	3,665,229
General Dynamics Corporation (Industrials, Aerospace & Defense)		12,218	2,480,010
Gilead Sciences Incorporated (Health Care, Biotechnology)		36,800	2,758,528
Honeywell International Incorporated (Industrials, Industrial Conglomerates)		22,000	3,171,520
Merck & Company Incorporated (Health Care, Pharmaceuticals)		57,600	3,173,184
Microsoft Corporation (Information Technology, Software)		50,900	4,233,861
Mondelez International Incorporated Class A (Consumer Staples, Food Products)		86,400	3,579,552
Motorola Solutions Incorporated (Information Technology, Communications Equipment)		37,200	3,368,088
Oracle Corporation (Information Technology, Software)		58,800	2,992,920
Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		832,290	3,472,587
Schlumberger Limited (Energy, Energy Equipment & Services)		49,700	3,180,800
The Charles Schwab Corporation (Financials, Capital Markets)		12,516	561,217
The Goldman Sachs Group Incorporated (Financials, Capital Markets)		7,245	1,756,768
The Walt Disney Company (Consumer Discretionary, Media)		24,700	2,415,907
United Parcel Service Incorporated Class B (Industrials, Air Freight & Logistics)		28,630	3,364,884
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services)		67,400	3,226,438
Visa Incorporated Class A (Information Technology, IT Services)		36,700	4,036,266
Vulcan Materials Company (Materials, Construction Materials)		20,600	2,508,050

			85,243,210

Total Common Stocks (Cost $121,800,821)			159,659,540

	Yield
Short-Term Investments: 1.40%

Investment Companies: 1.40%
Securities Lending Cash Investment LLC (l)(r)(u)	1.26%	1,478,852	1,479,000
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.96	763,828	763,828

Total Short-Term Investments (Cost $2,242,828)			2,242,828

Total investments in securities (Cost $124,043,649)	101.03%	161,902,368
Other assets and liabilities, net	(1.03)	(1,648,335)

Total net assets	100.00%	$160,254,033

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Intrinsic World Equity Fund	13

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	%, of net assets
Short-Term Investments
Investment companies
Securities Lending Cash Investment LLC	0	56,225,998	54,747,146	1,478,852	$(116)	$0	$20,078	$1,479,000
Wells Fargo Government Money Market Fund Select Class	343,055	25,230,909	24,810,136	763,828	0	0	3,705	763,828

					$(116)	$0	$23,783	$2,242,828	1.40%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic World Equity Fund	Statement of assets and liabilities—October 31, 2017

Assets
Investments in unaffiliated securities (including $1,473,360 of securities loaned), at value (cost $121,800,821)	$159,659,540
Investments in affiliated securities, at value (cost $2,242,828)	2,242,828
Foreign currency, at value (cost $78)	77
Receivable for investments sold	742,141
Receivable for Fund shares sold	75,513
Receivable for dividends	336,847
Receivable for securities lending income	414
Prepaid expenses and other assets	50,283

Total assets	163,107,643

Liabilities
Payable upon receipt of securities loaned	1,479,116
Payable for investments purchased	1,111,834
Management fee payable	100,553
Payable for Fund shares redeemed	43,571
Administration fees payable	27,902
Distribution fee payable	4,507
Trustees’ fees and expenses payable	2,315
Accrued expenses and other liabilities	83,812

Total liabilities	2,853,610

Total net assets	$160,254,033

NET ASSETS CONSIST OF
Paid-in capital	$110,184,672
Undistributed net investment income	747,677
Accumulated net realized gains on investments	11,462,933
Net unrealized gains on investments	37,858,751

Total net assets	$160,254,033

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$141,831,443
Shares outstanding – Class A1	6,145,417
Net asset value per share – Class A	$23.08
Maximum offering price per share – Class A2	$24.49
Net assets – Class C	$7,015,300
Shares outstanding – Class C1	316,752
Net asset value per share – Class C	$22.15
Net assets – Administrator Class	$4,726,591
Shares outstanding – Administrator Class[1]	205,681
Net asset value per share – Administrator Class	$22.98
Net assets – Institutional Class	$6,680,699
Shares outstanding – Institutional Class[1]	289,793
Net asset value per share – Institutional Class	$23.05

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2017	Wells Fargo Intrinsic World Equity Fund	15

Investment income
Dividends (net of foreign withholding taxes of $171,961)	$3,392,375
Income from affiliated securities	23,783

Total investment income	3,416,158

Expenses
Management fee	1,300,353
Administration fees
Class A	285,433
Class C	15,162
Administrator Class	5,250
Institutional Class	7,545
Shareholder servicing fees
Class A	339,801
Class C	18,050
Administrator Class	9,890
Distribution fee
Class C	54,149
Custody and accounting fees	30,566
Professional fees	61,123
Registration fees	65,353
Shareholder report expenses	50,144
Trustees’ fees and expenses	22,444
Other fees and expenses	11,482

Total expenses	2,276,745
Less: Fee waivers and/or expense reimbursements	(184,583)

Net expenses	2,092,162

Net investment income	1,323,996

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	11,579,930
Affiliated securities	(116)

Net realized gains on investments	11,579,814

Net change in unrealized gains (losses) on investments	21,512,782

Net realized and unrealized gains (losses) on investments	33,092,596

Net increase in net assets resulting from operations	$34,416,592

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic World Equity Fund	Statement of changes in net assets

	Year ended October 31, 2017		Year ended October 31, 2016

Operations
Net investment income		$1,323,996		$1,612,182
Net realized gains on investments		11,579,814		7,022,443
Net change in unrealized gains (losses) on investments		21,512,782		(13,434,282)

Net increase (decrease) in net assets resulting from operations		34,416,592		(4,799,657)

Distributions to shareholders from
Net investment income
Class A		(1,555,768)		(1,480,000)
Class C		(31,841)		(5,766)
Administrator Class		(46,398)		(77,002)
Institutional Class		(82,395)		(77,098)
Net realized gains
Class A		(6,105,260)		(15,944,560)
Class C		(361,793)		(992,532)
Administrator Class		(186,415)		(637,316)
Institutional Class		(246,870)		(554,534)

Total distributions to shareholders		(8,616,740)		(19,768,808)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	91,775	1,943,663	77,894	1,519,486
Class C	11,239	230,175	48,859	912,817
Administrator Class	61,599	1,310,161	99,764	1,871,151
Institutional Class	141,316	2,903,861	87,333	1,706,229

		6,387,860		6,009,683

Reinvestment of distributions
Class A	382,200	7,440,005	871,879	16,927,692
Class C	19,294	360,925	51,392	955,480
Administrator Class	11,665	225,913	36,033	697,376
Institutional Class	14,333	278,253	24,158	469,358

		8,305,096		19,049,906

Payment for shares redeemed
Class A	(854,675)	(17,932,087)	(975,567)	(18,924,820)
Class C	(100,134)	(2,025,420)	(121,189)	(2,191,011)
Administrator Class	(111,252)	(2,222,251)	(166,281)	(3,242,731)
Institutional Class	(89,219)	(1,831,803)	(109,687)	(2,106,188)

		(24,011,561)		(26,464,750)

Net decrease in net assets resulting from capital share transactions		(9,318,605)		(1,405,161)

Total increase (decrease) in net assets		16,481,247		(25,973,626)

Net assets
Beginning of period		143,772,786		169,746,412

End of period		$160,254,033		$143,772,786

Undistributed net investment income		$747,677		$1,144,741

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic World Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.53	$22.82	$22.39	$21.88	$17.94
Net investment income	0.19	0.20	0.19	0.17	0.20
Net realized and unrealized gains (losses) on investments	4.54	(0.83)	0.73	0.59	4.00

Total from investment operations	4.73	(0.63)	0.92	0.76	4.20
Distributions to shareholders from
Net investment income	(0.23)	(0.20)	(0.12)	(0.25)	(0.26)
Net realized gains	(0.95)	(2.46)	(0.37)	0.00	0.00

Total distributions to shareholders	(1.18)	(2.66)	(0.49)	(0.25)	(0.26)
Net asset value, end of period	$23.08	$19.53	$22.82	$22.39	$21.88
Total return[1]	25.44%	(2.54)%	4.23%	3.45%	23.74%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.46%	1.48%	1.47%	1.49%
Net expenses	1.35%	1.37%	1.40%	1.40%	1.40%
Net investment income	0.88%	1.09%	0.79%	0.70%	0.95%
Supplemental data
Portfolio turnover rate	21%	23%	32%	23%	22%
Net assets, end of period (000s omitted)	$141,831	$127,428	$149,492	$157,061	$168,621

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.77	$21.99	$21.64	$21.19	$17.37
Net investment income (loss)	0.03 [1]	0.05	0.01 [1]	(0.02)	0.05
Net realized and unrealized gains (losses) on investments	4.38	(0.80)	0.71	0.58	3.89

Total from investment operations	4.41	(0.75)	0.72	0.56	3.94
Distributions to shareholders from
Net investment income	(0.08)	(0.01)	0.00	(0.11)	(0.12)
Net realized gains	(0.95)	(2.46)	(0.37)	0.00	0.00

Total distributions to shareholders	(1.03)	(2.47)	(0.37)	(0.11)	(0.12)
Net asset value, end of period	$22.15	$18.77	$21.99	$21.64	$21.19
Total return[2]	24.54%	(3.26)%	3.41%	2.65%	22.82%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.21%	2.23%	2.22%	2.24%
Net expenses	2.10%	2.12%	2.15%	2.15%	2.15%
Net investment income (loss)	0.13%	0.32%	0.05%	(0.06)%	0.20%
Supplemental data
Portfolio turnover rate	21%	23%	32%	23%	22%
Net assets, end of period (000s omitted)	$7,015	$7,252	$8,958	$9,788	$9,949

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic World Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.43	$22.76	$22.33	$21.81	$17.89
Net investment income	0.20 [1]	0.24 [1]	0.23 [1]	0.22 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	4.54	(0.84)	0.75	0.59	3.99

Total from investment operations	4.74	(0.60)	0.98	0.81	4.23
Distributions to shareholders from
Net investment income	(0.24)	(0.27)	(0.18)	(0.29)	(0.31)
Net realized gains	(0.95)	(2.46)	(0.37)	0.00	0.00

Total distributions to shareholders	(1.19)	(2.73)	(0.55)	(0.29)	(0.31)
Net asset value, end of period	$22.98	$19.43	$22.76	$22.33	$21.81
Total return	25.60%	(2.43)%	4.51%	3.70%	24.03%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.37%	1.34%	1.29%	1.31%
Net expenses	1.25%	1.22%	1.15%	1.15%	1.15%
Net investment income	0.95%	1.27%	1.01%	0.96%	1.18%
Supplemental data
Portfolio turnover rate	21%	23%	32%	23%	22%
Net assets, end of period (000s omitted)	$4,727	$4,735	$6,239	$7,327	$5,306

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.51	$22.83	$22.40	$21.87	$17.93
Net investment income	0.27	0.26	0.28	0.25 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	4.53	(0.80)	0.75	0.60	4.02

Total from investment operations	4.80	(0.54)	1.03	0.85	4.28
Distributions to shareholders from
Net investment income	(0.31)	(0.32)	(0.23)	(0.32)	(0.34)
Net realized gains	(0.95)	(2.46)	(0.37)	0.00	0.00

Total distributions to shareholders	(1.26)	(2.78)	(0.60)	(0.32)	(0.34)
Net asset value, end of period	$23.05	$19.51	$22.83	$22.40	$21.87
Total return	25.92%	(2.13)%	4.72%	3.90%	24.28%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.13%	1.09%	1.04%	1.06%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.28%	1.47%	1.23%	1.11%	1.32%
Supplemental data
Portfolio turnover rate	21%	23%	32%	23%	22%
Net assets, end of period (000s omitted)	$6,681	$4,357	$5,058	$3,179	$2,352

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic World Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

22	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	23

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2017, the aggregate cost of all investments for federal income tax purposes was $124,918,836 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$40,454,075
Gross unrealized losses	(3,470,543)
Net unrealized gains	$36,983,532

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At October 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(4,658)	$4,658

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Belgium	$1,559,306	$0	$0	$1,559,306
France	12,615,449	0	0	12,615,449
Germany	4,477,623	0	0	4,477,623
Hong Kong	3,136,124	0	0	3,136,124
Japan	15,070,248	0	0	15,070,248
Netherlands	12,257,190	0	0	12,257,190
Spain	3,715,742	0	0	3,715,742
Switzerland	11,914,828	0	0	11,914,828
United Kingdom	9,669,820	0	0	9,669,820
United States	85,243,210	0	0	85,243,210

Short-term investments
Investment companies	763,828	0	0	763,828
Investments measured at net asset value*				1,479,000
Total assets	$160,423,368	$0	$0	$161,902,368

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $1,479,000 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.68% as the average daily net assets of the Fund increase. For the year ended October 31, 2017, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	25

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.25% for Administrator Class shares, and 0.95% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Out-of-pocket reimbursements

During the year ended October 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $29,258 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $49,603 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2017, Funds Distributor received $1,422 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class, of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2017 were $31,478,222 and $48,080,254, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

26	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

For the year ended October 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	Year ended October 31
	2017	2016
Ordinary income	$1,716,402	$2,314,580
Long-term capital gain	6,900,338	17,454,228

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,951,084	$11,144,006	$36,983,564

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTIONS

On December 13, 2017, the Fund declared distributions from capital gains to shareholders of record on December 12, 2017. The per share amounts payable on December 14, 2017 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.07013	$1.62242
Class C	0.07013	1.62242
Administrator Class	0.07013	1.62242
Institutional Class	0.07013	1.62242

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Intrinsic World Equity Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Intrinsic World Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Intrinsic World Equity Fund as of October 31, 2017 the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2017

28	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)
TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 96.23% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $6,900,338 was designated as a 20% rate gain distribution for the fiscal year ended October 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $1,716,402 of income dividends paid during the fiscal year ended October 31, 2017 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, effective 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, from 1998 to 2017; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, effective 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee, since 1996; Chairman, effective 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman will become Chair Liaison effective January 1, 2018.

***	Peter Gordon will retire on December 31, 2017.

****	Olivia Mitchell will become Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny will become Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each will become a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Intrinsic World Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	33

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI World Index (Net), for the ten-year period under review, but lower than its benchmark for the one-, three- and five-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund.

34	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Intrinsic World Equity Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

307204 12-17 A241/AR241 10-17

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2017	Fiscal year ended October 31, 2016
Audit fees	$246,756	$244,446
Audit-related fees	—	—
Tax fees (1)	36,790	34,610
All other fees	—	—

	$283,546	$279,056

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen
President

Date: December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen
President

Date: December 21, 2017

By:

/s/ Jeremy DePalma
Treasurer

Date: December 21, 2017